      As filed with the Securities and Exchange Commission on January 31, 2000.


                                                      Registration Nos.33-62061
                                                                       811-7345
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                         [X]

                         Pre-Effective Amendment No. __                [ ]


                         Post-Effective Amendment No. 9                [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                     [X]


                                Amendment No. 12                       [X]

                        (Check appropriate box or boxes.)

                           NEW ENGLAND FUNDS TRUST III
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               399 Boylston Street
                              Boston, Massachusetts                02116
-------------------------------------------------------------------------------
                    (Address of principal executive offices)     (Zip Code)


Registrant's Telephone Number, including Area Code            (617) 578-1132
                                                              --------------


                             John E. Pelletier, Esq.
                             New England Funds, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                                    Copy to:

                               John M. Loder, Esq.

-------------------------------------------------------------------------------
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to paragraph (b)
[X] On February 1, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                 NVEST FUNDS(SM)
                                                    Where The Best Minds Meet(R)


Nvest Funds
ACCESS SHARES(SM)

---------------------------------

Nvest Select Fund

[graphic omitted]




The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call Nvest Funds.

PROSPECTUS
February 1, 2000
                                                                WHAT'S INSIDE

Goal, Strategies & Risks                                      [graphic omitted]
Page  2
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Fund Fees & Expenses                                          [graphic omitted]
Page  6
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Management Team                                               [graphic omitted]
Page  7
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Fund Services                                                 [graphic omitted]
Page  9
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Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
--------------------------------------------------------------------------------

TABLE OF CONTENTS

An Introduction of Access Shares(SM) ......................................    2
--------------------------------------------------------------------------------
GOAL, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Select Fund .........................................................    2
More About Risk ...........................................................    5

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ......................................................    6

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Fund's and Portfolio's Investment Advisers .......................    7
Meet the Portfolio Manager ................................................    8

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Fund .....................................................    9
How Sales Charges are Calculated ..........................................   10
Ways to Reduce or Eliminate Sales Charges .................................   11
It's Easy to Open an Account ..............................................   12
Buying Shares .............................................................   13
Selling Shares ............................................................   14
Selling Shares in Writing .................................................   15
Exchanging Shares .........................................................   16
Restrictions on Buying, Selling and Exchanging Shares .....................   16
How Fund Shares Are Priced ................................................   17
Dividends and Distributions ...............................................   18
Tax Consequences ..........................................................   18
Additional Fund Information ...............................................   18
Compensation to Securities Dealers ........................................   19
Additional Investor Services ..............................................   20
Glossary of Terms .........................................................   21

If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

AN INTRODUCTION
TO ACCESS SHARES(SM)

Nvest Funds Access Shares(SM) is a unique fund structure specifically created for investors who seek advice through financial professionals.

Unlike a typical mutual fund, each Fund available through Access Shares(SM) invests all or substantially all of its assets in shares of a single underlying mutual fund, establishing a direct link to that Portfolio's goal, investment strategy and performance. As with any mutual fund, there is no assurance that the investment goal of each Fund or its respective Portfolio will be achieved. Each Fund's goal may be changed without shareholder approval.

This Prospectus contains information on one Access Shares(SM) Fund, Nvest Select Fund, outlined below (the "Fund"). Nvest Funds Management, L.P. ("Nvest Management") is the adviser to the Fund. In this Prospectus, the underlying mutual fund in which the Fund invests directly, Oakmark Select Fund, is referred to as the "Portfolio."

As an alternative to investing in the Fund, an investor, without the assistance or advice of a financial advisor, could buy shares of the Portfolio directly from the Portfolio or its distributor without paying a sales load. Also, the Portfolio has a lower expense ratio than the Fund. However, if purchased directly, some of the Portfolios may require higher minimum investments or impose other eligibility requirements on investors.

--------------------------------------------------------------------------------
Nvest Select Fund
--------------------------------------------------------------------------------

Portfolio Manager:        William C. Nygren
                          Harris Associates L.P.

Investment Goal:        Long-term capital appreciation
                        The Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Select Fund.

INVESTMENT RISKS: The risks associated with the Fund generally are the same as those of its Portfolio and depend on the nature of the Portfolio's investments. The value of the Portfolio's domestic and foreign investments varies in response to many factors. Equity securities fluctuate in value based upon general market and economic conditions, as well as in response to specific developments affecting their issuing companies. Fixed-income securities generally fluctuate in value due to changes in interest rates and in the perceived creditworthiness of their issuers. Because the Fund and the Portfolio have the same investment goal, the ability of the Fund to meet its investment goal is directly related to the performance of the Portfolio. The Portfolio is non-diversified. Although the Portfolio's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Fund shares are not bank deposits and are not guaranteed, insured or endorsed by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

For more detailed information about the Portfolio's investment goal, strategies and related risks, please refer to the section entitled "Goal, Strategies & Risks." To learn more about the possible risks of the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

[graphic omitted] Goal, Strategies & Risks                     FUND FOCUS
                  ------------------------               Stability Income Growth
                  NVEST SELECT FUND
                                                    High                   X
PORTFOLIO:         Oakmark Select Fund                  --------- ------ ------
PORTFOLIO ADVISER: Harris Associates L.P.           Mod.
                   ("Harris Associates")                --------- ------ ------
                                                    Low    X        X
PORTFOLIO MANAGER: William C. Nygren

CATEGORY:          Large-Cap Equity   TICKER SYMBOL:  Class A  Class B  Class C
                                                      -------  -------  -------
                                                      pending  pending  pending


INVESTMENT GOAL
The Portfolio seeks long-term capital appreciation.

INVESTMENT STRATEGIES
The Portfolio invests primarily in common stocks of U.S. companies. The Portfolio is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

Harris Associates uses a value investment philosophy in selecting equity securities for the Portfolio. Harris Associates' philosophy of investing is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Portfolio's investment goal.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris Associates looks for the following characteristics although not all of the companies selected will have these attributes:

X free cash flows and intelligent investment of excess cash;

X earnings that are growing and are reasonably predictable; and;

X high level of manager ownership.

In making investment decisions for the Portfolio, Harris Associates generally employs the following methods:

o Harris Associates focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, Harris Associates uses independent, in-house research to analyze each company. As part of this selection process, Harris Associates' analysts typically visit companies and talk to various industry sources.


o The chief consideration in the selection of stocks for the Portfolio is the size of the discount of a company's stock price compared to the company's true business value. Once Harris Associates determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the other additional qualities mentioned above, it generally will consider buying that stock. Harris Associates usually sells when the company's stock price approaches 90% of its estimated worth. This means Harris Associates sets specific "buy" and "sell" tar gets for each stock held by the Portfolio. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

o The Portfolio tries to manage some of the risks of investing in common stock by purchasing stocks whose prices Harris Associates considers low relative to the stocks' true value. The Portfolio seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

o Harris Associates believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio generally holds 15 to 20 stocks in its portfolio.

o Harris Associates' value strategy also emphasizes investing for the long-term. Harris Associates believes that the market will ultimately discover these undervalued companies, and, therefore, Harris Associates gives them the time such recognition requires. Harris Associates has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that Portfolio and its shareholders have a long term horizon.

In addition to the principal investment strategies described above, the Portfolio may employ the following techniques in pursuing its investment goal. The Portfolio may:

o invest in stocks. The types of stock in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. Harris Associates' chief consideration in selecting common stock for the Portfolio is the size of the discount of market price relative to our determination of the true business value of the security.

o invest in debt securities. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. A description of the ratings is included as an appendix to the Statement of Additional Information.

o engage in currency exchange transactions. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future

                                      Goal, Strategies & Risks [graphic omitted]
                                      ------------------------

  date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

  Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, Harris Associates may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

o invest in short-term investments. In seeking to achieve its investment goal, the Portfolio ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

  To the extent that investments meeting the Portfolio's criteria for investment are not available, or when Harris Associates considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Portfolio may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, the Portfolio's asset may not be invested in accordance with its regular strategy, and the Portfolio may not achieve its investment goal.

o maintain cash reserves. Under ordinary circumstances, the Portfolio is substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, the Portfolio's assets may not be invested in accordance with its regular strategy and the Portfolio may not achieve its investment goal.

INVESTMENT RISKS

Although Harris Associates makes every effort to achieve the Portfolio's goal of long-term capital appreciation, Harris Associates cannot guarantee that it will attain that goal. Below are the principal risks of investing in the Portfolio.

NOT A BANK DEPOSIT. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund risks losing money by investing in the Portfolio.

COMMON STOCKS. The Portfolio invests mostly in common stocks, which are a type of equity security that represents an equity (ownership) interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of Fund shares of the Portfolio. When the Fund sells its shares of the Portfolio, they may be worth more or less than what the Fund paid for them.

NON-DIVERSIFICATION. Although the Portfolio's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

[graphic omitted] Our Goals, Strategies & Risks
                  -----------------------------

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Select Fund. The performance information below represents the historical performance of Class I shares of The Oakmark Select Fund, restated to reflect the operating expenses of Nvest Select Fund. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Fund's Class A shares for each calendar year since the Portfolio's first full year of operation. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)

                         (total return)
                  1997                       54.67%
                  1998                       15.85%
                  1999                       14.14%


/\ Highest Quarterly Return: Fourth Quarter 1998, up 21.4%
\/ Lowest Quarterly Return: Third Quarter 1998, down 17.1

The table below shows the Portfolio's average annual total returns for the one-year and since-inception periods compared to those of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charge that you may pay when you buy or redeem Fund shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST 1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
  The Portfolio: Class A                         7.58%             28.30%
  The Portfolio: Class B                         8.39%             29.40%
  The Portfolio: Class C                        12.39%             29.94%
  S&P 500                                       21.04%             28.05%
* These percentages reflect the average annual total returns since the inception of the Portfolio on November 1, 1996.

For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                                      Goal, Strategies & Risks [graphic omitted]
                                      ------------------------
                                               MORE ABOUT RISK

The Portfolio has principal investment strategies that come with inherent risks. The following is a list of risks to which the Portfolio (and therefore the Fund) may be subject by investing in various types of securities or engaging in various practices.

GENERAL RISKS All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. The Portfolio is intended for long-term investors.

MARKET RISK The Portfolio is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. The appreciation or depreciation of any one stock will have a greater impact on the Portfolio's net asset value than it would if the Portfolio invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases the Portfolio's volatility.

SMALL AND MID CAP COMPANIES During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

CREDIT RISK The Portfolio will not invest more than 25% of its total assets in securities rated below investment grade or, if unrated, that are considered by Harris Associates to be of comparable quality.

Investment in medium- or lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

LIQUIDITY RISK The market for medium- and lower-grade debt securities tends to be less broad than higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

NON-DIVERSIFICATION As "non-diversified", the Portfolio is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. However, the Portfolio intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Portfolio's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Portfolio's investment in an issuer does not exceed 5% of the value of the Portfolio's total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

 Since the Portfolio may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Portfolio than would a smaller investment in that security, and the net asset value per share of the Portfolio can be expected to fluctuate more than would the net asset value of a comparable "diversified" mutual fund.

[graphic omitted] FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)(1)(2)            5.75%     None     None
  Maximum deferred sales charge (load)
  (as a percentage of offering price)(2)                 (3)     5.00%    1.00%
  Redemption fees                                      None*     None*    None*

(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated."
  * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average net assets)

--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Management fees (1)                                   0.97%     0.97%     0.97%
Distribution and/or service (12b-1) fees              0.25%    31.00%*   31.00%*
Other expenses of Fund and Portfolio (less
  management fees)(2)                                 0.29%     0.29%     0.29%
Total annual fund operating expenses(3)               1.51%     2.26%     2.26%

(1) There is no management fee paid to Nvest Management by the Fund. The Management fee represents the fee paid by the Portfolio to its Adviser.

(2) Under an Administration Agreement between the Fund and Nvest Management, Nvest Management has agreed to pay all expenses (other than those paid by the Portfolio under the Special Servicing Agreement) of the Fund in excess of 0.10% annually of the Fund's average daily net assets for an initial two-year term.

(3) Total annual fund operating expenses reflect the aggregate expenses of both the Fund and its Portfolio.

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated

o Your investment has a 5% return each year

o The Fund's operating expenses remain the same

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                  CLASS A       CLASS B             CLASS C
                                              (1)      (2)       (1)      (2)
--------------------------------------------------------------------------------
 1 year                           $  720     $  729   $  229    $  329   $  229
 3 years                          $1,025     $1,006   $  706    $  706   $  706

(1) Assumes redemption at end of period.

(2) Assumes no redemption at end of period.

                                               Management Team [graphic omitted]
                                               ---------------
                                MEET THE FUND'S AND PORTFOLIO'S
                                            INVESTMENT ADVISERS

The Nvest Funds family includes 25 mutual funds with a total of $8 billion in assets under management as of December 31, 1999. Nvest Funds are distributed through Nvest Funds Distributor, L.P. (the "Distributor"). This Prospectus covers Nvest Funds Access Shares(SM) - Nvest Select Fund which along with Nvest Stock Funds, Nvest Bond Funds, Nvest Star Funds and Nvest Tax-Free Funds, and Kobrick Funds constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

NVEST FUNDS MANAGEMENT, L.P.
Nvest Funds Management, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $127 billion in assets under management as of September 30, 1999. Nvest Management oversees, evaluates and monitors the performance of the Fund and furnishes general business management and administration to the Fund. Nvest Management does not determine what investments will be purchased by the Portfolio. Harris Associates makes the investment decisions for the Portfolio.

HARRIS ASSOCIATES L.P.
Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as adviser to The Oakmark Select Fund and the other mutual funds in the Oakmark Family of Funds. Harris Associates, a subsidiary of Nvest Companies has, together with its predecessor, managed mutual funds since 1970. In addition to managing investments for mutual funds, Harris Associates manages assets of individuals, trusts, retirement plans, endowments, foundations and numerous private partnerships.

ADVISORY AGREEMENTS
Under the terms of the advisory agreement with the Fund, NVEST MANAGEMENT WILL NOT RECEIVE ANY MANAGEMENT FEE FROM THE FUND, SO LONG AS SUBSTANTIALLY ALL OF THE INVESTABLE ASSETS OF THE FUND ARE INVESTED IN THE SHARES OF ANOTHER MUTUAL FUND. If, however, the Fund's Board of Trustees should vote to change the investment strategy and elect to have Nvest Management provide portfolio management services to the Fund, either directly or by entering into a subadvisory agreement with another investment advisory firm, then Nvest Management would receive a management fee from the Fund at the annual rate calculated as a percentage of the Fund's average daily net assets of 1%.

No management fee would be payable to Nvest Management by the Fund until written notice of any such change is communicated to the shareholders of the Fund and, in the event of the appointment of the subadviser for the Fund that is affiliated with Nvest Management, the subadvisory agreement has been approved by the shareholders of the Fund at a special shareholders' meeting.

SPECIAL SERVICING AGREEMENT
Nvest Services Co., Inc. ("Nvest Services"), 399 Boylston Street, Boston, Massachusetts 02116, is the transfer and dividend-paying agent for the Fund, and is an affiliate of Nvest Management. Nvest Services has subcontracted certain of its obligations in this capacity to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Under the terms of a Special Servicing Agreement (the "Service Agreement") among the Fund, its Portfolio and Nvest Services, Nvest Services will provide services pertaining to the operation of the Fund, including shareholder servicing and fund administration. The Portfolio has agreed to pay Nvest Services an annual fee equal to 0.12% of the average daily net asset value of the Portfolio Shares held by the Fund. However, the Portfolio will not be required to pay Nvest Services any amount in excess of the financial benefits derived from the operation of the Fund. The cost-benefit analysis was initially reviewed by the Trustees of the Portfolio before participating in any Service Agreement. For future years, there will be an annual review of the Service Agreement to determine its continued appropriateness for the Portfolio.

[graphic omitted] Management Team
                  ---------------
                  MEET THE PORTFOLIO MANAGER

William C. Nygren
[graphic omitted]

William Nygren has served as portfolio manager of The Oakmark Select Fund since November 1996. Mr. Nygren, a chartered financial analyst, joined Harris Associates as an analyst in 1983 and was its Director of Research from September 1990 through April 1998. He holds an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota.

ADMINISTRATION AGREEMENT
Pursuant to an Administration Agreement entered into between Nvest Management and the Fund, the Fund will pay Nvest Management an administrative fee at the annual rate of 0.10% of the Fund's average daily net assets for an initial two-year term. At the expiration of this period, the Fund will pay Nvest Management the lesser of (i) 0.25% of the Fund's average daily net assets, or
(ii) the actual expenses incurred by Nvest Management in providing certain services to the Fund; provided however, that the minimum payment due to Nvest Management under the Administration Agreement will be no less than 0.10% of the Fund's average daily net assets. These services include the provision of necessary executive and other personnel for managing the affairs of the Fund.

PORTFOLIO TRADES
In placing trades on behalf of the Portfolio, Harris Associates may use brokerage firms that market the Fund's or the Portfolio's shares or are affiliated with Nvest Companies, Nvest Management or Harris Associates. Harris Associates will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such Portfolio trades are subject to applicable regulatory restrictions and procedures adopted by the Portfolio's Board of Trustees.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                         INVESTING IN THE FUND
CHOOSING A SHARE CLASS
The Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class of shares you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES                               CLASS B SHARES                                CLASS C SHARES
o You pay a sales charge when you buy        o You do not pay a sales charge when you      o You do not pay a sales charge when you
  Fund shares. There are several ways to       buy Fund shares. All of your money            buy Fund shares. All of your money
  reduce this charge. See the section          goes to work for you right away.              goes to work for you right away.
  entitled "Ways to Reduce or Eliminate
  Sales Charges."                            o You pay higher annual expenses than         o You pay higher annual expenses than
                                               Class A shares.                               Class A shares.
o You pay lower annual expenses than
  Class B and Class C shares, giving you     o You will pay a charge on redemptions        o You will pay a charge on redemptions
  the potential for higher returns per         if you sell your shares within 6 years        if you sell your shares within 1 year
  share.                                       of purchase, as described in the              of purchase.
                                               section entitled "How Sales Charges
o You do not pay a sales charge on             are Calculated."                            o Your Class C shares will not
  orders of $1 million or more, but you                                                      automatically convert into Class A
  may pay a charge on redemption if you      o Your Class B shares will automatically        shares. If you hold your shares for
  redeem these shares within 1 year of         convert into Class A shares after 8           longer than 8 years, you'll pay higher
  purchase.                                    years, which reduces your annual              expenses than other classes.
                                               expenses.
                                                                                           o We will not accept an order for $1
                                             o We will not accept an order for $1            million or more of Class C shares. You
                                               million or more of Class B shares. You        may, however, purchase $1 million or
                                               may, however, purchase $1 million or          more in Class A shares, which will
                                               more in Class A shares, which will            have no sales charge as well as lower
                                               have no sales charge as well as lower         annual expenses. You may pay a charge
                                               annual expenses. You may pay a charge         on redemption if you redeem these
                                               on redemption if you redeem these             shares within 1 year of purchase.
                                               shares within 1 year of purchase.

For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

CERTIFICATES
Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

[graphic omitted] Fund Services
                  -------------
                  HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------  * For purchases of Class A shares of the Fund of
                              CLASS A SALES CHARGES                                 $1 million or more or purchases by the
                                AS A % OF                AS A % OF                  Retirement Plans (Plans under Sections 401(a)
  YOUR INVESTMENT            OFFERING PRICE           YOUR INVESTMENT               or 401(k) of the Internal Revenue Code with
--------------------------------------------------------------------------------    investments of $1 million or more and have 100
  Less than  $ 50,000             5.75%                      6.10%                  or more eligible employees), there is no
  $50,000  - $ 99,999             4.50%                      4.71%                  front-end sales charge, but a contingent
  $100,000 - $249,999             3.50%                      3.63%                  deferred sales charge of 1.00% may apply to
  $250,000 - $499,999             2.50%                      2.56%                  redemptions of your shares within one year of
  $500,000 - $999,999             2.00%                      2.04%                  the purchase date. See "Ways to Reduce or
  $1,000,000 or more*             0.00%                         0%                  Eliminate Sales Charges."

--------------------------------------------------------------------------------

CLASS B SHARES
The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange into Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                 CLASS B CONTINGENT DEFERRED SALES CHARGES
            YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
                   1st                        5.00%
                   2nd                        4.00%
                   3rd                        3.00%
                   4th                        3.00%
                   5th                        2.00%
                   6th                        1.00%
                thereafter                       0%
--------------------------------------------------------------------------------

CLASS C SHARES
The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Nvest Fund.

--------------------------------------------------------------------------------
                  CLASS C CONTINGENT DEFERRED SALES CHARGES
            YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
                   1st                        1.00%
                thereafter                       0%
--------------------------------------------------------------------------------


HOW THE CDSC IS APPLIED TO YOUR SHARES
The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF A MONEY MARKET FUND
If you exchange shares of the Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services [graphic omitted]
-------------
WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES

REDUCING SALES CHARGES
There are several ways you can lower your sales charge, including:

o LETTER OF INTENT -- allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

  These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.

ELIMINATING SALES CHARGES AND CDSC
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives or other intermediaries;

o Fund trustees and other individuals who are affiliated with any Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 members (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES
You may apply proceeds from redeeming Class A shares of any Nvest Fund without paying a sales charge to repurchase Class A shares of the same or any other Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES

ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a retirement plan;

o to make payments through a systematic withdrawal plan; or

o due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds.

[graphic omitted] Fund Services
                  -------------
                  IT'S EASY TO OPEN AN ACCOUNT

TO OPEN AN ACCOUNT WITH NVEST FUNDS:

1. Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

------------------------------------------------------------------------------------------------------------
                                                                 MINIMUM TO OPEN AN
                                             MINIMUM TO             ACCOUNT USING             MINIMUM FOR
TYPE OF ACCOUNT                            OPEN AN ACCOUNT        INVESTMENT BUILDER       EXISTING ACCOUNTS
------------------------------------------------------------------------------------------------------------
Any account other than those
listed below                                   $2,500                   $100                     $100

Accounts registered under the Uniform
Gifts to Minors Act or the Uniform
Transfers to Minors Act                        $2,000                   $100                     $100

Individual Retirement Accounts (IRAs)          $  500                   $100                     $100

Retirement plans with tax benefits such
as corporate pension, profit sharing
and Keogh plans                                $  250                   $100                     $100

Payroll Deduction Investment Programs for
401(k), SARSEP, SEP, SIMPLE, 403(b)(7) and
certain other retirement plans                 $   25                    N/A                     $ 25
------------------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT
Buying or selling shares is easy with the services described below:

  NVEST FUNDS PERSONAL ACCESS LINE(R)              NVEST FUNDS WEB SITE
         800-225-5478, press 1                      www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online.

By using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o order duplicate account statements; and

o obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                 BUYING SHARES

         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.

BY MAIL
[graphic omitted]
o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party checks         "Nvest Funds." Third party checks
  will generally not be accepted.           will generally not be accepted.

o Mail the check with your completed      o Fill out the detachable investment
  application to                            slip from an account statement. If
  Nvest Funds,                              no slip is available, include with
  P.O. Box 8551,                            the check a letter specifying the
  Boston, MA 02266-8551.                    Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.

BY EXCHANGE
[graphic omitted]
o The exchange must be for a minimum      o The exchange must be for a minimum
  of $1,000 or for all of your shares.      of $1,000 or for all of your shares.

o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 to request an
  by calling your investment dealer or      exchange.
  Nvest Funds at 800-225-5478.
                                          o See the section entitled "Exchanging
o Call your investment dealer or Nvest      Shares."
  Funds to request an exchange.

o See the section entitled "Exchanging
  Shares."

BY WIRE
[graphic omitted]
o Call Nvest Funds at 800-225-5478 to     o Instruct your bank to transfer funds
  obtain an account number and wire         to State Street Bank & Trust
  transfer instructions. Your bank may      Company, ABA# 011000028, DDA#
  charge you for such a transfer.           99011538.

                                          o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.

AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
[graphic omitted]
o Indicate on your application that       o Please call Nvest Funds at
  you would like to begin an automatic      800-225-5478 for a Service Options
  investment plan through Investment        Form. A signature guarantee may be
  Builder and the amount of the             required to add this privilege.
  monthly investment ($100 minimum).
                                          o See the section entitled "Additional
o Send a check marked "Void" or a           Investor Services."
  deposit slip from your bank account
  along with your application.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 to
  whether it is a member of the ACH         add shares to your account through
  system.                                   ACH.

o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account                  for a Service Options Form. A
  application.                              signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

[graphic omitted] Fund Services
                  -------------
                  SELLING SHARES
                                TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for information.

BY MAIL
[graphic omitted]
o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.

o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
[graphic omitted]
o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.

o Call Nvest Funds to request an exchange.

o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]
o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

o Call Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.

o Call Nvest Funds to request a redemption through this system.

o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY SYSTEMATIC WITHDRAWAL PLAN
[graphic omitted]
o Please refer to the section entitled "Additional Investor Services" or call Nvest Funds at 800-225-5478 or your financial representative for information.

o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

BY TELEPHONE
[graphic omitted]
o You may receive your proceeds by mail, by wire or through ACH (see above).

o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.


A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.

The following table shows some situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.

SELLER (ACCOUNT TYPE)                 REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE        o The signatures on the letter must include all
PROPRIETORSHIP, UGMA/UTMA        persons authorized to sign, including title, if
(MINOR ACCOUNTS)                 applicable.

                               o Signature guarantee, if applicable (see above).

CORPORATE OR ASSOCIATION       o The signatures on the letter must include all
ACCOUNTS                         persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST    o The signature on the letter must include all
ACCOUNTS                         trustees authorized to sign, including title.

                               o If the names of the trustees are not
                                 registered on the account, please provide a copy of the trust document certified within the past 60 days.

                               o Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE            o The signatures on the letter must include all
CO-TENANTS ARE DECEASED          surviving tenants of the account.

                               o Copy of the death certificate.

                               o Signature guarantee if proceeds check is
                                 issued to other than the surviving tenants.

POWER OF ATTORNEY (POA)        o The signatures on the letter must include the
                                 attorney-in-fact, indicating such title.

                               o A signature guarantee.

                               o Certified copy of the POA document stating it
                                 is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*

QUALIFIED RETIREMENT BENEFIT   o The signature on the letter must include all
PLANS (EXCEPT NVEST FUNDS        signatures of those authorized to sign,
PROTOTYPE DOCUMENTS)             including title.

                               o Signature guarantee, if applicable (see
                                 above).

EXECUTORS OF ESTATES,          o The signature on the letter must include those
ADMINISTRATORS, GUARDIANS,       authorized to sign, including capacity.
CONSERVATORS
                               o A signature guarantee.

                               o Certified copy of court document where signer
                                 derives authority, e.g.: Letters of
                                 Administration, Conservatorship, Letters
                                 Testamentary.*

INDIVIDUAL RETIREMENT          o Additional documentation and distribution
ACCOUNTS (IRAS)                  forms are required.

*Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

[graphic omitted] Fund Services
                  -------------
                  EXCHANGING SHARES

Shares In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). An exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS

Although the Fund does not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of the Fund:

RESTRICTION                                        SITUATION

The Fund may suspend the right of redemption or    o When the New York Stock
postpone payment for more than 7 days:               Exchange is closed (other
                                                     than a weekend/holiday)

                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request in     the sole discretion of the
order to raise capital:                              adviser or subadviser

The Fund may close your account and send you the   o When the Fund account
proceeds. You will have 60 days after being          falls below a set minimum
notified of the Fund's intention to close your       (currently $1,000 as set
account to increase the account to the set           by the Fund's Board of
minimum. This does not apply to certain              Trustees)
qualified retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share:

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH
                                                     of the shares being
                                                     redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     HOW FUND SHARES ARE PRICED

The Fund is a mutual fund that invests directly in shares of the underlying mutual fund, which is referred to as the Portfolio in this Prospectus. The Fund gains access to the investment management and research capabilities as well as the investment strategies of its Portfolio by investing in shares of that Portfolio at its net asset value. Fund shares are priced by applying the Fund's sales charges to the net asset value of Portfolio shares. "Net asset value" is the price of one share of the Portfolio without a sales charge, and is calculated each business day using this formula:

                                     TOTAL VALUE OF SECURITIES + CASH AND
NET ASSET VALUE =                          OTHER ASSETS - LIABILITES
                                  -------------------------------------------
                                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares and Portfolio shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o If the Portfolio is heavily invested in foreign securities, then there may be net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, the securities of the Portfolio are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (other than short-term obligations) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the closing of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Portfolio's Board of Trustees at the close of regular trading on the Exchange.

o OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Portfolio's Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Portfolio under the direction of the Portfolio's Board of Trustees.

The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Portfolio's Board of Trustees believes accurately reflects fair value.

[graphic omitted] Fund Services
                  -------------
                  DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net investment income in the form of dividends (based upon what the Portfolio distributes). The Fund distributes dividends annually. The Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Portfolio's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:

o participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.

o receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

The Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.

An exchange of shares for shares of another Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

Access Shares(SM) use of a two tiered fund structure could adversely affect the character of distributions to you.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

ADDITIONAL FUND INFORMATION

The Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management if approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees. The Fund will change to this subadvisory structure when the Board of Trustees considers it to be in the best interest of the Fund. Shareholders will be notified of any subadviser changes.

                                                 Fund Services [graphic omitted]
                                                -------------
                           COMPENSATION TO SECURITIES DEALERS

As part of its business strategies, the Fund pays securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of up to 0.25% of average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of up to 0.75% of average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of up to 0.75% of average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

[graphic omted] Fund Services
                -------------
                ADDITIONAL INVESTOR SERVICES


RETIREMENT PLANS
Nvest Funds offers a range of retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM
This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN
Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NVEST FUNDS PERSONAL ACCESS LINE(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NVEST FUNDS WEB SITE
Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

                                                               GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP APPROACH -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to the Fund's shareholders of profits earned from selling securities in the Fund's portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Ratings Group or Moody's Investors Service Inc. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based upon the value and performance of another security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or sector of the market suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- A measure of how much a bond's price inversely fluctuates with changes in prevailing interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price x shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. The capitalization amount may vary depending upon the index being used and/or the guidelines used by a portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of the Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing the Fund's total net assets by the number of shares outstanding.

PRICE-TO-BOOK RATIO -- Current market price of a stock divided by its book value, or net asset value.

PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing net income for the period after preferred stock dividends but before common stock dividends by the common stock equity (net worth) average for the accounting period. This tells common shareholders how effectively their money is being employed.

TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in the Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of the Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

     IF YOU WOULD LIKE MORE INFORMATION ABOUT
      THE FUND, THE FOLLOWING DOCUMENTS ARE
           AVAILABLE FREE UPON REQUEST:

       Statement of Additional Information
         (SAI) -- Provides more detailed
       information about the Fund, has been
      filed with the Securities and Exchange
        Commission and is incorporated by
         reference into this Prospectus.

     TO ORDER A FREE COPY OF THE SAI, CONTACT                       NVEST FUNDS
      YOUR FINANCIAL REPRESENTATIVE, OR THE                      ACCESS SHARES(SM)
                     FUND AT:
                                                                 Nvest Select Fund
           Nvest Funds Distributor, L.P.
                399 Boylston Street
            Boston, Massachusetts 02116
              Telephone: 800-225-5478
           Internet: www.nvestfunds.com

      Your financial representative or Nvest
     Funds will also be happy to answer your
      questions or to provide any additional
        information that you may require.

  You can review the information about the Fund
            (including the SAI) at the
           Public Reference Room of the
        Securities and Exchange Commission.
      For information on the operation of the
              Public Reference Room,
        call the Commission at 202-942-8090
     Text-only copies are available free from the Commission's Web Site at: www.sec.gov.

      Copies of these publications are also
        available for a fee by writing or
   calling the Public Reference Room of the SEC,

            Washington, D.C. 20549-6009

              Telephone: 800-SEC-0330

         or by electronic request at the
            following e-mail address:
               publicinfo@sec.gov.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of
      Securities Dealers, Inc. (NASD). As a
     service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
     Program. The program provides access to
      information about securities firms and
       their representatives. Investors may
     obtain a copy by contacting the NASD at
      800-289-9999 or by visiting their Web
              Site at www.NASDR.com.

                                                     (Investment Company Act File No. 811-7345)
-----------------------------------------------------------------------------------------------

                                                                 NVEST FUNDS(SM)

                                                    Where The Best Minds Meet(R)

                    ACCESS
NVEST
FUNDS               SHARES(SM)

--------------------------------------------------------------------------------

NVEST CORE EQUITY FUND

NVEST STOCK AND BOND FUND

NVEST SMALL CAP VALUE FUND

NVEST SMALL CAP GROWTH FUND

NVEST TOTAL RETURN BOND FUND

                                                                      PROSPECTUS

                                                                FEBRUARY 1, 2000

                                                                   WHAT'S INSIDE

                                GOALS, STRATEGIES & RISKS
                                PAGE 3                      [GRAPHIC OMITTED]
                                ----------------------------------------------

                                FUND FEES & EXPENSES
                                PAGE 20                     [GRAPHIC OMITTED]
                                ----------------------------------------------

                                MANAGEMENT TEAM
                                PAGE 28                     [GRAPHIC OMITTED]
                                ----------------------------------------------

                                FUND SERVICES
                                PAGE 31                     [GRAPHIC OMITTED]
                                ----------------------------------------------

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.
                                NVEST FUNDS

                                399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

An Introduction to Access Shares(SM) .....................................    1

--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Core Equity Fund .................................................      3
Nvest Stock and Bond Fund ..............................................      7
Nvest Small Cap Value Fund .............................................     11
Nvest Small Cap Growth Fund ............................................     15
Nvest Total Return Bond Fund ...........................................     17

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ...................................................     20

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk ........................................................     23

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Funds' and Portfolios' Investment Advisers ....................     28
Meet the Portfolio Managers ............................................     29

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Funds .................................................     31
How Sales Charges are Calculated .......................................     32
Ways to Reduce or Eliminate Sales Charges ..............................     34
It's Easy to Open an Account ...........................................     35
Buying Shares ..........................................................     36
Selling Shares .........................................................     38
Selling Shares in Writing ..............................................     39
Exchanging Shares ......................................................     40
Restrictions on Buying, Selling and Exchanging Shares ..................     41
How Fund Shares Are Priced .............................................     42
Dividends and Distributions ............................................     43
Tax Consequences .......................................................     43
Additional Fund Information ............................................     44
Compensation to Securities Dealers .....................................     44
Additional Investor Services ...........................................     45
Glossary of Terms ......................................................     46

If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

AN INTRODUCTION TO ACCESS SHARES(SM)
Nvest Funds Access SharesSM is a unique fund structure specifically created for investors who seek advice through financial professionals.

Unlike a typical mutual fund, each Fund available through Access SharesSM invests all or substantially all of its assets in shares of a single underlying mutual fund, establishing a direct link to that Portfolio's goal, investment strategy and performance. As with any mutual fund, there is no assurance that the investment goal of each Fund or its respective Portfolio will be achieved. Each Fund's goal may be changed without shareholder approval. The goal of each underlying portfolio advised by Harris Associates, L.P. may be changed without shareholder approval.

This Prospectus contains information on five Access Shares(SM) Funds outlined below (each a "Fund" and collectively the "Funds"). Nvest Funds Management, L.P. ("Nvest Management") is the adviser to each of the Funds. In this Prospectus, the underlying mutual fund in which each Fund invests directly is referred to individually as a "Portfolio," and collectively as the "Portfolios."

As an alternative to investing in the Funds, an investor, without the assistance or advice of a financial representative, could buy shares of the Portfolios directly from the Portfolios or their distributors without paying a sales load. Also, each Portfolio has a lower expense ratio than the corresponding Fund. However, if purchased directly, some of the Portfolios may require higher minimum investments or impose other eligibility requirements on investors.

NVEST CORE EQUITY FUND
  PORTFOLIO MANAGER:  Robert J. Sanborn, Harris Associates L.P. ("Harris
                      Associates")
  GOAL: Long-term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Fund.

NVEST STOCK AND BOND FUND
  PORTFOLIO MANAGER:  Clyde S. McGregor, Harris Associates
  GOALS: High current income and preservation and growth of capital. The Fund pursues these goals by investing all or substantially all of its assets in Class I shares of The Oakmark Equity and Income Fund.

NVEST SMALL CAP VALUE FUND
  PORTFOLIO MANAGERS: Steven J. Reid and James P. Benson, Harris Associates
  GOAL: Long-term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Small Cap Fund.

NVEST SMALL CAP GROWTH FUND
  PORTFOLIO MANAGERS: Christopher R. Ely, Philip C. Fine, David L. Smith,
                      Loomis, Sayles & Company, L.P. ("Loomis Sayles")
  GOAL: Long-term capital growth from investments in common stocks or their equivalent. The Fund pursues this goal by investing all or substantially all of its assets in Institutional Class shares of the Loomis Sayles Small Cap Growth Fund.

NVEST TOTAL RETURN BOND FUND
  PORTFOLIO MANAGERS: Daniel J. Fuss and Kathleen C. Gaffney, Loomis Sayles
  GOAL: High total investment return through a combination of current income and capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in Institutional Class shares of the Loomis Sayles Bond Fund.

INVESTMENT RISKS: The risks associated with each Fund generally are the same as those of its Portfolio and depend on the nature of the Portfolio's investments. The value of a Portfolio's domestic and foreign investments varies in response to many factors. Equity securities fluctuate in value based upon general market and economic conditions, as well as in response to specific developments affecting their issuing companies. Fixed-income securities generally fluctuate in value due to changes in interest rates and in the perceived creditworthiness of their issuers. Because a Fund and its corresponding Portfolio have the same investment goal, the ability of a Fund to meet its investment goal is directly related to the performance of its Portfolio.

Fund shares are not bank deposits and are not guaranteed, insured or endorsed by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

For more detailed information about the Portfolios' investment goals, strategies and related risks, please refer to the appropriate section for each Portfolio on the following pages. To learn more about the possible risks of a Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which a Portfolio may engage. Please read this section carefully before you invest.

GOALS, STRATEGIES & RISKS
-------------------------
                                              ----------------------------------
NVEST CORE EQUITY FUND                                       FUND FOCUS
PORTFOLIO:         The Oakmark Fund                  STABILITY INCOME   GROWTH
                                                     ---------------------------
PORTFOLIO ADVISER: Harris Associates L.P.     HIGH                         X
                   ("Harris Associates")             ---------------------------
                                              MOD.       X       X
                                                     ---------------------------
PORTFOLIO MANAGER: Robert J. Sanborn          LOW
                                              ----------------------------------
CATEGORY:          Large-Cap Equity

TICKER SYMBOL:     CLASS A       CLASS B          CLASS C
                                      PENDING

INVESTMENT GOAL
The Portfolio seeks long-term capital appreciation.

INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of U.S. companies.

Harris Associates uses a value investment philosophy in selecting equity securities for the Portfolio. Harris Associates' philosophy of investing is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Portfolio's investment goal.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris Associates looks for the following characteristics although not all of the companies selected will have these attributes:

x free cash flows and intelligent investment of excess cash;
x earnings that are growing and are reasonably predictable; and x high level of manager ownership.


In making investment decisions for the Portfolio, Harris Associates generally employs the following methods:


o Harris Associates focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, Harris Associates uses independent, in-house research to analyze each company. As part of this selection process, Harris Associates' analysts typically visit companies and talk to various industry sources.

o The chief consideration in the selection of stocks for the Portfolio is the size of the discount of a company's stock price compared to the company's true business value. Once Harris Associates determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the other additional qualities mentioned above, it generally will consider buying that stock. Harris Associates usually sells when the company's stock price approaches 90% of its estimated worth. This means Harris Associates sets specific "buy" and "sell" targets for each stock held by the Portfolio. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

o The Portfolio tries to manage some of the risks of investing in common stock by purchasing stocks whose prices Harris Associates considers low relative to the stocks' true value. The Portfolio seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

o Harris Associates believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds in its portfolio.

o Harris Associates' value strategy also emphasizes investing for the long-term. Harris Associates believes that the market will ultimately discover these undervalued companies, and, therefore, Harris Associates gives them the time such recognition requires. Harris Associates has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that Portfolio and its shareholders have a long-term horizon.

In addition to the principal investment strategies described above, the Portfolio may employ the following techniques in pursuing its investment goal. The Portfolio may:

[] invest in stocks. The types of stock in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. Harris Associates' chief consideration in selecting common stock for the Portfolio is the size of the discount of market price relative to our determination of the true business value of the security.

[] invest in debt securities. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. A description of the ratings is included as an appendix to the Statement of Additional Information.

[] engage in currency exchange transactions. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, Harris Associates may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

[] invest in short-term investments. In seeking to achieve its investment goal, the Portfolio ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

      To the extent that investments meeting the Portfolio's criteria for investment are not available, or when Harris Associates considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Portfolio may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, the Portfolio's asset may not be invested in accordance with its regular strategy, and the Portfolio may not achieve its investment goal.

[] maintain cash reserves. Under ordinary circumstances, the Portfolio is substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, the Portfolio's assets may not be invested in accordance with its regular strategy and the Portfolio may not achieve its investment goal.


INVESTMENT RISKS

Although Harris Associates makes every effort to achieve the Portfolio's goal of long-term capital appreciation, Harris Associates cannot guarantee that it will attain that goal. Below are the principal risks of investing in the Portfolio:

NOT A BANK DEPOSIT. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund risks losing money by investing in the Portfolio.

COMMON STOCKS. The Portfolio invests mostly in common stocks, which are a type of equity security that represents an equity (ownership) interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of Fund shares of the Portfolio. When the Fund sells its shares of the Portfolio, they may be worth more or less than what the Fund paid for them.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Core Equity Fund. The performance information below represents the historical performance of Class I shares of The Oakmark Fund, restated to reflect the operating expenses of Nvest Core Equity Fund. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Fund's Class A shares for each calendar year since the Portfolio's first full year of operation. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)
--------------------------------------------------------------------------------

(A bar chart appears here illustrating the total returns since 1992. The data points are as follows:)

1992                  48.55%
1993                  30.15%
1994                   2.96%
1995                  34.07%
1996                  15.86%
1997                  32.24%

1998                   3.39%
1999                  10.82%

/\ Highest Quarterly Return: Fourth Quarter 1992, up 15.3%
\/ Lowest Quarterly Return: Third Quarter 1998, down 13.9%

The table below shows the Portfolio's average annual total returns for the one-year, five-years and since-inception periods compared to the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charge that you may pay when you buy or redeem Fund shares. The S&P 500 has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)                               SINCE
                                           PAST 1 YEAR  PAST 5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                      -15.95%       10.14%       19.97%
The Portfolio:  Class B                      -16.57%        9.31%       20.05%
The Portfolio:  Class C                      -12.57%        9.53%       20.05%
S&P 500                                       21.04%       28.54%       19.89%
--------------------------------------------------------------------------------
* The inception date of the Portfolio's Class I shares is August 5, 1991.

For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                                              ----------------------------------
                                                             FUND FOCUS
NVEST STOCK AND BOND FUND                            STABILITY INCOME   GROWTH
PORTFOLIO:          The Oakmark Equity and           ---------------------------
                    Income Fund               HIGH                X
                                                     ---------------------------
PORTFOLIO ADVISER:  Harris Associates L.P.    MOD.       X                 X
                    ("Harris Associates")            ---------------------------
                                              LOW
                                              ----------------------------------
PORTFOLIO MANAGER:  Clyde S. McGregor


CATEGORY:

TICKER SYMBOL:      CLASS A     CLASS B        CLASS C
                                    PENDING

INVESTMENT GOALS

The Portfolio seeks high current income and preservation and growth of capital.

INVESTMENT STRATEGIES

The Portfolio invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Portfolio may invest up to 10% of its total assets in securities of non-U.S. companies). The Portfolio is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and 25-50% of its assets in U.S. government securities and debt securities rated at the time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

Harris Associates uses a value investment philosophy in selecting equity securities for the Portfolio. Harris Associates' philosophy of investing is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Portfolio's investment goals.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris Associates looks for the following characteristics although not all of the companies selected will have these attributes:

x free cash flows and intelligent investment of excess cash;
x earnings that are growing and are reasonably predictable; and x high level of manager ownership.


In making investment decisions for the Portfolio, Harris Associates generally employs the following methods:



o Harris Associates focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, Harris Associates uses independent, in-house research to analyze each company. As part of this selection process, Harris Associates' analysts typically visit companies and talk to various industry sources.

o The chief consideration in the selection of stocks for the Portfolio is the size of the discount of a company's stock price compared to the company's true business value. Once Harris Associates determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the other additional qualities mentioned above, it generally will consider buying that stock. Harris Associates usually sells when the company's stock price approaches 90% of its estimated worth. This means Harris Associates sets specific "buy" and "sell" targets for each stock held by the Portfolio. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

o The Portfolio tries to manage some of the risks of investing in common stock by purchasing stocks whose prices Harris Associates considers low relative to the stocks' true value. The Portfolio seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

o The Portfolio attempts to manage the risks of investing in bonds by conducting an independent evaluation of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.

o Harris Associates believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds in its portfolio.

o Harris Associates' value strategy also emphasizes investing for the long-term. Harris Associates believes that the market will ultimately discover these undervalued companies, and, therefore, Harris Associates gives them the time such recognition requires. Harris Associates has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that Portfolio and its shareholders have a long-term horizon.

In addition to the principal investment strategies described above, the Portfolio may employ the following techniques in pursuing its investment goals. The Portfolio may:

[] invest in stocks. The types of stock in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. Harris Associates' chief consideration in selecting common stock for the Portfolio is the size of the discount of market price relative to our determination of the true business value of the security.

[] invest in debt securities. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 20% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. A description of the ratings is included as an appendix to the Statement of Additional Information.

[] engage in currency exchange transactions. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, Harris Associates may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

[] invest in short-term investments. In seeking to achieve its investment goals, the Portfolio ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

      To the extent that investments meeting the Portfolio's criteria for investment are not available, or when Harris Associates considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Portfolio may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, the Portfolio's asset may not be invested in accordance with its regular strategy, and the Portfolio may not achieve its investment goals.

[] maintain cash reserves. Under ordinary circumstances, the Portfolio is substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, the Portfolio's assets may not be invested in accordance with its regular strategy and the Portfolio may not achieve its investment goals.


INVESTMENT RISKS

Although Harris Associates makes every effort to achieve the Portfolio's goals of high current income and preservation and growth of capital, Harris Associates cannot guarantee that it will attain that goal. Below are the principal risks of investing in the Portfolio:

NOT A BANK DEPOSIT. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund risks losing money by investing in the Portfolio.

COMMON STOCKS. The Portfolio invests mostly in common stocks, which are a type of equity security that represents an equity (ownership) interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of Fund shares of the Portfolio. When the Fund sells its shares of the Portfolio, they may be worth more or less than what the Fund paid for them.

DEBT SECURITIES. The debt securities in which the Portfolio invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued the debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Portfolio's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Portfolio may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.

Investment in medium- or lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices and political instability.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.


EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Stock and Bond Fund. The performance information below represents the historical performance of Class I shares of The Oakmark Equity and Income Fund, restated to reflect the operating expenses of Nvest Stock and Bond Fund's Class A shares. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Fund's Class A shares for each calendar year since the Portfolio's first full year of operations. The returns for the other classes of shares offered by this Prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)
--------------------------------------------------------------------------------

(A bar chart appears here illustrating the total returns since 1996. The data points are as follows:)
1996                  14.94%
1997                  26.21%

1998                  12.00%
1999                   7.55%
--------------------------------------------------------------------------------
/\ Highest Quarterly Return:  Fourth Quarter 1998, up 10.4%
\/ Lowest  Quarterly Return:  Third Quarter 1998, down 7.0%

The table below shows the Portfolio's average annual total returns for the one-year and since-inception periods compared to the Lipper Balanced Fund Index, a composite index of annual total returns of all mutual funds with a current investment objective similar to that of the Portfolio. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The Lipper Balanced Fund Index percentages have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS              PAST 1 YEAR          SINCE INCEPTION*
(for the periods ended December 31,
1999)
The Portfolio:  Class A                      1.37%                  13.37%
The Portfolio:  Class B                      1.80%                  13.76%
The Portfolio:  Class C                      5.80%                  14.24%
Lipper Balanced Fund Index Composite        -8.98%                  14.93%
--------------------------------------------------------------------------------

* These percentages reflect the average annual total returns since the inception of the Portfolio on November 1, 1995. For the expenses of Class A, B and C shares, see the section entitled "Fund Fees and Expenses."

NVEST SMALL CAP VALUE FUND                    ----------------------------------
                                                             FUND FOCUS
PORTFOLIO:             The Oakmark Small             STABILITY INCOME   GROWTH
                       Cap Fund                      ---------------------------
                                              HIGH
PORTFOLIO ADVISER:     Harris Associates L.P         ---------------------------
                       ("Harris Associates")  MOD.       X                 X
                                                     ---------------------------
                                              LOW                 X
PORTFOLIO MANAGERS:    Steven J. Reid and     ----------------------------------
                       James P. Benson

CATEGORY:              Small-Cap Equity

TICKER SYMBOL:         CLASS A      CLASS B      CLASS C
                                    PENDING

INVESTMENT GOAL
The Portfolio seeks long-term capital appreciation.

INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of U.S. companies. The Portfolio invests primarily in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($4.156 billion as of December 31, 1999). The mean of the S&P Small Cap 600 Index is $624 million as of December 31, 1999.

Harris Associates uses a value investment philosophy in selecting equity securities for the Portfolio. Harris Associates' philosophy of investing is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Portfolio's investment goal.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris Associates looks for the following characteristics although not all of the companies selected will have these attributes:

x free cash flows and intelligent investment of excess cash;
x earnings that are growing and are reasonably predictable; and x high level of manager ownership.



In making investment decisions for the Portfolio, Harris Associates generally employs the following methods:



o Harris Associates focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, Harris Associates uses independent, in-house research to analyze each company. As part of this selection process, Harris Associates' analysts typically visit companies and talk to various industry sources.

o The chief consideration in the selection of stocks for the Portfolio is the size of the discount of a company's stock price compared to the company's true business value. Once Harris Associates determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the other additional qualities mentioned above, it generally will consider buying that stock. Harris Associates usually sells when the company's stock price approaches 90% of its estimated worth. This means Harris Associates sets specific "buy" and "sell" targets for each stock held by the Portfolio. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

o The Portfolio tries to manage some of the risks of investing in common stock by purchasing stocks whose prices Harris Associates considers low relative to the stocks' true value. The Portfolio seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

o Harris Associates believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds in its portfolio.

o Harris Associates' value strategy also emphasizes investing for the long-term. Harris Associates believes that the market will ultimately discover these undervalued companies, and, therefore, Harris Associates gives them the time such recognition requires. Harris Associates has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that Portfolio and its shareholders have a long-term horizon.

In addition to the principal investment strategies described above, the Portfolio may employ the following techniques in pursuing its investment goal. The Portfolio may:

[] invest in stocks. The types of stock in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. Harris Associates' chief consideration in selecting common stock for the Portfolio is the size of the discount of market price relative to our determination of the true business value of the security.

[] invest in debt securities. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. A description of the ratings is included as an appendix to the Statement of Additional Information.

[] engage in currency exchange transactions. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, Harris Associates may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

[] invest in short-term investments. In seeking to achieve its investment goal, the Portfolio ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

      To the extent that investments meeting the Portfolio's criteria for investment are not available, or when Harris Associates considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Portfolio may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, the Portfolio's asset may not be invested in accordance with its regular strategy, and the Portfolio may not achieve its investment goal.

[] maintain cash reserves. Under ordinary circumstances, the Portfolio is substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, the Portfolio's assets may not be invested in accordance with its regular strategy and the Portfolio may not achieve its investment goal.

INVESTMENT RISKS

Although Harris Associates makes every effort to achieve the Portfolio's goal of long-term capital appreciation, Harris Associates cannot guarantee that it will attain that goal.
Below are the principal risks of investing in the Portfolio:

NOT A BANK DEPOSIT. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund risks losing money by investing in the Portfolio.

COMMON STOCKS. The Portfolio invests mostly in common stocks, which are a type of equity security that represents an equity (ownership) interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of Fund shares of the Portfolio. When the Fund sells its shares of the Portfolio, they may be worth more or less than what the Fund paid for them.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Small Cap Value Fund. The performance information below represents the historical performance of the Class I shares of The Oakmark Small Cap Fund, restated to reflect the operating expenses of Nvest Small Cap Value Fund. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Funds Class A shares for each calendar year since the Portfolio's first full year of operation. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)

(A bar chart appears here illustrating the total returns since 1996. The data points are as follows:)
1996  39.44%
1997  40.16%

1998  -13.51%
1999  -8.27%
--------------------------------------------------------------------------------
/\ Highest Quarterly Return:  Fourth Quarter 1998, up 17.6%
\/ Lowest  Quarterly Return:  Third Quarter 1998, down 26.9%

The table below shows the Portfolio's average annual total returns for the one-year and since-inception periods compared to the Russell 2000 Index, an unmanaged index measuring the performance of smaller companies, that represents approximately 10% of the total value of publicly traded companies in the United States. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)    PAST 1 YEAR        SINCE INCEPTION*
The Portfolio:  Class A                        -13.54%               10.38%
The Portfolio:  Class B                        -14.02%               10.67%
The Portfolio:  Class C                        -10.02%               11.19%
Russell 2000 Index                             -21.26%               15.16%
--------------------------------------------------------------------------------
* The inception date of the Portfolio's Class I shares is November 1, 1995.

For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

NVEST SMALL CAP GROWTH FUND                   ----------------------------------
                                                             FUND FOCUS
PORTFOLIO:         Loomis Sayles Small Cap           STABILITY INCOME   GROWTH
                   Growth Fund                       ---------------------------
                                              HIGH                         X
PORTFOLIO ADVISER: Loomis, Sayles &                  ---------------------------
                   Company, L.P.              MOD.       X       X
                   ("Loomis Sayles")                 ---------------------------
                                              LOW
                                              ----------------------------------
PORTFOLIO          Christopher R. Ely,
                   Philip C. Fine and
MANAGERS:          David L. Smith

CATEGORY:          Small-Cap Equity

TICKER SYMBOL:     CLASS A        CLASS B        CLASS C
                                     PENDING

INVESTMENT GOAL
The Portfolio seeks long-term capital growth from investments in common stocks or their equivalent.

INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Portfolio may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell for the Portfolio, Loomis Sayles seeks to identify companies that Loomis Sayles believes have:

x distinctive products, technologies or      x prospects for high levels of
  services;                                    profitability; and
x dynamic earnings growth;                   x solid management.

Loomis Sayles does not typically consider current income when making buy/sell decisions.

The Portfolio may:
[] nvest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities;

[] engage in foreign currency hedging transactions, options and futures transactions;

[] engage in securities lending; and

[] invest in Rule 144A securities.

INVESTMENT RISKS

Among the principal risks of investing in the Portfolio are the following:

MARKET RISK. The risk that the value of the Portfolio's investments will fall as a result of movements in financial markets generally.

FOREIGN RISK. The risk that the value of the Portfolio's foreign investments will fall as a result of foreign political, social or economic changes.

CURRENCY RISK. The risk that the value of the Portfolio's investments will fall as a result of changes in exchange rates.

DERIVATIVES RISK. The risk that the value of the Portfolio's derivative instruments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

LIQUIDITY RISK. The risk that the Portfolio may be unable to find a buyer for its investments when it seeks to sell them.

MANAGEMENT RISK. The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Portfolio to incur losses.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Small Cap Growth Fund. The performance information below represents the historical performance of the Institutional Class shares of Loomis Sayles Small Cap Growth Fund, restated to reflect the operating expenses of Nvest Small Cap Growth Fund. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Fund's Class A shares for each calendar year since the Portfolio's first full year of operation. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares.
A sales charge will reduce your return.

--------------------------------------------------------------------------------
(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)

(A bar chart appears here illustrating the total returns since 1997. The data points are as follows:)
1997                  19.08%

1998                  18.38%
1999                  91.45%

/\ Highest Quarterly Return: Fourth Quarter 1999, up 53.9%
\/ Lowest  Quarterly Return: Third Quarter 1998, down 22.0%

The table below shows the Portfolio's average annual total returns for the one-year and since-inception periods compared to the Russell 2000 Index, an unmanaged index measuring the performance of smaller companies that represents approximately 10% of the total value of publicly traded companies in the United States. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)   PAST 1 YEAR        SINCE INCEPTION*
The Portfolio:  Class A                        80.44%               36.51%
The Portfolio:  Class B                        85.70%               37.94%
The Portfolio:  Class C                        89.70%               38.46%
Russell 2000 Growth Index                      43.1 %               17.8 %
--------------------------------------------------------------------------------
*The inception date of the Portfolio's Institutional Class is December 31, 1996. For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                                              ----------------------------------
                                                             FUND FOCUS
NVEST TOTAL RETURN BOND FUND                         STABILITY INCOME   GROWTH
                                                     ---------------------------
PORTFOLIO:         Loomis Sayles Bond Fund    HIGH                X
                                                     ---------------------------
PORTFOLIO ADVISER: Loomis Sayles &            MOD.       X                 X
                   Company, L.P.                     ---------------------------
                   ("Loomis Sayles")          LOW
                                              ----------------------------------
PORTFOLIO MANAGER: Daniel J. Fuss and
                   Kathleen C. Gaffney

CATEGORY:          Corporate Income
TICKER SYMBOL:     CLASS A       CLASS B       CLASS C
                                    PENDING

INVESTMENT GOAL
The Portfolio seeks high total investment return through a combination of current income and capital appreciation.

INVESTMENT STRATEGIES

The Portfolio invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Portfolio may invest in fixed income securities of any maturity.

In deciding whether to buy and sell, Loomis Sayles will consider, among other things:

x the financial strength of the issuer  x Loomis Sayles' expectations regarding
  of the securitiy;                       general trends in interest rates; and
x current interest rates;               x comparisons of the level of risk
                                          associated with particular investments
                                          with Loomis Sayles' expectations
                                          concerning the potential return of
                                          those investments.

Three themes drive the Portfolio's investment approach:

[] First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving.

[] Second, the Portfolio makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Portfolio may generate positive returns by having a portion of the Portfolio's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Portfolio.

[] Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Portfolio in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Portfolio may:
[] invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities;

[] invest in fixed income securities including corporate securities, U.S.
   Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements and convertible securities; and

[] may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

INVESTMENT RISKS

INTEREST RATE RISK. The risk that the value of the Portfolio's investments will fall if interest rates rise.

CREDIT RISK. The risk that companies in which the Portfolio invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Portfolio.

MARKET RISK. The risk that the value of the Portfolio's investments will fall as a result of movements in financial markets generally.

MANAGEMENT RISK. The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Portfolio to incur losses.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Total Return Bond Fund. The performance information below represents the historical performance of the Institutional Class shares of Loomis Sayles Bond Fund, restated to reflect the operating expenses of Nvest Total Return Bond Fund. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the adjusted total returns for the Fund's Class A shares for each calendar year since the Portfolio's first full year of operation. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares.
A sales charge will reduce your return.

--------------------------------------------------------------------------------
(total return of the Portfolio adjusted to reflect the Fund's Class A expenses)

(A bar chart appears here illustrating the total returns since 1992. The data points are as follows:)
1992                  13.94%
1993                  21.87%
1994                 -4.42%
1995                  31.61%
1996                   9.94%
1997                  12.34%

1998                   4.35%
1999                   4.15%
/\ Highest Quarterly Return: Second Quarter 1995, up 10.6%
\/ Lowest Quarterly Return: Third Quarter 1998, down 5.1%

The table below shows the Portfolio's average annual total returns for the one-year, five-years and since-inception periods compared to the Lehman Brothers Government/Corporate Bond Index, a composite average of the Lehman Brothers Government Index. You may not invest directly in an index. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Lehman Brothers Government/Corporate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Portfolio's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Portfolio's expenses.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                   PAST        PAST        SINCE
(for the periods ended December 31, 1999)     1 YEAR      5 YEARS    INCEPTION*
The Portfolio:  Class A                       -0.54%       9.11%       10.85%
The Portfolio:  Class B                       -1.60%       9.12%       10.69%
The Portfolio:  Class C                        2.40%       9.33%       10.69%
Lehman Bros. Government/Corporate Bond Index  -2.2 %       7.6 %        7.4 %**
--------------------------------------------------------------------------------
 * The inception date of the Portfolio's Institutional Class is May 16, 1991.
** Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

The Lehman Brothers Government/Corporate Bond Index is calculated from May 31, 1991.

For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND FEES & EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
                                         ALL FUNDS EXCEPT
                                   NVEST TOTAL RETURN BOND FUND      NVEST TOTAL RETURN BOND FUND
                                    CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering
price)(1)(2)                         5.75%      None      None         4.50%     None      None
Maximum deferred sales charge
(load) (as a percentage of
offering price) (2)                   (3)       5.00%     1.00%         (3)      5.00%     1.00%
Redemption fees                      None*      None*     None*        None*     None*     None*
-------------------------------------------------------------------------------------------------
(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or
    Eliminate Sales Charges."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated."

  * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average net assets)
------------------------------------------------------------------------------------------------
                                      NVEST CORE EQUITY FUND         NVEST STOCK AND BOND FUND
                                    CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
Management fees(1)                   0.96%     0.96%     0.96%        0.75%     0.75%     0.75%
Distribution and/or service
(12b-1) fees                         0.25%     1.00%*    1.00%*       0.25%     1.00%*    1.00%*
Other expenses of the Fund and
Portfolio (less management
fees)(2)                             0.25%     0.25%     0.25%        0.53%     0.53%     0.53%
                                    -----      -----     -----        -----     -----     -----
Total annual fund operating
expenses(3)                          1.46%     2.21%     2.21%        1.53%     2.28%     2.28%
------------------------------------------------------------------------------------------------

(1) There is no management fee paid to Nvest Management by the Fund. The management fee represents the fee paid by the Portfolio to its Adviser.
(2) Under an Administration Agreement between the Fund and Nvest Management, Nvest Management has agreed to pay all expenses (other than those paid by the corresponding Portfolio under the
    Special Servicing agreement) of each Fund in excess of 0.10% annually of the Fund's average daily net assets for an initial two-year term.
(3) Total annual fund operating expenses reflect the aggregate expenses of both the Fund and its respective Portfolio.
  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National
    Association of Securities Dealers, Inc.

ANNUAL FUND OPERATING EXPENSES (CONTINUED)
------------------------------------------------------------------------------------------------
                                    NVEST SMALL CAP VALUE FUND       NVEST SMALL CAP GROWTH FUND
                                    CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
Management fees(1)                   1.27%      1.27%     1.27%        0.75%     0.75%     0.75%
Distribution and/or service
(12b-1) fees                         0.25%      1.00%*    1.00%*       0.25%     1.00%*    1.00%*
Other expenses of Fund and
Portfolio (less management
fees)(2)                             0.31%      0.31%     0.31%        0.46%     0.46%     0.46%
                                    -----      -----     -----        -----     -----     -----
Total annual fund operating
expenses(3)                          1.83%      2.58%     2.58%        1.46%     2.21%     2.21%
Portfolio fee waiver and/or
expense reimbursement                 --         --        --          0.11%**   0.11%**   0.11%**
                                    -----      -----     -----        -----     -----     -----
Net expenses                         1.83%      2.58%     2.58%        1.35%**   2.10%**   2.10%**
------------------------------------------------------------------------------------------------

(1) There is no management fee paid to Nvest Management by the Fund. The Management fee represents the fee paid by the Portfolio to its Adviser.
(2) Under an Administration Agreement between the Fund and Nvest Management, Nvest Management has agreed to pay all expenses (other than those paid by the corresponding Portfolio under the
    Special Servicing Agreement) of each Fund in excess of 0.10% annually of the Fund's average daily net assets for an initial two-year term.
(3) Total annual fund operating expenses reflect the expenses of both the Fund and its respective
    Portfolio without giving effect to any expense limitations.
  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National
    Association of Securities Dealers, Inc.
 ** Loomis Sayles has voluntarily agreed to limit the total amount of the Loomis Sayles Small Cap
    Growth Fund's operating expenses to 1.00% annually of such Portfolio's average daily net assets through February 1, 2001.

--------------------------------------------------------------------------------
                                               NVEST TOTAL RETURN BOND FUND
                                            CLASS A     CLASS B       CLASS C
Management fees(1)                           0.60%       0.60%         0.60%
Distribution and/or service (12b-1) fees     0.25%       1.00%*        1.00%*
Other expenses of Fund and Portfolio
(less management fees)(2)                    0.25%       0.25%         0.25%
                                             ----        ----          ----
Total annual fund operating expenses(3)      1.10%       1.85%         1.85%
Portfolio fee waiver and/or expense
reimbursement                                   0**         0**           0**
                                             ----        ----          ----
Net expenses                                 1.10%**     1.85%**       1.85%**
--------------------------------------------------------------------------------

(1) There is no management fee paid to Nvest Management by the Fund. The Management fee represents the fee paid by the Portfolio to its Adviser.
(2) Under an Administration Agreement between the Fund and Nvest Management, Nvest Management has agreed to pay all expenses (other than those paid by the corresponding Portfolio under the Special Servicing Agreement) of each Fund in excess of 0.10% annually of the Fund's average daily net assets for an initial two-year term.
(3) Total annual fund operating expenses reflect the expenses of both the Fund and its respective Portfolio without giving effect to any expense limitations.
  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 ** Loomis Sayles has voluntarily agreed to limit the amount of the Loomis
    Sayles Bond Fund's total expenses to 0.75% annually of such Portfolio's average daily net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
[] You invest $10,000 in the Fund for the time periods indicated
[] Your investment has a 5% return each year
[] The Fund's operating expenses remain the same

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

NVEST CORE EQUITY FUND
                   CLASS A               CLASS B                   CLASS C
                                      (1)         (2)           (1)         (2)
1 year              $  715           $724        $224          $324        $224
3 years             $1,010           $991        $691          $691        $691

NVEST STOCK AND BOND FUND
                   CLASS A               CLASS B                   CLASS C
                                      (1)         (2)           (1)         (2)
1 year       $  722                $  731         $231         $331        $231
3 years      $1,031                $1,012         $712         $712        $712


NVEST SMALL CAP VALUE FUND
                   CLASS A               CLASS B                   CLASS C
                                      (1)         (2)           (1)         (2)
1 year                $750         $  761        $261          $361        $261
3 years              $1,117        $1,102        $802          $802        $802

NVEST SMALL CAP GROWTH FUND
                   CLASS A               CLASS B                   CLASS C
                                      (1)         (2)           (1)         (2)
1 year                $705           $713        $213          $313        $213
3 years               $978           $958        $658          $658        $658

NVEST TOTAL RETURN BOND FUND
                   CLASS A               CLASS B                   CLASS C
                                      (1)         (2)           (1)         (2)
1 year                $557           $688        $188          $288        $188
3 years               $784           $882        $582          $582        $582

(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period.

MORE ABOUT RISK

MORE ABOUT RISK
The Portfolios have principal investment strategies that come with inherent risks. The following is a list of risks to which the Portfolios (and therefore their respective Funds) may be subject by investing in various types of securities or engaging in various practices. For this section, the risks are categorized according to the Portfolios advised by Harris Associates (the "Harris Associate Portfolios") and the Portfolios advised by Loomis Sayles.

THE FOLLOWING DESCRIPTIONS ARE THE RISKS RELATING TO ALL HARRIS ASSOCIATE PORTFOLIOS EXCEPT WHERE SPECIFICALLY NOTED:

GENERAL RISKS. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Portfolio is intended for long-term investors. Only The Oakmark Equity and Income Fund is intended to present a balanced investment program between growth and income.

MARKET RISK. Each Portfolio is subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Portfolio is diversified, each Portfolio generally intends to limit its holdings to approximately 30 to 60 stocks. The appreciation or depreciation of any one stock will have a greater impact on the Portfolios' net asset value than it would if the Portfolio invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases the Portfolio's volatility.

SMALL AND MID CAP COMPANIES (applicable only to The Oakmark Small Cap Fund). During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL INVESTING (applicable only to The Oakmark Equity and Income Fund). International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Portfolio tries to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The Portfolio may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Portfolio would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

INTEREST RATE RISK. Each Portfolio may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Portfolio's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Portfolio invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Portfolio would probably be unable to replace them with securities having as great a yield.

CREDIT RISK. The Oakmark Equity and Income Fund will not invest more than 20% of its total assets, and each of the other Oakmark Portfolios will not invest more than 25% of its total assets in such securities in securities rated below investment grade or, if unrated, that are considered by Harris Associates to be of comparable quality.

Investment in medium- or lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

LIQUIDITY RISK. The market for medium- and lower-grade debt securities tends to be less broad than higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL RISKS RELATING TO THE LOOMIS SAYLES SMALL CAP GROWTH FUND:

MARKET RISK. This is the risk that the value of the Portfolio's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for the Portfolio since these small capitalization companies tend to be more vulnerable to adverse developments than large companies.

FOREIGN RISK. This the risk associated with investments in issuers located in foreign countries. The Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Portfolio's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Portfolio that invests in foreign securities could lose its entire investment.

CURRENCY RISK. This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Portfolio's investments to decline. The Portfolio is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK. When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile, and all other risks generally are compounded. Since the Portfolio may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Portfolio faces this risk.

DERIVATIVES RISK. The Portfolio may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Portfolio may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Portfolio also may use derivatives to earn income, enhance yield, and broaden Portfolio diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. The Portfolio may also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK. Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Portfolio's goal and could cause the Fund's investment in the Portfolio to lose value. The Portfolio is subject to management risk because the Portfolio is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Portfolio.

CREDIT RISK. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Portfolio may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

Lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.


THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL RISKS RELATING TO THE LOOMIS SAYLES BOND FUND:

INTEREST RATE RISK. This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Portfolio. Increases in interest rates may cause the value of the Portfolio's investments to decline. Even if it invests a significant portion of its assets in high quality fixed income securities, the Portfolio is subject to interest rate risk.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. The Portfolio may invest in mortgage-related securities and asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Portfolio also faces increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

MARKET RISK. This is the risk that the value of the Portfolio's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK. This is the risk associated with investments in issuers located in foreign countries. The Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Portfolio's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Portfolio that invests in foreign securities could lose its entire investment.

The Portfolio is subject to foreign risk. Furthermore, when a Portfolio invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK. This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Portfolio's investments to decline. The Portfolio is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK. When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile, and all other risks generally are compounded. Since the Portfolio may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Portfolio faces this risk.

DERIVATIVES RISK. The Portfolio may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Portfolio may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Portfolio also may use derivatives to earn income, enhance yield, and broaden its diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. By using derivatives, the Portfolio may also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK. Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Portfolio's goal and could cause the Fund's investment in the Portfolio to lose value. The Portfolio is subject to management risk because the Portfolio is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Portfolio.

MANAGEMENT TEAM

MEET THE FUNDS' AND PORTFOLIOS' INVESTMENT ADVISERS

The Nvest Funds family includes 25 mutual funds with a total of over $8 billion in assets under management as of December 31, 1999. The Nvest Funds are distributed through Nvest Funds Distributor, L.P. (the "Distributor"). This Prospectus covers Nvest Access Shares which, along with Nvest Stock Funds, Nvest Bond Funds, Nvest Star Funds and Nvest Tax-Free Funds and Kobrick Funds, constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds." Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund constitute the "Kobrick Funds."

NVEST FUNDS MANAGEMENT, L.P.
Nvest Funds Management, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $127 billion in assets under management as of September 30, 1999. Nvest Management oversees, evaluates and monitors the performance of each Fund and furnishes general business management and administration to each Fund. Nvest Management does not determine what investments will be purchased by any of the Portfolios. Harris Associates or Loomis Sayles makes the investment decisions for the Portfolios advised by them.


HARRIS ASSOCIATES L.P.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as adviser to The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund. Harris Associates, a subsidiary of Nvest Companies, has, together with its predecessor, managed mutual funds since 1970. In addition to managing investments for other mutual funds, Harris Associates manages assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.


LOOMIS, SAYLES & COMPANY, L.P.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund. Loomis Sayles is also a subsidiary of Nvest Companies. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms.


ADVISORY AGREEMENTS

Under the terms of the advisory agreement with each Fund, Nvest Management WILL NOT RECEIVE ANY MANAGEMENT FEE FROM A FUND, SO LONG AS SUBSTANTIALLY ALL OF THE INVESTABLE ASSETS OF THE FUND ARE INVESTED IN THE SHARES OF ANOTHER MUTUAL FUND. If, however, the Funds' Board of Trustees should vote to change the investment strategy and elect to have Nvest Management provide portfolio management services to a Fund, either directly or by entering into a subadvisory agreement with another investment advisory firm, then Nvest Management would receive a management fee from the Fund at the following annual rates as a percentage of the Fund's average daily net assets: 1% for Nvest Core Equity Fund, 0.75% for Nvest Stock and Bond Fund, 1% for Nvest Small Cap Value Fund, 1% for Nvest Small Cap Growth Fund and 0.65% for Nvest Total Return Bond Fund.

No management fee would be payable to Nvest Management by a Fund until written notice of any such change is communicated to the shareholders of the Fund and, in the event of the appointment of a subadviser for a Fund that is affiliated with Nvest Management, the subadvisory agreement has been approved by the shareholders of the Fund at a special shareholders meeting.

SPECIAL SERVICING AGREEMENT
Nvest Services Co., Inc. ("Nvest Services"), 399 Boylston Street, Boston, Massachusetts 02116, is the transfer and dividend paying agent for the Funds, and is an affiliate of Nvest Management. Nvest Services has subcontracted certain of its obligations as such to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Under the terms of a Special Servicing Agreement (the "Special Service Agreement") among each Fund, its corresponding Portfolio and Nvest Services, Nvest Services will provide services pertaining to the operation of the Fund, including shareholder servicing and fund administration. Each Portfolio has agreed to pay Nvest Services an annual fee equal to 0.12% of the average daily net asset value of the Portfolio shares held by a Fund. However, the Portfolio will not be required to pay Nvest Services any amount in excess of the financial benefits derived from the operation of the Fund. The cost-benefit analysis was initially reviewed by the Trustees of each Portfolio before participating in any Special Service Agreement. For future years, there will be an annual review of the Special Service Agreement to determine its continued appropriateness for each Portfolio. Currently, only the Portfolios advised by Harris Associates will participate in the Special Service Agreement.


MEET THE PORTFOLIO MANAGERS
ROBERT J. SANBORN
[Photo of Robert J. Sanborn]


Robert Sanborn has served as Portfolio Manager of The Oakmark Fund since August 1991. Mr. Sanborn, a chartered financial analyst, joined Harris Associates as a portfolio manager and analyst in 1988. He holds a B.A. from Dartmouth College, an M.B.A. from the University of Chicago, and has 16 years of investment experience.

STEVEN J. REID
[Photo of Steven J. Reid]
Steven Reid has served as portfolio manager of The Oakmark Small Cap Fund since November 1995. Mr. Reid, a chartered financial analyst, joined Harris Associates as an accountant in 1980 and has been an investment analyst at Harris Associates since 1985. He holds a B.A. in Business from Roosevelt University and has 13 years of investment experience.

JAMES P. BENSON
[Photo of James P. Benson]
James Benson has served as portfolio manager of The Oakmark Small Cap Fund since November 1999. Mr. Benson joined Harris Associates as an investment analyst in 1997. Prior to joining Harris Associates, Mr. Benson was an Executive Vice President and Director of Equity Research for Ryan Beck & Co. He holds a B.A. in Economics and Computer Science from Westminster College and a M.M. in Finance from Northwestern University.


CLYDE S. MCGREGOR
[Photo of Clyde S. McGregor]

Clyde McGregor has served as portfolio manager of the Oakmark Equity and Income Fund since November 1995. Mr. McGregor, a charter financial analyst, joined Harris Associates as in analyst in 1981 and began managing portfolios in 1986. He holds a B.A. in Economics and Religion from Oberlin College and an M.B.A. in Finance from the University of Wisconsin.

DANIEL J. FUSS
[Photo of Daniel J. Fuss]
Daniel Fuss has served as portfolio manager of the Loomis Sayles Bond Fund since May 1991. Mr. Fuss is a chartered financial analyst and an Executive Vice President, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and joined Loomis Sayles in 1976. He holds a B.S. and an M.B.A. from Marquette University and has 31 years of investment experience.

KATHLEEN C. GAFFNEY

[Photo of Kathleen C. Gaffney]
Kathleen Gaffney has served as portfolio manager of the Loomis Sayles Bond Fund since October 1997. Ms. Gaffney, a chartered financial analyst, joined Loomis Sayles in 1984 and is Vice President of Loomis Sayles. She holds a B.A. from the University of Massachusetts at Amherst and has 15 years of investment experience.

MEET THE PORTFOLIO MANAGERS (CONTINUED)

CHRISTOPHER R. ELY
[Photo of Christopher R. Ely]

Christopher Ely has served as co-portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 1997. Mr. Ely is a chartered financial analyst and is Vice President of Loomis Sayles. He began his investment career in 1978 and joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Ely was Senior Vice President and portfolio manager at Keystone Investment Management Company, Inc. He holds an B.A. from Brown University, an M.B.A. from Babson College and has 21 years of investment experience.


PHILIP C. FINE

[Photo of Philip C. Fine]
Philip Fine has served as co-portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 1997. Mr. Fine is a chartered financial analyst and is a Vice President of Loomis Sayles. He began his investment career in 1988 and joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University and has 12 years of investment experience.

DAVID L. SMITH
[Photo of David L. Smith]
David Smith has served as co-portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 1997. Mr. Smith is a chartered financial analyst and is a Vice President of Loomis Sayles. He began his investment career in 1986 and joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Smith was a Vice President and portfolio manager at Keystone Investment Management Company, Inc. He holds an B.A. from the University of Massachusetts at Amherst, an M.B.A. from Cornell University and has 14 years of investment experience.

ADMINISTRATION AGREEMENT
Pursuant to an Administration Agreement entered into between Nvest Management and each Fund, each Fund will pay Nvest Management an administration fee at the annual rate of 0.10% of the Fund's average daily net assets for the initial two year term. At the expiration of this period, each Fund will pay Nvest Management the lesser of (i) 0.25% of the Fund's average daily net assets, or (ii) the actual expenses incurred by Nvest Management in providing services to a Fund; provided however, that the minimum payment due to Nvest Management under the Administration Agreement will be no less than 0.10% of the Fund's average daily net assets. These services include the provision of necessary executive and other personnel for managing the affairs of a Fund.


PORTFOLIO TRADES

In placing trades on behalf of the Portfolios, Harris Associates or Loomis Sayles may use brokerage firms that market the Funds' or the Portfolios' shares or are affiliated with Nvest Companies, Nvest Management, Harris Associates or Loomis Sayles. Harris Associates or Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such Portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the relevant Portfolio's Board of Trustees.

FUND SERVICES

INVESTING IN THE FUNDS
CHOOSING A SHARE CLASS
Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding fund shares, which allow you to choose the class that best meets your needs. Which class of shares you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES                          CLASS B SHARES                      CLASS C SHARES
[] You pay a sales charge               [] You do not pay a sales           [] You do not pay a
   when you buy Fund shares.               charge when you buy Fund            sales charge when you
   There are several ways to               shares. All of your money           buy Fund shares. All of
   reduce this charge. See the             goes to work for you                your money goes to work
   section entitled "Ways to               right away.                         for you right away.
   Reduce or Eliminate Sales
   Charges."
[] You pay lower annual                 [] You pay higher annual            [] You pay higher annual
   expenses than Class B and               expenses than Class A               expenses than Class A
   Class C shares, giving you              shares.                             shares.
   the potential for higher
   returns per share.
[] You do not pay a sales               [] You will pay a charge            [] You will pay a charge
   charge on orders of $1                  on redemptions if you               on redemptions if you
   million or more, but you may            sell your shares within 6           sell your shares within
   pay a charge on redemption if           years of purchase, as               1 year of purchase.
   you redeem these shares                 described in the section
   within 1 year of purchase.              entitled "How Sales
                                           Charges are Calculated.
                                        [] Your Class B shares              [] Your Class C shares
                                           will automatically                  will not automatically
                                           convert into Class A                convert into Class A
                                           shares after 8 years,               shares. If you hold your
                                           which reduces your annual           shares for longer than 8
                                           expenses.                           years, you'll pay higher
                                                                               expenses than other
                                                                               classes.

                                        [] We will not accept an
                                           order for $1 million or          [] We will not accept an
                                           more of Class B shares.             order for $1 million or
                                           You may, however,                   more of Class C shares.
                                           purchase $1 million or              You may, however,
                                           more in Class A shares,             purchase $1 million or
                                           which will have no sales            more in Class A shares,
                                           charge as well as lower             which will have no sales
                                           annual expenses.                    charge as well as lower
                                                                               annual expenses for that
                                        You may pay a charge on                purchase. You may pay a
                                        redemption if you redeem               charge on redemption if
                                        these shares within 1 year             you redeem these shares
                                        of purchase.                           within 1 year of
                                                                               purchase.


For the expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

CERTIFICATES
Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge ("sometimes called a front-end sales charge") which varies depending upon the size of your purchase.

----------------------------------------------------------------------------------------------------
                                                   CLASS A SALES CHARGES
                                      ALL FUNDS EXCEPT
                                   TOTAL RETURN BOND FUND                 TOTAL RETURN BOND FUND
                                AS A % OF      AS A % OF YOUR            AS A % OF     AS A % OF YOUR
YOUR INVESTMENT              OFFERING PRICE      INVESTMENT           OFFERING PRICE     INVESTMENT
Less than $50,000                 5.75%           6.10%                   4.50%             4.71%
$50,000 - $99,999                 4.50%           4.71%                   4.50%             4.71%
$100,000 - $249,999               3.50%           3.63%                   3.50%             3.63%
$250,000 - $499,999               2.50%           2.56%                   2.50%             2.56%
$500,000 - $999,999               2.00%           2.04%                   2.00%             2.04%
$1,000,000 or more*               0%              0%                      0%                0%
----------------------------------------------------------------------------------------------------
* For purchases of Class A shares of the Funds of $1 million or more or purchases by the Retirement
  Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the purchase date. See "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange into Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                ------------------------------------------------------------
                           CLASS B CONTINGENT DEFERRED SALES CHARGES
                     YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
                ------------------------------------------------------------
                             1st                          5.00%
                             2nd                          4.00%
                             3rd                          3.00%
                             4th                          3.00%
                             5th                          2.00%
                             6th                          1.00%
                         thereafter                        0%
                ------------------------------------------------------------

CLASS C SHARES

The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange into Class C shares of another Nvest Fund.

                ------------------------------------------------------------
                          CLASS C CONTINGENT DEFERRED SALES CHARGES
                  YEAR SINCE PURCHASE          CDSC ON SHARES BEING SOLD
                ------------------------------------------------------------
                            1st                          1.00%
                         thereafter                        0%
                ------------------------------------------------------------

HOW THE CDSC IS APPLIED TO YOUR SHARES
The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

[] is calculated based on the number of shares you are selling;
[] is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
[] is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
[] for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:
[] increases in net asset value above the purchase price; or
[] shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF A MONEY MARKET FUND

If you exchange shares of a Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

WAYS TO REDUCE OR ELIMINATE SALES CHARGES
CLASS A SHARES
REDUCING SALES CHARGES
There are several ways you can lower your sales charge, including:

[] LETTER OF INTENT - allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.
[] COMBINING ACCOUNTS - allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.


ELIMINATING SALES CHARGES AND CDSC
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

[] Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
[] Selling brokers, sales representatives or other intermediaries;

[] Fund trustees and other individuals who are affiliated with any Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

[] Participants in certain Retirement Plans with at least 100 members (one-year
   CDSC may apply);
[] Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

[] Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.


REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of any Nvest Fund WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of the same or any other Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.


If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES
ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

[] to make distributions from a retirement plan;
|| to make payments through a systematic withdrawal plan; or [] due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds.

IT'S EASY TO OPEN AN ACCOUNT


TO OPEN AN ACCOUNT WITH NVEST FUNDS:

1.   Read this Prospectus carefully.
2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------------------------------------------------------------
                                                              MINIMUM TO OPEN AN       MINIMUM FOR
                                            MINIMUM TO           ACCOUNT USING           EXISTING
TYPE OF ACCOUNT                           OPEN AN ACCOUNT     INVESTMENT BUILDER         ACCOUNTS
Any account other than those listed below     $2,500                 $100                 $100
Accounts registered under the Uniform
Gifts to Minors Act or the Uniform
Transfers to Minors Act                       $2,000                 $100                  $100
Individual Retirement Accounts (IRAs)          $500                  $100                  $100
Retirement plans with tax benefits such
as corporate pension, profit sharing and
Keogh plans                                    $250                  $100                  $100
Payroll Deduction Investment Programs
for 401(k), SARSEP, SEP, SIMPLE,
403(b)(7) and certain other retirement
plans                                           $25                   N/A                  $25
--------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT
Buying or selling shares is easy with the services described below:

                 NVEST FUNDS                                    NVEST FUNDS
            PERSONAL ACCESS LINE(R)                               WEB SITE
            800-225-5478, press 1                           www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online. By using these customer service options, you may:


[] purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

[] review your account balance, recent transactions, Fund prices and recent performance;

[] order duplicate account statements; and
[] obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

BUYING SHARES

                                     OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
THROUGH YOUR
INVESTMENT DEALER
[GRAPHIC OMITTED]           [] Call your investment dealer            [] Call your investment
                               for information                           dealer for information
BY MAIL
[GRAPHIC OMITTED]

                            [] Make out a check in U.S.               [] Make out a check in U.S.
                               dollars for the investment                dollars for the investment
                               amount payable to "Nvest Funds."          amount payable to "Nvest
                               Third party, checks will                  Funds." Third party checks
                               generally not be accepted.                will generally not be
                                                                         accepted.
                            [] Mail the check with your               [] Fill out the detachable
                               completed application to Nvest            investment slip from an
                               Funds, P.O. Box 8551, Boston, MA          account statement. If no slip
                               02266-8551.                               is available, include with
                                                                         the check a letter specifying
                                                                         the Fund name, your class of
                                                                         shares, your account number
                                                                         and the registered account
                                                                         name(s). To make investing
                                                                         even easier, you can order
                                                                         more investment slips by
                                                                         calling 800-225-5478.

BY EXCHANGE
[GRAPHIC OMITTED            [] The exchange must be for a             [] The exchange must be for a
                               minimum of $1,000 or for all of           minimum of $1,000 or for all
                               your shares.                              of your shares.

                            [] Obtain a current prospectus            [] Call your investment
                               for the Fund into which you are           dealer or Nvest Funds at
                               exchanging by calling your                800-225-5478 to request an
                               investment dealer or Nvest Funds          exchange.
                               at 800-225-5478.
                            [] Call your investment dealer            [] See the section entitled
                               or Nvest Funds to request an              "Exchanging Shares" for more
                               exchange.                                 details.

                            [] See the section entitled
                               "Exchanging Shares" for more
                               details.

BUYING SHARES (CONTINUED)
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT

BY WIRE

[GRAPHIC OMITTED]           [] Call Nvest Funds at                    [] Instruct your bank to
                               800-225-5478 to obtain an                 transfer funds to State
                               account number and wire                   Street Bank & Trust Company,
                               transfer instructions. Your bank          ABA# 011000028, DDA# 99011538.
                               may charge you for such a
                               transfer.

                                                                      [] Specify the Fund name, your class
                                                                         of shares, your account number and
                                                                         the registered account name(s).
                                                                         Your bank may charge you for
                                                                         such a transfer.
AUTOMATIC INVESTING
THROUGH INVESTMENT BUILDER

[GRAPHIC OMITTED            [] Indicate on your application
                               that you would like to begin an        [] Please call Nvest Funds at
                               automatic investment plan                 800-225-5478 for a Service
                               through Investment Builder and            Options Form. A signature
                               the amount of the monthly                 guarantee may be required to
                               investment ($100 minimum).                add this privilege.

                            [] Send a check marked "Void" or          [] See the section
                               a deposit slip from your bank             entitled"Additional Investor
                               Investor account along with your          Services."
                               application.
THROUGH AUTOMATED CLEARING
HOUSE (ACH)

[GRAPHIC OMITTED]           [] Ask your bank or credit union
                               whether it is a member of the          [] Call Nvest Funds at
                               ACH system.                               800-225-5478 to add shares to
                                                                         your account through ACH.
                            [] Complete the "Telephone                [] If you have not signed up
                               Withdrawal and Exchange" and              for the ACH system, please
                               "Bank Information" sections on            call Nvest Funds for a
                               your account application.                 Service Options Form.  A
                                                                         signature guarantee may be
                                                                         required to add this
                                                                         privilege.
                            [] Mail your completed
                               application to Nvest Funds, P.O.
                               Box 8551, Boston, MA 02266-8551.


SELLING SHARES
TO SELL SOME OR ALL OF YOUR SHARES

Certain Restrictions may apply. See the section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT
DEALER
                              [] Call your investment dealer for information.
BY MAIL
                              [] Write a letter to request a redemption
                                 specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed, and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing".
                              [] The request must be signed by all of the
                                 owners of the shares including the capacity in which they are signing, if appropriate.

                              [] Mail your request to Nvest Funds, P.O.
                                 Box 8551, Boston, MA 02266-8551.

                              [] Your proceeds (less any applicable CDSC) will
                                 be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).
BY EXCHANGE

                              [] Obtain a current prospectus for the Fund into
                                 which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.
                              [] Call Nvest Funds to request an exchange.

                              [] See the section entitled "Exchanging Shares"
                                 for more details.
BY WIRE
                              [] Fill out the "Telephone Withdrawal and
                                 Exchange" and "Bank Information" sections on your account application.

                              [] Call Nvest Funds at 800-225-5478 or indicate
                                 in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                              [] Proceeds (less any applicable CDSC) will
                                 generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.
THROUGH AUTOMATED CLEARING
HOUSE (ACH)
                              [] Ask your bank or credit union whether it is a
                                 member of the ACH system.
                              [] Complete the "Telephone Withdrawal and
                                 Exchange" and "Bank Information" sections on your account application.

                              [] If you have not signed up for the ACH system
                                 on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.
                              [] Call Nvest Funds to request a redemption
                                 through this system.

                              [] Proceeds (less any applicable CDSC) will
                                 generally arrive at your bank within three business days.
BY SYSTEMATIC WITHDRAWAL PLAN

                              [] Please refer to the section entitled
                                 "Additional Investor Services" or call Nvest
                                 Funds at 800-225-5478 or your financial
                                 representative for information.

                              [] Because withdrawal payments may have tax
                                 consequences, you should consult your tax adviser before establishing such a plan.
BY TELEPHONE
                              [] You may receive your proceeds by mail, by wire
                                 or through ACH (see above).

                              [] Call Nvest Funds at 800-225-5478 to choose the
                                 method you wish to use to redeem your shares.

SELLING SHARES IN WRITING
If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:
[] your address of record has been changed within the past 30 days;
[] you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or
[] a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:
[] a financial representative or securities dealer;
[] a federal savings bank, cooperative, or other type of bank;
[] a savings and loan or other thrift institution;
[] a credit union; or

[] a securities exchange or clearing agency.

The following table shows some situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.

SELLER (ACCOUNT TYPE)                     REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP,  [] The signatures on the letter must
UGMA/UTMA (Minor Accounts)                  include all persons authorized to
                                            sign, including title, if
                                            applicable.
                                         [] Signature guarantee, if applicable
                                            (see above).
CORPORATE OR ASSOCIATION ACCOUNTS        [] The signatures on the letter must
                                            include all persons authorized to
                                            sign, including title.

OWNERS OR TRUSTEES OF TRUST ACCOUNTS     [] The signature on the letter must
                                            include all trustees authorized to
                                            sign, including title.
                                         [] If the names of the trustees are not
                                            registered on the account, please
                                            provide a copy of the trust document
                                            certified within the past 60 days.
                                         [] Signature guarantee, if applicable
                                            (see above).

JOINT TENANCY WHOSE CO-TENANTS
ARE DECEASED                             [] The signatures on the letter must
                                            include all surviving tenants of the
                                            account.
                                         [] Copy of the death certificate.
                                         [] Signature guarantee if proceeds
                                            check is issued to other than the
                                            surviving tenants.

SELLER (ACCOUNT TYPE)                     REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------

                                         []
POWER OF ATTORNEY (POA)                  [] The signatures on the letter must
                                            include the attorney-in-fact,
                                            indicating such title.
                                         [] A signature guarantee.
                                         [] Certified copy of the POA document
                                            stating it is still in full force
                                            and effect, specifying the exact
                                            Fund and account number, and
                                            certified within 30 days of receipt
                                            of instructions.*


QUALIFIED RETIREMENT BENEFIT PLANS
(EXCEPT NVEST FUNDS PROTOTYPE
DOCUMENTS)                               [] The signature on the letter must
                                            include all signatures of those
                                            authorized to sign including title.

                                         [] Signature guarantee, if applicable.
                                            (see above)

EXECUTORS OF ESTATES, ADMINISTRATORS,    [] The signature on the letter must
                                            include Guardians, Conservators
                                            those authorized to sign, including
                                            capacity.
                                         [] A signature guarantee.
                                         [] Certified copy of court document
                                            where signer derives authority,
                                            e.g.: Letters of Administration,
                                            Conservatorship, Letters
                                            Testamentary.*

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)    [] Additional documentation and
                                            distribution forms are required.

* Certification may be made on Court documents by the Court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

EXCHANGING SHARES

In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). An exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of shares for shares in another Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS
Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

RESTRICTION                                     SITUATION
The Fund may suspend the right of redemption    [] When the New York Stock
or postpone payment for more than 7 days           Exchange is : closed (other
                                                   than a weekend/holiday)
                                                [] During an emergency
                                                [] Any other period permitted
                                                   by the SEC

The Fund reserves the right to suspend          [] With a notice of a dispute
account services or refuse transaction             between
registered owners requests:                     [] With suspicion/evidence of a
                                                   fraudulent act


The Fund may pay the redemption price in        [] When it is detrimental for a
whole or part by a distribution in kind of         Fund to make cash payments
readily marketable securities in lieu of cash      as determined in the sole
or may take up to 7 days to pay a redemption       discretion of the adviser or
request in order to raise capital:                 subadviser

The Fund may close your account and send you    [] When the Fund account falls
the proceeds. Shareholders will have 60 days       below a set minimum
after being notified of the Fund's intention       (currently $1,000 as set by
to close the account to increase the account       the Fund's Board of
to the set minimum. This does not apply to         Trustees)
certain qualified retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds       [] When redemptions are made
until the check or funds have cleared:             within 10 calendar days of
                                                   purchase by check or ACH of
                                                   the shares being redeemed


Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Funds recommend that certificates be sent by registered mail.

HOW FUND SHARES ARE PRICED
The Funds are mutual funds that invest directly in shares of an underlying mutual fund, which is referred to as a Portfolio in this Prospectus. A Fund gains access to the investment management and research capabilities as well as the investment strategies of its corresponding Portfolio by investing in shares of that Portfolio at their net asset value. Fund shares are priced by applying the Fund's sales charges to the net asset value of Portfolio shares. "Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using this formula:

                              TOTAL MARKET VALUE OF SECURITIES
                            + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =           -------------------------------------
                                 NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares and Portfolio shares is determined according to this schedule:

[] A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.
[] The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by the State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).
[] Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
[] A Fund whose Portfolio is heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 p.m. and before 8:00 p.m.

Generally during times of substantial economic or market change it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, the securities of the underlying Portfolios are valued as follows:
[] EQUITY SECURITIES - most recent sales or quoted bid price as provided by a pricing service.
[] DEBT SECURITIES - (other than short-term obligations) based upon pricing service valuations.
[] SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).
[] SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the closing of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Portfolio's Board of Trustees at the close of regular trading on the Exchange.
[] OPTIONS - last sale price, or if not available, last offering price.
[] FUTURES - unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Portfolios Board of Trustees.
[] ALL OTHER SECURITIES - fair market value as determined by the adviser of the Portfolio under the direction of the Portfolio's Board of Trustees.

The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Portfolio's Board of Trustees believes accurately reflects fair value.

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income in the form of dividends (based on what the Portfolios distribute). All of the Funds except Nvest Total Return Bond Fund distribute dividends annually. Nvest Total Return Bond Fund declares and distributes dividends quarterly. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Portfolio's Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Depending on your investment goals and priorities, you may choose to:

[] participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
[] receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.

[] receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.


For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.


If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES
Each Fund and each Portfolio intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.


An exchange of shares for shares of another Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

Access Shares'(SM) use of a two tiered fund structure could adversely affect the character of distributions to you.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

ADDITIONAL FUND INFORMATION
Each Fund has received an Exemptive Order from the Securities and Exchange Commission (the "SEC"), which permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management if approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees. A Fund will change to this subadvisory structure when the Board of Trustees considers it to be in the best interest of the Fund. Shareholders will be notified of any subadviser changes.


COMPENSATION TO SECURITIES DEALERS
As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of up to 0.25% of average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of up to 0.75% of average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of up to 0.75% of average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

ADDITIONAL INVESTOR SERVICES
RETIREMENT PLANS

Nvest Funds offers a range of retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.


INVESTMENT BUILDER PROGRAM

This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."


DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.


AUTOMATIC EXCHANGE PLAN

Nvest Funds has an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.


SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."


NVEST FUNDS PERSONAL ACCESS LINE(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NVEST FUNDS WEB SITE
Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance inform ation or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP APPROACH - The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS - Payments to a Fund's shareholders of profits earned from selling securities in a Fund's Portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING - Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Ratings Group or Moody's Investors Service Inc. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE - A financial instrument whose value and performance are based upon the value and performance of another security or financial instrument.

DISCOUNTED PRICE - The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION - The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or sector of the market suffers losses.

DIVIDEND YIELD - The current or estimated annual dividend divided by the market price per share of a security.

DURATION - A measure of how much a bond's price inversely fluctuates with changes in prevailing interest rates.

EARNINGS GROWTH - A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS - An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS - Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION - A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE - Rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION - Market price x shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. The capitalization figures may vary depending upon the index being used and/or the guidelines used by a portfolio manager.


MATURITY - The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) - The market value of one share of a Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

PRICE-TO-BOOK RATIO - Current market price of a stock divided by its book value, or net asset value.

PRICE-TO-EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

RETURN ON EQUITY - The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing net income for the period after preferred stock dividends but before common stock dividends by the common stock equity (net worth) average for the accounting period. This tells common shareholders how effectively their money is being employed.

TECHNICAL ANALYSIS - The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH - The method in which an investor first looks at trends in the general economy, selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN - The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY - The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD - The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY - The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Statement of Additional Information (SAI) - Provides more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

TO ORDER A FREE COPY OF THE SAI, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE FUNDS AT:

      Nvest Funds Distributor, L.P.

      399 Boylston Street
      Boston, Massachusetts 02116
      Telephone:  800-225-5478

      Internet:  www.nvestfunds.com

Your financial representative or Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

You can review the Funds' SAI at the Public Reference Room of the Securities and Exchange Commission. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

Copies of these publications are also available for a fee by writing or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009 Telephone:
800-SEC-0330


Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

NVEST FUNDS ACCESS SHARESSM
      NVEST CORE EQUITY FUND
      NVEST STOCK AND BOND FUND
      NVEST SMALL CAP VALUE FUND
      NVEST SMALL CAP GROWTH FUND
      NVEST TOTAL RETURN BOND FUND


Investment Company Act file no. 811-7345

NVEST FUNDS(R)
WHERE THE BEST MINDS MEET(R)


                          NVEST FUNDS ACCESS SHARES(SM)

                                Nvest Select Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2000

This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Nvest Select Fund (the "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Fund dated February 1, 2000 for Class A, Class B or Class C shares, (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Nvest Funds Distributor, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Nvest Funds at 800-225-5478 or by placing an order online at WWW.nvestfunds.com.


                                TABLE OF CONTENTS

The Fund..............................................................     2
Management of the Trust ..............................................     6
Portfolio Transactions and Brokerage.................................      13
Description of the Trust and Ownership of Shares.....................      14
How To Buy Shares....................................................      16
Net Asset Value and Public Offering Price............................      16
Reduced Sales Charges................................................      17
Shareholder Services.................................................      19
Redemptions..........................................................      25
Standard Performance Measures........................................      27
Investment Performance of the Fund...................................      31
Income Dividends, Capital Gain Distributions and Tax Status..........      31
Miscellaneous Investment Practices of the Portfolio..................      34
Appendix A - Description of Bond Ratings............................       A-1
Appendix B - Publications That May Contain Fund Information.........       B-1
Appendix C - Advertising and Promotional Literature.................       C-1

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

      Nvest Select Fund is a non-diversified series of Nvest Funds Trust III, a registered open-end management investment company (the "Trust"). The Trust is a Massachusetts business trust and was established on August 22, 1995.

GENERAL INVESTMENT OBJECTIVE AND POLICIES

      To achieve its investment objective, the Fund invests all or substantially all of its assets in shares of a single underlying mutual fund, The Oakmark Select Fund, offered by Harris Associates L.P. ("Harris Associates"). This underlying mutual fund is referred to in the Prospectus and in this Statement as a "Portfolio." Harris Associates is the investment adviser of The Oakmark Select Fund, and is an affiliated investment management subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Achievement of the Fund's and the Portfolio's objective cannot be assured.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Select Fund.

INVESTMENT STRATEGIES AND RISKS

      The investment strategies and risks associated with the Fund generally are the same as those of its Portfolio and depend on the nature of the Portfolio's investment strategies and risks. The Prospectus sets forth the principal investment strategies employed by Harris Associates attempting to achieve the goal of the Portfolio. The following paragraphs describe those strategies used by Harris Associates that are not considered principal investment strategies for the Portfolio. The Portfolio's risks are determined by the nature of the securities held and the management activities used by Harris Associates. A more detailed description of these strategies and the related risks is included under the section entitled "Miscellaneous Practices of the Portfolio."

THE OAKMARK SELECT FUND

      Along with engaging in its principal strategies described in the Prospectus, the Portfolio may invest securities of non-U.S. issuers, including emerging market securities and may engage in currency exchange transactions. The Portfolio may invest in debt securities, including lower-rated securities and may purchase securities on a when-issued or delayed-delivery basis. The Portfolio may invest to a certain percent in illiquid securities. The Portfolio may sell securities short on a limited basis and may acquire securities in private placements. The Portfolio may lend its portfolio securities subject to certain investment restrictions. The Portfolio may invest in shares of other investment companies and may purchase and sell both call options and put options on securities. Finally, the Portfolio may employ temporary strategies to respond to certain situations such as changes in market and economic conditions.

RISK FACTORS OF THE PORTFOLIO

      In pursuing its investment goal, the Portfolio is permitted to engage in a wide range of investment activities. The Portfolio's risks are determined by the nature of the securities held and the management activities used by Harris Associates. Certain of these policies are described in the section entitled "Miscellaneous Investment Practices of the Portfolio" later in this Statement and further information about the Portfolio is contained in the Portfolio's prospectus. Because the Fund invests in the Portfolio, shareholders of the Fund will be affected by these investment policies.

NOTE ON SHAREHOLDER APPROVAL

      Approval by the shareholders of the Fund or Portfolio requires approval by the holders of a majority of the outstanding shares of the Fund or Portfolio. As used in this Statement (and as defined in the 1940 Act), the term "majority of the outstanding shares" of the Fund or Portfolio means the lesser of (i) 67% of the shares of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented or (ii) more than 50% of the outstanding shares of the Fund or Portfolio.

INVESTMENT RESTRICTIONS OF THE FUND

      The investment restrictions set forth below are fundamental policies of the Fund and, accordingly, without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not:

1. With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to Government Securities (as defined in the 1940 Act) ("U.S. Government Securities"). This restriction does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer. This restriction this does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

3. Invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. This restriction does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

5. Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan its securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities;

7. Act as an underwriter of securities of other issuers except that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities law;

8. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

9. Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

10. Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

      The percentages and percentage limitations set forth above in the Statement, other than with respect to restriction (5) pertaining to borrowing, will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restrictions (4) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (the "SEC"). Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

      In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are illiquid securities and therefore subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Fund's adviser has determined to be liquid under procedures approved by the Fund's Board of Trustees.

INVESTMENT RESTRICTIONS OF THE OAKMARK SELECT FUND

      In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of The Oakmark Select Fund:

The Portfolio will not:

1. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing [the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio's total assets];

4.  Issue any senior security except in connection with permitted borrowings;

5. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that act with respect to such resale;

6. Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or
    (c) lending its portfolio securities [The Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

9. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or
    (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

10. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

11. Invest in companies for the purpose of management or the exercise of control;

12. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

13. Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction;

14. Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

15. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration;

16. Purchase or write a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money);

17. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

----------
(1) A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

(2) In addition to this investment restriction, the 1940 Act provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, the Portfolio has no present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

      The first 9 restrictions listed above, except the bracketed portions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the 1940 Act (the "1940 Act") as the lesser of (i) 67% of the shares of the Portfolio present at a meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. Those restrictions not designated as "fundamental," and the Portfolio's investment objective, may be changed by the board of trustees without shareholder approval. The Portfolio's investment objective will not be changed without at least 30 days' notice to shareholders.

      Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

      The Fund is governed by a Board of Trustees which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

TRUSTEES

      Trustees of the Trust and their ages (in parentheses), addresses and principal occupations during the past five years are listed below. Those marked with an asterisk (*) are deemed an "interested person" of the Trust, as defined in the 1940 Act.

GRAHAM T. ALLISON, JR. - Trustee (59); 79 John F. Kennedy Street, Cambridge,
      Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trust; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (54); 452 Fifth Avenue, New York, New York 10018;
      Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trust; President and CEO, Cain Brothers & Company, Incorporated (investment banking), Trustee, Universal Health Realty Income Trust
      (NYSE); Norman Rockwell Museum; Sharon Health Corporation and National Committee for Quality Healthcare (all not-for-profit organizations).

KENNETH J. COWAN - Trustee (67); One Beach Drive, S.E. #2103, St. Petersburg,
      Florida 33701; Member of the Contract Review and Governance Committee for the Trust; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (56); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
      20004; Member of the Contract Review and Governance Committee for the Trust; Partner, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Genesis Cable (cable communications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); Director, Sequana Therapeutics (biotechnology); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Managing Director, Shearson Lehman Brothers (investments).

SANDRA O. MOOSE - Trustee (57); Exchange Place, Boston, MA 02109; Member of the
      Audit and Transfer Agent and Shareholder Services Committee for the Trust; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals).

JOHN A. SHANE - Trustee (66); 200 Unicorn Park Drive, Woburn, Massachusetts
      01801; Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trust; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publisher of medical magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, United Asset Management Corporation (holding company for institutional money management firms).

*PETER S. VOSS - Chairman of the Board, Chief Executive Officer and Trustee
      (53); President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director, President and Chief Executive Officer, Nvest Corporation; Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Financial.

PENDLETON P. WHITE - Trustee (68); 6 Breckenridge Lane, Savannah, Georgia 31411;
      Member of the Contract Review and Governance Committee for the Trust; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

      The Contract Review and Governance Committee of the Nvest Funds is comprised solely of disinterested Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Fund, and governance matters relating to the Fund.

      The Audit and Transfer Agent and Shareholders Services Committee of the Nvest Funds is comprised solely of disinterested trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees identified in the audits. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Internal Revenue Service ("IRS") regulations as well as operational issues relating to the transfer agent.

OFFICERS

      Officers of the Trust, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are as follows:

NEAL G. LITVACK - President (44) - President and Chief Executive Officer, NEF
      Corporation and New England Funds Management, L.P. (since November 1999); Manager, Kobrick Funds, LLC (since July 1999); Director, Harris Associates, Inc.; Executive Vice President, Retail Marketing, Nvest Companies, L.P. (since February 1997); Executive Vice President, Retail Marketing, Fidelity Investments (until 1997).

THOMAS CUNNINGHAM - Treasurer (54); Senior Vice President, Nvest Services
      Company; Senior Vice President, Nvest Management; formerly Vice President, Allmerica Financial Life Insurance and Annuity Company; formerly Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

JOHN E. PELLETIER - Secretary and Clerk (35); Senior Vice President, General
      Counsel, Secretary and Clerk, NEF Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Funds Distributor, L.P.; Senior Vice President and General Counsel, Secretary and Clerk, Nvest Management; Executive Vice President and General Counsel, Nvest Services Company; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Counsel, The Boston Company Advisors, Inc.; formerly, Associate, Ropes & Gray (law firm).

      Previous positions during the past five years with New England Financial or Metropolitan Life Insurance Company ("MetLife"), Nvest Funds Distributor, L.P. or Nvest Management are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trust's trustees is also a trustee of certain other investment companies for which Nvest Funds Distributor, L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trust is 399 Boylston Street, Boston, Massachusetts 02116.

TRUSTEE FEES

      The Trust pays no compensation to its officers or to its trustees who are interested persons thereof.

      Each trustee who is not an interested person of the Trust or an interested person of Nvest Funds Trust I or Nvest Funds Trust II (collectively the "Trusts") receives, in the aggregate for serving on the boards of the Trusts and Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (all five trusts collectively, the "Nvest Funds Trusts"), comprising as of December 31, 1999 a total of 22 active mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

      During the fiscal year ended September 30, 1999, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other Nvest Funds
Trusts:

                                                           PENSION OR             ESTIMATED
                                 AGGREGATE            RETIREMENT BENEFITS      ANNUAL BENEFITS        TOTAL COMPENSATION FROM
                             COMPENSATION FROM         ACCRUED AS PART OF            UPON             THE NVEST FUND COMPLEX*
NAME OF TRUSTEE            NVEST FUNDS TRUST III          FUND EXPENSES           RETIREMENT              PAID TO TRUSTEES
---------------            ---------------------      -------------------      ---------------        -----------------------
Graham T. Allison, Jr.           $11,959                        $0                    $0                      $60,000
Daniel M. Cain                   $11,959                        $0                    $0                      $64,000
Kenneth J. Cowan                 $11,959                        $0                    $0                      $64,000
Richard Darman                   $11,959                        $0                    $0                      $60,000
Sandra O. Moose                  $11,959                        $0                    $0                      $60,000
John A. Shane                    $11,959                        $0                    $0                      $60,000
Pendleton P. White               $11,959                        $0                    $0                      $56,500

* The Nvest Fund Complex consists of 22 active funds, including the funds of Nvest Funds Trust III.

      The Fund provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in the Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, the Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

      As of February 1, 2000, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of the Fund.

      As of February 1, 2000, there were no shares of the Fund outstanding.

ADVISORY AGREEMENT

      Under the Fund's advisory agreement between the Trust and Nvest Funds Management, L.P. ("Nvest Management"), on behalf of the Fund, Nvest Management will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Nvest Management will invest all or substantially all of the assets of the Fund in a registered, open-end management investment company, in accordance with Section 12(d)(1)(E) under the 1940 Act. Nvest Management is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional investment research as is necessary to manage the Fund's assets in accordance with the investment objective and policies.

      The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and
(ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of outstanding voting securities of the Fund and by a vote of the majority of the Trustees of the Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory agreement may be terminated without penalty by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days written notice, or by the Fund's advisor upon 90 days' written notice, and each terminates automatically in the event of its assignment. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Nvest Funds Distributor, L.P. to eliminate all reference to the words "Nvest" or the letters "Nvest Management" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or the Fund's adviser.

      The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its service thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Nvest Management, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. NEF Corporation is also the sole general partner of Nvest Funds Distributor, L.P., (the "Distributor") and the sole shareholder of Nvest Services Company, the transfer and dividend disbursing agent of the Fund. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and Nvest Funds Distributor, L.P. Nvest Services Company, Inc. will also do business as Nvest Services Company, Nvest Services Co. and Nvest Funds Service Company.

      Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $127 billion of assets under management or administration as of September 30, 1999.

SPECIAL SERVICING AGREEMENT

      The Trust has received an order from the SEC (the "Order") pursuant to
Section 17(d) and Rule 17d-1 under the 1940 Act which permits the Fund to invest all or substantially all of its assets in a single underlying mutual fund (the Portfolio) pursuant to Section 12(d)(1)(E) of the 1940 Act. Pursuant to the Order the Fund has entered into a Special Servicing Agreement (the "Special Service Agreement") with an underlying fund (the Portfolio) wherein certain shareholder related expenses of the Fund will be borne by the underlying fund. Under the terms of the Special Service Agreement among the Fund, its Portfolio and Nvest Services Company, Inc., Nvest Services Company, Inc. will provide services pertaining to the operation of the Fund, including shareholder servicing and fund administration. The Portfolio has agreed to pay Nvest Services Company, Inc. an annual fee equal to 0.12% of the assets that the Fund has invested in that Portfolio. However, the Portfolio will not be required to pay Nvest Services Company, Inc. any amount in excess of the financial benefits derived from the operation of that Fund.

      The cost-benefit analysis was initially reviewed by the Board of Trustees of the Portfolio before participating in any Special Service Agreement. For future years, there will be an annual review of the Special Service Agreement to determine its continued appropriateness for the Portfolio.

ADMINISTRATION AGREEMENT

      Pursuant to an Administration Agreement entered into between Nvest Management and the Fund, the Fund will pay Nvest Management at the annual rate of 0.10% of the Fund's average daily net assets for the initial two-year term. At the expiration of this period, the Fund will pay Nvest Management the lesser of (i) 0.25% of the Fund's average daily net assets, or (ii) the actual expenses incurred by Nvest Management in providing certain services to the Fund; provided however, that the minimum payment due to Nvest Management under the Administration Agreement will be no less than 0.10% of the Fund's average daily net assets. These expenses consist of the provision of necessary executive and other personnel for managing the affairs of the Fund. The Administration Agreement is effective for a period of two years and may only be amended by a majority vote of the non-interested Trustees of the Trust as that term is defined in the 1940 Act.

SERVICE AGREEMENT

      Pursuant to a Service Agreement entered into between Harris Associates and Nvest Management, for providing administrative services to the Fund, Harris Associates pays Nvest Management 0.25% annually of the Fund's average daily net assets less the fee paid by the Portfolio to Nvest Services Company, Inc. under the Special Servicing Agreement.

THE PORTFOLIO ADVISERS

      Harris Associates L.P. was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris Associates is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

      Certain officers and employees of Harris have respectability for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which the Fund, The Oakmark Fund, The Oakmark Small Cap Fund, Nvest Star Advisers Fund, Nvest Star Worldwide Fund and/or Nvest Star Small Cap Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund, Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Small Cap Fund, Nvest Star Advisers Fund, Nvest Star Worldwide Fund and Nvest Star Small Cap Fund to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds and therefore the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds and Portfolio or the price at which a security may be sold. The trustees of the Trusts are of the view that the benefits of retaining Harris as a subadviser to the Nvest Star Advisers Fund, Nvest Star Worldwide Fund and Nvest Star Small Cap Fund as well as an adviser to The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund outweigh the disadvantages, if any, that might result from participating in such transactions.

DISTRIBUTION AGREEMENT AND RULE 12B-1 PLANS.

      Under an agreement with the Trust, Nvest Funds Distributor, L.P. (the "Distributor"), serves as the principal distributor of each class of shares of the Fund. Under this agreement, Nvest Funds Distributor, L.P. is not obligated to sell a specific number of shares of the Fund. Nvest Funds Distributor, L.P. bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Except as provided in the Administration Agreement, the Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.

      Nvest Funds Distributor, L.P. is compensated under the agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund, or the Portfolio under the Special Service Agreement, the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed to be underwriters of the Fund's shares.

      The Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's Distributor monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, the Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement (the "Independent Trustees").

      Under Service Plans adopted under rule 12b-1, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and or the maintenance of shareholder accounts. In the case of Class B shares, the Distributor pays investment dealers at the time of sale the first year's service fee, in the amount of up to 0.25% of the amount invested.

      The Fund's Class B and Class C shares also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the fee as compensation for its services as distributor of the Class B and Class C shares. In the case of Class C shares, the Distributor retains the 0.75% distribution fee assessed against such shares during the first year of investment.

      The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. The Plans may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Board of Trustees review quarterly a written report of such costs as well as the purposes for which such costs have been incurred. For so long as the Plans are in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

      The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Fund's shares. New England Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act"), as amended. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor.

      The Distribution Agreement for the Fund may be terminated at any time upon 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

      The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

      With the exception of the Distributor, New England Securities and their direct and indirect corporate parents, no interested person of the Trust nor any trustee of the Trust has any direct or indirect financial interest in the operation of the Plans or any related agreement.

      Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, (3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

      The Distributor controls the words "Nvest" in the names of the Trust and the Fund and if it should cease to be the principal distributor of the Fund's shares, the Trust or the Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Nvest Funds Trust I, Nvest Funds Trust II, Nvest Kobrick Investment Trust, Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust.

      The portion of the various fees and expenses for Class A, B and C shares that are paid (reallowed) to securities dealers are shown below:

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares that are paid to securities dealers are shown below:

-----------------------------------------------------------------------------------------------------------------------------------
                                  MAXIMUM                     MAXIMUM                     MAXIMUM                    MAXIMUM
                                SALES CHARGE               REALLOWANCE OR                FIRST YEAR                 FIRST YEAR
                             PAID BY INVESTORS               COMMISSION                  SERVICE FEE               COMPENSATION
INVESTMENT                 (% OF OFFERING PRICE)        (% OF OFFERING PRICE)       (% OF NET INVESTMENT)      (% OF OFFERING PRICE)
-----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                  5.75%                          5.00%                       0.25%                     5.25%
$50,000 - $99,999                  4.50%                          4.00%                       0.25%                     4.25%
$100,000 - $249,999                3.50%                          3.00%                       0.25%                     3.25%
$250,000 - $499,999                2.50%                          2.15%                       0.25%                     2.40%
$500,000 - $999,999                2.00%                          1.70%                       0.25%                     1.95%

INVESTMENTS OF $1 MILLION OR MORE
-----------------------------------------------------------------------------------------------------------------------------------
First $3 million                   none                           1.00%(2)                    0.25%                     1.25%
Excess over $3 million (1)         none                           0.50%(2)                    0.25%                     0.75%

INVESTMENTS WITH NO SALES
  CHARGE (3)                       none                           0.00%                       0.25%                     0.25%

(1) For investments by Retirement Plans, the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the
    Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares that are paid to securities dealers are shown below:

----------------------------------------------------------------------------------------------------------
                                           MAXIMUM                 MAXIMUM                 MAXIMUM
                                       REALLOWANCE OR            FIRST YEAR               FIRST YEAR
                                        COMMISSION               SERVICE FEE             COMPENSATION
INVESTMENT                         (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
----------------------------------------------------------------------------------------------------------
All amounts for Class B                    3.75%                    0.25%                    4.00%
All amounts for Class C                    1.00%                    0.00%                    1.00%
----------------------------------------------------------------------------------------------------------

      The Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge ("CDSC"). Proceeds from the CDSC on Class A and Class C shares are paid to the Distributor and are used to defray the expenses for services that it provides the Trust. Proceeds from the CDSC on Class B shares are paid to Nvest Funds Distributor, L.P. and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P.

      For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Nvest Fund or if the account is registered in street name.

      The Distributor may at its expense provide additional concessions to dealers who sell shares of the Fund, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale of Class A, B and C shares, (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.

CUSTODIAL ARRANGEMENTS

      State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certified securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

INDEPENDENT ACCOUNTANTS

      The Trust's independent accountants are PriceWaterhouseCoopers, LLP, 160 Federal Street, Boston, Massachusetts, 02110. The independent accountants of the Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

      The Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet that Fund's objective. The Fund expects to have an annual portfolio turnover rate not exceeding 20% for its initial fiscal year. The portfolio turnover rate for the Portfolio's last fiscal year was 67%.

BROKERAGE TRANSACTIONS

FOR THE PORTFOLIO (THE OAKMARK SELECT FUND):

      In placing orders for the purchase and sale of securities for its Portfolio, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

      Harris Associates selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Portfolio. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of the Portfolio by customers of broker-dealers as a factor in the selection of broker-dealers to execute Portfolio transactions.

      Harris Associates may cause its Portfolio to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Portfolio and its other clients. Harris Associates' authority to cause the Portfolio to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

--------------------------------------------------------------------------------
                      DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

      Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated August 22, 1995, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eight separate funds. Each fund in the Trust currently offers three classes of shares. The other funds in the Trust are Nvest Bullseye Fund, Nvest Equity Income Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund. Nvest Equity Income Fund was organized in 1995 and commenced operations on November 28, 1995. Nvest Bullseye Fund was organized in 1998 and commenced operations on March 31, 1998. The Fund and the remaining funds were organized in 1999 and intend to commence operations in 2000.

      The Declaration of Trust of Nvest Funds Trust III currently permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of each series. The Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

      The shares of the Fund are divided into three classes, Class A, Class B and Class C. The Fund offers such classes of shares as set forth in such Fund's Prospectus. Absent the Service Agreement, all expenses of the Fund (excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) would be borne by its Class A, B and C shares on a pro rata basis. The Class A, Class B and Class C structure could be terminated should certain applicable IRS rulings be rescinded.

      The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged, absent the Service Agreement, with the expenses with respect to that class of the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trust's Board of Trustees in such manner as it determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the funds in the Trust.

      The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide any series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Board of Trustees may designate. While the Board of Trustees has no current intention to exercise this power, it is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund affected. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While the Declaration of Trust further provides that the Board of Trustees may also terminate the Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

VOTING RIGHTS

      Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

      Matters submitted by the Portfolio to its shareholders for a vote will be passed along by the appropriate Fund to its shareholders and the Fund will vote its entire interest in the Portfolio in proportion to the voters actually received from the Fund's shareholders.

      The Declaration of Trust provides that on any matter submitted to a vote of all shareholders of the Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

      There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

      Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or the Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

      The procedures for purchasing shares of the Fund are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

      For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

      Shares may also be purchased either in writing, by wire or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectus through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use Nvest Funds Personal Access Line(R)(800-225-5478, press 1) or Nvest Funds Web site (www.nvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services."

      The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of the Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

      If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

      The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

      The net asset value of Fund shares is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

      The net asset value of the Portfolio is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Portfolio. Shares of the Portfolio in which the Fund may invest are valued at the net asset value per share of the Portfolio as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Portfolio will be calculated and reported to the Fund by the Portfolio's accounting agent.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
                               CLASS A SHARES ONLY
--------------------------------------------------------------------------------

      Special purchase plans are summarized in the text of the Prospectus.

      CUMULATIVE PURCHASE DISCOUNT. The Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Nvest Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

      LETTER OF INTENT. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

      A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

      A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

      The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

      State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

      COMBINING ACCOUNTS. Purchases of all series and classes of the Nvest Funds by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

      COMBINING WITH OTHER SERIES AND CLASSES OF THE NVEST FUNDS. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless such shares were purchased by exchanging shares of any other Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

      UNIT HOLDERS OF UNIT INVESTMENT TRUSTS. Unit investment trust distributions may be invested in Class A shares of the Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

      CLIENTS OF ADVISERS OR SUBADVISERS. No sales charge or contingent deferred sales charge applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

      OFFERING TO EMPLOYEES OF METLIFE AND ASSOCIATED ENTITIES. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Fund by any of the Trusts' advisers or subadvisers, Nvest Funds Distributor, L.P. or any other company affiliated with New England Financial or MetLife; current and former directors and Trustees of the Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with Nvest Funds Distributor, L.P.; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.

      ELIGIBLE GOVERNMENTAL AUTHORITIES. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of the Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

      INVESTMENT ADVISORY ACCOUNTS. Shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

      CERTAIN BROKER-DEALERS AND FINANCIAL SERVICES ORGANIZATIONS. Shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Nvest Management and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

      CERTAIN RETIREMENT PLANS. Shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

      BANK TRUST DEPARTMENTS OR TRUST COMPANIES. Shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

      SHAREHOLDERS OF REICH AND TANG GOVERNMENT SECURITIES TRUST. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Fund at net asset value and without imposition of a sales charge.

      The reduction or elimination of the sales charges in connection with the special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

OPEN ACCOUNTS

      A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each financial transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Nvest Services Company may charge a fee for providing duplicate information.

      The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B or Class C shares.

      The costs of maintaining the open account system are paid by the Portfolio under the Service Agreement and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLANS  (CLASS A, B AND C SHARES)

      Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing Nvest Funds Distributor, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Nvest Services Company for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling Nvest Funds Distributor, L.P. at 800-225-5478 or your investment dealer.

      The Investment Builder Program is voluntary and may be terminated at any time by Nvest Services Company upon notice to existing plan participants or at any time by the investor by written notice to Nvest Services Company, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

RETIREMENT PLANS OFFERING TAX BENEFITS

      The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

      The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in the Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, and $100 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from Nvest Funds Distributor, L.P.

      An investor should consult a competent tax or other adviser as to the suitability of the Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

      An investor owning the Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or Nvest Funds Distributor, L.P.

      A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

      In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of the Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

      All shares under the Plan must be held in an open (uncertified) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

      Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and Nvest Funds Distributor, L.P. make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

      It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Fund and Nvest Funds Distributor, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.

      Because of statutory restrictions, this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

EXCHANGE PRIVILEGE

      A shareholder may exchange the shares of the Fund for shares of the same class of any other Nvest Fund (subject to the investor eligibility requirements, if any, of the Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Nvest Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of the Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or Class C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Class B shares of a Nvest Fund. In addition, you may also exchange Class A shares of the Money Market Funds that have not previously paid a sales charge to Class B or Class C shares of any Nvest Fund. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or Nvest Services Company at 800-225-5478 or (2) a written exchange request to Nvest Services Company, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Nvest Fund before an exchange for that Fund can be effected. For federal income tax purposes, an exchange is treated as a sale of shares, and, therefore, would be considered a taxable event on which you may realize a gain or a loss.

      Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.

      The investment objectives of the Nvest Funds and the Money Market Funds are as follows:

STOCK FUNDS:

      NVEST GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

      NVEST CAPITAL GROWTH FUND seeks long-term growth of capital.

      NVEST VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

      NVEST BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

      NVEST GROWTH AND INCOME FUND seeks opportunities for long-term growth of capital and income.

      NVEST INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

      NVEST STAR ADVISERS FUND seeks long-term growth of capital.

      NVEST STAR WORLDWIDE FUND seeks long-term growth of capital.

      NVEST STAR SMALL CAP FUND seeks capital appreciation.

      NVEST EQUITY INCOME FUND seeks current income and capital growth.

      NVEST BULLSEYE FUND seeks long-term growth of capital.

BOND FUNDS:

      NVEST GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

      NVEST LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

      NVEST SHORT TERM CORPORATE INCOME FUND seeks a high level of current income consistent with preservation of capital.

      NVEST STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

      NVEST BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk.

      NVEST HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

      NVEST MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

      NVEST MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as the Fund's subadviser believes is consistent with preservation of capital.

      NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

MONEY MARKET FUNDS:

      NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES seeks maximum current income consistent with preservation of capital and liquidity.

      NVEST TAX EXEMPT MONEY MARKET TRUST - seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.

KOBRICK FUNDS

      KOBRICK CAPITAL FUND seeks maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations.

      KOBRICK EMERGING GROWTH FUND seeks to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations

      KOBRICK GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Adviser believes have better than average long-term potential.

      As of December 31, 1999 the net assets of the Nvest Funds totaled over $8 billion.

AUTOMATIC EXCHANGE PLAN (CLASS A, B AND C SHARES)

      As described in the Prospectus in the "Additional Investor Services" section, a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other Nvest Funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until Nvest Funds Distributor, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or over. The Service Options Form is available from Nvest Funds Distributor, L.P. or your financial representative to establish an Automatic Exchange Plan.

SELF-SERVICING YOUR ACCOUNT WITH NVEST FUNDS PERSONAL ACCESS LINE(R) AND WEB
SITE

      Nvest Funds shareholders may access account information, including share balances and recent account activity online by visiting our Web site at www.nvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges and shareholders are automatically eligible for these features. Nvest Funds has taken measures to ensure security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our web site at www.nvestfunds.com.

      Investor activity through these mediums are subject to the terms and conditions outlined in the following NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT. This agreement is also posted on our Web site. The initiation of any activity through the Nvest Funds Personal Access Line(R) or Web site at www.nvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT
NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

      The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

      The on-line acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

      NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

      You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

      TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

      THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NVEST FUNDS PERSONAL ACCESS LINE(R).

      You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

      You agree that Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

      Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

      The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

   You agree to immediately notify Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.
2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.
3. You transmit a transaction for which you do not receive a confirmation number.
4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.
5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

   Any costs incurred in connection with the use of the Nvest Funds Personal Access Line(R) or the Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.

   Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NVEST FUNDS OF YOUR DESIRE TO DO SO.

   Written notifications to Nvest Funds should be sent to:

   Nvest Funds
   P O Box 8551
   Boston, MA  02266-8551

   Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

      The procedures for redemption of shares of the Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B, and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

      To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the 1934 Act, as amended. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

      If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

      In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

      The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

      The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

      The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

      The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

      A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

      The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. If portfolio securities are distributed in lieu of cash, the shareholder may incur fees upon subsequent disposition of any such securities. Securities distributed by the Fund in kind will be selected by the adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. The Fund does not currently intend to impose any redemption charge (other than the CDSC imposed by the Fund's distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

      The Fund may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by the Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY)

      The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

      Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Fund should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

      CALCULATIONS OF YIELD. The Fund may advertise the yield of its Class A, Class B and Class C shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for the Fund. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

      Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

      CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The Fund may show each class's average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for the Fund.

PERFORMANCE COMPARISONS

      YIELD AND TOTAL RETURN. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. The Fund may from time to time include its yield and total return in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. or Lipper, Inc., as having similar investment objectives or styles.

      Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

      The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

      The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

      The Standard & Poor's SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

      The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. This index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

      The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

      The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc.
("Moody's").

      The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 39,800 bonds.

      The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

      The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

      The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

      The Fund may cite its ratings, recognition, or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. The Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper, Inc. ("Lipper").

      Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. The Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.The Russell 3000 Index is a market capitalization-weighted index, which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ Stock Market. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

      The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

      The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

      The Value Line Index is an unmanaged and unweighted average of more than 1,000 stocks.

      Articles and releases, developed by the Fund and other parties, about the Fund regarding performance, rankings, statistics and analyses of the individual Fund's and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper, Inc. and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Fund's advertising and promotional literature. Such advertising and promotional material may refer to Nvest Companies, its structure, goals and objectives and the advisory subsidiaries of Nvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage its investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding Nvest Companies, its advisory subsidiaries and their personnel. For additional information about the Fund's advertising and promotional literature, see Appendix C.

      The Fund may use the accumulation charts below in its advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        INVESTMENTS AT 8% RATE OF RETURN

              5 YEARS     10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS
           ---------------------------------------------------------------------
$50           $ 3,698      $ 9,208   $ 17,417   $ 29,647   $ 47,868    $ 75,015
75              5,548       13,812     26,126     44,471     71,802     112,522
100             7,396       18,417     34,835     59,295     95,737     150,029
150            11,095       27,625     52,252     88,942    143,605     225,044
200            14,793       36,833     69,669    118,589    191,473     300,059
500            36,983       92,083    174,173    296,474    478,683     750,148

                       INVESTMENTS AT 10% RATE OF RETURN

              5 YEARS     10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS
           ---------------------------------------------------------------------
$50           $ 3,904     $ 10,328   $ 20,896   $ 38,285   $ 66,895  $  113,966
$75             5,856       15,491     31,344   $ 57,427    100,342     170,949
$100            7,808       20,655     41,792   $ 76,570    133,789     227,933
$150           11,712       30,983     62,689    114,855    200,684     341,899
$200           15,616       41,310     83,585    153,139    267,578     455,865
$500           39,041      103,276    208,962    382,848    668,945   1,139,663

      The Fund's advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the Nvest Funds. The Fund's advertising and sales literature may include historical and current performance and total returns of investment alternatives to the Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trust and Nvest Funds Distributor, L.P., as distributor and transfer agent of the Fund, with respect to investing in shares of the Fund and customer service. Such materials may discuss the multiple classes of shares available through the Trust and their features and benefits, including the details of the pricing structure.

      Nvest Funds Distributor, L.P. will make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and rates including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and Nvest Funds Distributor, L.P.'s selection including, but not limited to, the scores and categories in which Nvest Funds Distributor, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom Nvest Funds Distributor, L.P. competed for the award, honor or citation.

      Nvest Funds Distributor, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of Nvest Funds Distributor, L.P.

      Advertising and sales literature may also refer to the beta coefficient of the Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the Nvest Funds may be compared to the beta coefficients of other funds.

      The Fund may enter into arrangements with banks exempted from broker-dealer registration under the 1934 Act. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the Nvest Funds and Nvest Funds Distributor, L.P. as well as the services provided by the bank relative to the Fund. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

      In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Fund's prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUND
--------------------------------------------------------------------------------

      The performance information below shows the Portfolio's aggregate and average annual total returns for the one-year, five-year and since-inception periods as of December 31, 1999, as applicable. The Portfolio's total returns are adjusted to reflect the Fund's expenses for Class A, B and C shares.

                      PERFORMANCE RESULTS - PERCENT CHANGE
                         For the Periods ended 12/31/99

SELECT FUND
                       AVERAGE ANNUAL TOTAL RETURN         AGGREGATE TOTAL
                                                               RETURN
                          1 YEAR        SINCE           1 YEAR        SINCE
                                     INCEPTION*                     INCEPTION*
CLASS A SHARES: AS A
  % OF:
Net Asset Value           14.14%        30.72%           14.14%      133.45%
Maximum Offering Price     7.58%        28.30%            7.58%      120.02%

CLASS B SHARES: AS A
  % OF:
Net Asset Value           13.39%        29.94%           13.39%      129.05%
Maximum Offering Price     8.39%        29.40%            8.39%      126.05%

CLASS C SHARES: AS A
  % OF:
Net Asset Value           13.39%        29.94%           13.39%      129.05%
Maximum Offering Price    12.39%        29.94%           12.39%      129.05%

* Calculated from November 1, 1996.

--------------------------------------------------------------------------------
                INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

      As described in the Prospectus, it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and net short-term capital gains and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

      Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of business on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Nvest Funds Distributor, L.P. In order for a change to be in effect for any dividend or distribution, it must be received by Nvest Funds Distributor, L.P. on or before the record date for such dividend or distribution. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

      As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items, including receivables, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, the Fund generally will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

      If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. If the Portfolio derives dividends from domestic corporations, a portion of the dividends paid by the Fund that invests in the Portfolio may qualify for the deduction for dividends received by corporations. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      If the Fund were to choose to invest in more than one Portfolio, the Fund would not be able to offset gains realized by one Portfolio in which such Fund invests against losses realized by another Portfolio in which such Fund invests. The Fund's use of a fund of funds structure could therefore adversely affect the amount, timing and character of distributions to shareholders.

      Income received by the Portfolio from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an underlying Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and may elect to "pass-through" to its shareholders, including the Fund, the amount of foreign income and similar taxes paid by the Portfolio. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign income and similar taxes paid by the Portfolio, and would be entitled either to deduct its pro rata share of foreign income and similar taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. The Fund would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Portfolio.

      The Portfolio's transactions, if any, in foreign currencies are likely to result in a difference between the Portfolio's book income and taxable income. This difference may cause a portion of the Portfolio's income distributions to constitute a return of capital gain for tax purposes or require the Portfolio to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

      The Fund may receive exempt-interest dividends from its investment in the Portfolio. The Fund is not, however, eligible to "pass-through" to its shareholders such tax-exempt income since it holds share only of the Portfolio.

      Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (20% for noncorporate shareholders), provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Fund shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires shares of the same or another Fund or fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of shares. The term "reinvestment right" means any right to acquire stock of one or more funds (including the Fund) without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

      The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

      The Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Code. In any year in which the Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Portfolio generally will not pay any federal income or excise tax, and the corresponding Fund will qualify as a regulated investment company.

      Distributions of the Portfolio's ordinary income and net short-term capital gains are treated as ordinary income by the Fund that invests in the Portfolio. Properly designated distributions of the Portfolio's net long-term capital gains are treated as long-term capital gain by the Fund that invests in the Portfolio, regardless of how long the Fund held the Portfolio's shares.

      Depending on the Fund's percentage ownership in the Portfolio both before and after a redemption, the Fund's redemption of shares of such Portfolio may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Portfolio, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Portfolio directly.

--------------------------------------------------------------------------------
                    MISCELLANEOUS INVESTMENT PRACTICES OF THE PORTFOLIO
--------------------------------------------------------------------------------

      The following information relates to certain investment practices in which Harris Associates may engage, whether as a primary or secondary strategy for the
Portfolio:

SECURITIES OF NON-U.S. ISSUERS. The Portfolio each may invest a minor portion of its assets (up to 25%) in securities of non-U.S. issuers.

      International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Portfolio may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

      With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, the Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

      You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

      Although the Portfolio tries to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of those securities or, if the Portfolio has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

      Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

      The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Portfolio believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Portfolio's identification of such condition until the date of the SEC action, that Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Portfolio's board of trustees.

      Income from securities held by the Portfolio could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Portfolio invests. Net asset value of the Portfolio may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Portfolio assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker/dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, the Portfolio may aggregate such positions as to the currency hedged.

      If the Portfolio enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Portfolio, having a value at least as great as the amount of the excess, if any, of the Portfolio's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Portfolio and held by the Portfolio's custodian and marked to market daily, while the contract is outstanding.

      At the maturity of a forward contract to deliver a particular currency, the Portfolio may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

      It is impossible to forecast precisely the market value of the Portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for the Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Portfolio is obligated to deliver.

      If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

      This change is likely to impact significantly the European capital markets in which the Portfolio may invest its assets. The change to the new euro currency could have adverse effects on the Portfolio's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Portfolio's operations. Harris Associatesis working with the providers of services to the Portfolio in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Portfolio due to the euro conversion; there can be no assurance, however, that the steps taken by Harris Associateswill be sufficient to avoid any adverse impact on the Portfolio.

DEBT SECURITIES. The Portfolio may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds")and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Portfolio or the portion of the Portfolio's assets that may be invested in debt securities in a particular ratings category, except that the Portfolio will not invest more than 25% of its total assets in such securities.

      Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

      Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

      A description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Harris Associates deems it advisable for investment reasons. The Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivered basis.

      At the time the Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Portfolio, may increase net asset value fluctuation.

      The Portfolio may also enter into a contract with a third party that provides for the sale of securities held by the Portfolio at a set price, with a contingent right for the Portfolio to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Portfolio will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Portfolio's rights under such an arrangement will not be secured and the Portfolio may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Portfolio's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

ILLIQUID SECURITIES. The Portfolio may not invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Portfolio's assets.

      If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

      Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where the Portfolio holds restricted securities and registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees.

      Notwithstanding the above, the Portfolio may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Harris Associates, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Harris Associates will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Harris Associatescould consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SHORT SALES. The Portfolio may sell securities short, on a limited basis, that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker/dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Portfolio's short positions remain open. The Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for, or anticipated to be convertible into or exchangeable for, securities of the same issue as, and equal in amount to, the securities sold short with no restriction other than the payment of additional consideration.

      In a short sale, the Portfolio does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Portfolio borrows the securities sold short from a broker/dealer through which the short sale is executed, and the broker/dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. Such broker/dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to such broker/dealer the securities sold short. In addition, the Portfolio is required to pay to the broker/dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker/dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Portfolio's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Portfolio is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the Portfolio receives the proceeds of the sale. The Portfolio may close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Portfolio is able to enter into short sales. There is no limitation on the amount of the Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Portfolio currently does not expects that more than 20% of its total assets would be involved in short sales.

PRIVATE PLACEMENTS. The Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not purchase such a security if more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities.

LENDING OF PORTFOLIO SECURITIES. The Portfolio except Oakmark Fund may lend its portfolio securities to broker/dealers and banks to the extent indicated in restriction 7 under the section entitled "Investment Restrictions of the Harris Associate Portfolio." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Portfolio seeks to enforce its rights thereto and the Portfolio could experience subnormal levels of income and lack of access to income during this period.

OTHER INVESTMENT COMPANIES. Certain markets are closed in whole or in part to direct equity investments by foreigners. The Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies.

      The Portfolio generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

      Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of Harris Associates, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own management fees and other expenses.

OPTIONS. The Portfolio may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

      It is expected that the Portfolio will not purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of the Portfolio's net assets.

      The Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option, the option is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Portfolio) upon conversion or exchange of other securities held in its portfolio.

      If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

      If the Portfolio closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded, or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      There are several risks associates with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Portfolio was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by the Portfolio, that Portfolio would not able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES. The Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris Associates may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Portfolio will employ defensive strategies.

      In addition, pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs, the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA--This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and Affiliates                         Fortune
Adam Smith's Money World                   Fox Network and Affiliates
America On Line                            Fund Action
Anchorage Daily News                       Fund Decoder
Atlanta Constitution                       Global Finance
Atlanta Journal                            (the) Guarantor
Arizona Republic                           Hartford Courant
Austin American Statesman                  Houston Chronicle
Baltimore Sun                              INC
Bank Investment Marketing                  Indianapolis Star
Barron's                                   Individual Investor
Bergen County Record (NJ)                  Institutional Investor
Bloomberg Business News                    International Herald Tribune
Bnai Brith Jewish Monthly                  Internet
Bond Buyer                                 Investment Advisor
Boston Business Journal                    Investment Company Institute
Boston Globe                               Investment Dealers Digest
Boston Herald                              Investment Profiles
Broker World                               Investment Vision
Business Radio Network                     Investor's Daily
Business Week                              IRA Reporter
CBS and affiliates                         Journal of Commerce
CFO                                        Kansas City Star
Changing Times                             KCMO (Kansas City)
Chicago Sun Times                          KOA-AM (Denver)
Chicago Tribune                            LA Times
Christian Science Monitor                  Leckey, Andrew (syndicated column)
Christian Science Monitor News Service     Lears
Cincinnati Enquirer                        Life Association News
Cincinnati Post                            Lifetime Channel
CNBC                                       Miami Herald
CNN                                        Milwaukee Sentinel
Columbus Dispatch                          Money
CompuServe                                 Money Maker
Dallas Morning News                        Money Management Letter
Dallas Times-Herald                        Morningstar
Denver Post                                Mutual Fund Market News
Des Moines Register                        Mutual Funds Magazine
Detroit Free Press                         National Public Radio
Donoghues Money Fund Report                National Underwriter
Dorfman, Dan (syndicated column)           NBC and affiliates
Dow Jones News Service                     New England Business
Economist                                  New England Cable News
FACS of the Week                           New Orleans Times-Picayune
Forbes                                     Palm Beach Post
Fort Worth Star-Telegram                   Pension World
Pensions and Investments                   Standard & Poor's Stock Guide
Personal Investor                          Stanger's Investment Advisorx
Philadelphia Inquirer                      Stockbrokers Register
Porter, Sylvia (syndicated column)         Strategic Insight
Portland Oregonian                         Tampa Tribune
Prodigy                                    Time
Public Broadcasting Service                Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)     Toledo Blade
Registered Representative                  UPI
Research Magazine                          US News and World Report
Resource                                   USA Today
Reuters                                    USA TV Network
Rocky Mountain News                        Value Line
Rukeyser's Business (syndicated column)    Wall St. Journal
Sacramento Bee                             Wall Street Letter
San Diego Tribune                          Wall Street Week
San Francisco Chronicle                    Washington Post
San Francisco Examiner                     WBZ
San Jose Mercury                           WBZ-TV
Seattle Post-Intelligencer                 WCVB-TV
Seattle Times                              WEEI
Securities Industry Management             WHDH
Smart Money                                Worcester Telegram
St. Louis Post Dispatch                    World Wide Web
St. Petersburg Times                       Worth Magazine
Standard & Poor's Outlook                  WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

      References may be included in Nvest Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for Nvest Funds also including, but not limited to: Back Bay Advisors, L.P. ("Back Bay Advisors") Harris Associates L.P., Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Capital Growth Management Limited Partnership ("CGM") and Westpeak Investment Advisors, L.P. ("Westpeak"). Reference also may be made to the Fund of its fund groups, namely, the Oakmark Funds.

      References may be included in Nvest Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited to, Nvest Corporation, AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds Group and Jurika & Voyles and their fund group.

      References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of Nvest Funds and their respective fund groups may be contained in Nvest Funds' advertising and promotional literature including, but not limited to, Janus Capital Corporation ("Janus Capital"), Montgomery Asset Management, L.P. ("Montgomery") and Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens").

      Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S., world economies, the economics of specific nations and their impact on the Nvest Funds

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o  The corporate histories, founding dates and names of founders of the entities

o  Awards, honors and recognition given to the firms

o  The names of those with ownership interest and the percentage of ownership

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o The specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments

o  Current and historical statistics about:

   o total dollar amount of assets managed

   o Nvest Funds' assets managed in total and by Fund

   o the growth of assets

   o asset types managed

         o numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

         o the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser.

o The general and specific strategies applied by the advisers in the management of Nvest Funds portfolios including, but not limited to:

   o the pursuit of growth, value, income oriented, risk management or other strategies

   o the manner and degree to which the strategy is pursued

   o whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes

   o the types and characteristics of investments sought and specific portfolio holdings

   o the actual or potential impact and result from strategy implementation

   o through its own areas of expertise and operations, the value added by subadvisers to the management process

   o the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500

   o the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Nvest Funds, and those families of funds, other than Nvest Funds. Specific references may include actual performance of the underlying Portfolio in addition to adjusted performance of the Nvest Fund. Any such references will indicate that Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Fund and other funds managed by the Funds' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper, Inc., Forbes and Worth.

      In addition, communications and materials developed by Nvest Funds will make reference to the following information about Nvest Companies and its affiliates:

      Nvest Companies is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the NYSE. Nvest Companies has 14 principal subsidiary or affiliated asset management firms, which collectively had more than $127 billion of assets under management as of September 30, 1999. In addition, promotional materials may include:

o Specific and general references to Nvest Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

      o that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers

      o other fund companies are limited to a "one size fits all" approach but Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

      o in this and other contexts reference may be made to Nvest Funds tagline Where The Best Minds Meet(R) and that Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as Where The Best Minds Meet(R).

      Financial Adviser Services ("FAS"), a division of Nvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies-affiliated fund groups including: the Nvest Funds, the Loomis Sayles Funds, the Oakmark Funds and the Reich & Tang Funds.

      FAS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 800 number, Web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper, Inc.; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

      References may be included in Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom Nvest Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

     o past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

     o information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs o current and prospective ERISA regulation and requirements.

   o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

     o  increased employee retention

     o  reinforcement or creation of morale

     o  deductibility of contributions for participants

     o  deductibility of expenses for employers

     o  tax deferred growth, including illustrations and charts

     o  loan features and exchanges among accounts

     o educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, Nvest Funds and investing in its 401(k) and retirement plans, including, but not limited to:

     o the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

     o  broad choice of investment options and competitive fees

     o  plan sponsor and participant statements and notices

     o  the plan prototype, summary descriptions and board resolutions

     o  plan design and customized proposals

     o  Trusteeship, record keeping and administration

     o the services of State Street Bank, including, but not limited to, trustee services and tax reporting

     o the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements

     o the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   o  access to expertise on investments

   o assistance in interpreting past, present and future market trends and economic events

   o providing information to clients including participants during enrollment and on an ongoing basis after participation

   o promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

      Nvest Funds advertising and sales literature will include but it is not limited to, discussions of the following information regarding Access Shares. They are:

      o an innovative new fund structure that was created specifically for investors who seek advice through financial representatives.

      o offered in recognition of the demand for high quality investment choices and sound financial advice. Investors who seek advice through financial representatives may purchase the funds of prominent money managers and pursue the benefits of:

> access to some of the top investment managers in the business who are among Nvest Funds Best Minds.
> advantages of advice and sound strategies offered through/by their financial representative.
>  proven track record of the underlying fund.

      o sold by commission-based financial intermediaries and representatives. With public focus on advice and assistance through financial representatives and consultants, investors are offered a commission-based alternative to wrap and other advisory arrangements.

      o provide financial intermediaries the ability to tap into existing no-load funds with strong performance records and rankings by recognized ratings services such as, but not limited to, Morningstar and Lipper

      o intended to bridge the gap between load and no-load funds by providing access to existing no-load funds on a load basis, including but not limited to, - targeting investors who seek advice through financial intermediaries - focusing on pursuing long-term strategies with the help of an investment adviser.

      o intended to level the playing field between fee-based financial advisor arrangements and the sale of front-end and back-end (contingent deferred sales charge) shares. e.g., a purchase of Class C Access shares with an annual 100 basis point 12b-1 fee may compare favorably on an annual basis with fee-based financial advisor advisory charges.

      o intended to increase and diversify the pool of potential investors available to the underlying mutual fund with the potential to reduce the underlying fund's expense ratio attributable to fixed costs.

      In addition, statistics and other information regarding consumer's demand, desire and interest in investment and financial advice may be referenced and incorporated including, but not limited to, information from the Forum for Investment Advice, the Investment Company Institute, International Association of Financial Planners, the International Board of Certified Financial Planners and other financial services organizations.

      Comparisons and distinctions may be made between the structure and other aspects of Master Feeder Funds, which are an underlying master fund or trust to one or more feeder funds; Clone Funds, which replicate the investment policies and management of an existing fund; Fund of Funds, which involve layered fees, expenses and multiple underlying funds, and Access Shares, which are invested in one underlying fund, including but not limited to:

[]  the differences in expenses and costs

[]  methods of operations

[] benefits and rewards to investors, including but not limited to, the expense structure arrangements, the ability to access established funds and the merits relative to fee-based, wrap and other advisory programs

[]  comparisons of the costs of advisory and wrap-fee arrangements

      Comparisons and distinctions also may be made to funds in the same asset categories and details and explanations may be provided regarding how the funds fit into Nvest Funds overall product line, including but not limited to: product overlap, style, diversification, risk/reward potential and funds strategies, objectives and goals.

NVEST FUNDS(SM)
Where The Best Minds Meet(R)

                          Nvest Funds Access Shares(SM)

                             Nvest Core Equity Fund
                            Nvest Stock and Bond Fund
                           Nvest Small Cap Value Fund
                           Nvest Small Cap Growth Fund
                          Nvest Total Return Bond Fund

                       Statement of Additional Information
                                February 1, 2000

This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated February 1, 2000 for Class A, Class B or Class C shares, (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Nvest Funds Distributor, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Nvest Funds at 800-225-5478 or by placing an order online at www.nvestfunds.com.

                                Table of Contents

The Funds.................................................................2
Management of the Trust ..................................................8
Portfolio Transactions and Brokerage.....................................15
Description of the Trust and Ownership of Shares.........................18
How To Buy Shares........................................................20
Net Asset Value and Public Offering Price................................20
Reduced Sales Charges....................................................21
Shareholder Services.....................................................23
Redemptions..............................................................28
Standard Performance Measures............................................30
Investment Performance of the Funds .....................................34
Income Dividends, Capital Gain Distributions and Tax Status..............36
Miscellaneous Investment Practices of the Portfolios.....................39
Appendix A - Description of Bond Ratings................................A-1
Appendix B - Publications That May Contain Fund Information.............B-1
Appendix C - Advertising and Promotional Literature.....................C-1
Appendix D - Average Monthly Portfolio Composition Table ...............D-1

--------------------------------------------------------------------------------
                                    THE FUNDS
--------------------------------------------------------------------------------

      Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund are diversified series of Nvest Funds Trust III, a registered open-end management investment company (the "Trust"). The Trust is a Massachusetts business trust and was established on August 22, 1995.


General Investment Objectives and Policies


      To achieve their respective investment objectives, each Fund invests all or substantially all of its assets in shares of a single underlying mutual fund offered by either Harris Associates L.P. ("Harris Associates") or Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Each such underlying mutual fund is refered to individually in the Prospectus and in this Statement as a "Portfolio" and collectively as the "Portfolios." Harris Associates is the investment adviser to The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund, and is an affiliated investment management subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Loomis Sayles is the investment adviser to the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund and is also an affiliated investment management subsidiary of Nvest Companies. Achievement of each Fund's objective as set forth below cannot be assured.

The investment objectives of the five Funds are as follows:

Nvest Core Equity Fund (the "Core Equity Fund") seeks long-term capital appreciation. The Core Equity Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Fund.

Nvest Stock and Bond Fund (the "Stock and Bond Fund") seeks high current income and preservation and growth of capital. The Stock and Bond Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Equity and Income Fund.

Nvest Small Cap Value Fund (the "Small Cap Value Fund") seeks long-term capital appreciation. The Small Cap Value Fund pursues this goal by investing all or substantially all of its assets in Class I shares of The Oakmark Small Cap Fund.

Nvest Small Cap Growth Fund (the "Small Cap Growth Fund") seeks long-term capital growth from investments in common stock or their equivalent. The Small Cap Growth Fund pursues this goal by investing all or substantially all of its assets in the Institutional Class shares of Loomis Sayles Small Cap Growth Fund.

Nvest Total Return Bond Fund (the "Total Return Bond Fund") seeks high total investment return through a combination of current income and capital appreciation. The Total Return Bond Fund pursues this goal by investing all or substantially all of its assets in the Institutional Class shares of Loomis Sayles Bond Fund.

Investment Strategies and Risks

      The investment strategies and risks associated with each Fund generally are the same as those of its Portfolio and depend on the nature of the Portfolio's investments strategies and risks. The Prospectus sets forth the principal investment strategies employed by Harris Associates or Loomis Sayles attempting to achieve the goals of the Portfolios each manages. The following paragraphs describe those strategies used by Harris Associates and Loomis Sayles that are not considered principal investment strategies for the specified Portfolios. The Portfolios' risks are determined by the nature of the securities held and the management activities used by their respective advisers. A more detailed description of these strategies and the related risks is included under the section entitled "Miscellaneous Investment Practices of the Portfolios" later in this Statement of Additional Information.

The Oakmark Fund, The Oakmark Stock and Bond Fund and The Oakmark Small Cap Fund

      Along with engaging in its principal strategies described in the Prospectus, the Portfolios may invest securities of non-U.S. issuers, including emerging market securities and may engage in currency exchange transactions. Each Portfolio may invest in debt securities, including lower-rated securities and may purchase securities on a when-issued or delayed-delivery basis. Each Portfolio may invest to a certain percentage in illiquid securities. The Portfolios may sell securities short on a limited basis and may acquire securities in private placements. Each Portfolio, except the Oakmark Fund, may lend its portfolio securities subject to certain investment restrictions. A Portfolio may invest in shares of other investment companies and may purchase and sell both call options and put options on securities. Finally, the Portfolios may employ temporary strategies to respond to certain situations such as changes in market and economic conditions.

Loomis Sayles Small Cap Growth Fund and Loomis Sayles Bond Fund

      Along with engaging in the principal strategies described in the Prospectus, the Portfolios may invest in various types of U.S. Government securities and zero coupon bonds. The Portfolios may enter into repurchase agreements, and may purchase real estate investment trusts and Rule 144A securities. A Portfolio may purchase securities on a when-issued basis and engage in foreign currency transactions, forward contracts and options and futures transactions. A Portfolio may invest in companies with small capitalizations and may purchase securities in private placements.


Note on Shareholder Approval


      Approval by the shareholders of each Fund or Portfolio requires approval by the holders of a majority of the outstanding shares of the Fund or Portfolio. As used in this Statement (and as defined in the 1940 Act), the term "majority of the outstanding shares" of the Fund or Portfolio means the lesser of (i) 67% of the shares of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented or
(ii) more than 50% of the outstanding shares of the Fund or Portfolio.


Investment Restrictions of the Funds

      The investment restrictions set forth below are fundamental policies of each Fund and, accordingly, without the approval of the holders of a majority of the outstanding shares of the relevant Fund, each Fund will not:

1. With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to Government Securities (as defined in the 1940 Act) ("U.S. Government Securities"). This restriction does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer. This restriction this does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

3. Invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. This restriction does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;


5. Borrow money except for temporary or emergency purposes; provided, however, that each Fund may loan its securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;


6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities;

7. Act as an underwriter of securities of other issuers except that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities law;

8. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

9. Purchase or sell commodities, except that each Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

10. Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

      The percentages and percentage limitations set forth above in the Statement, other than with respect to restriction (5) pertaining to borrowing, will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restrictions (4) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (the "SEC"). Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

      In addition, it is contrary to each Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are illiquid securities and therefore subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Fund's adviser has determined to be liquid under procedures approved by the Funds' Board of Trustees.


Investment Restrictions of the Harris Associates Portfolio (The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund)

      In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of each Portfolio advised by Harris Associates (The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund):


Each Portfolio advised by Harris Associates will not:


1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing [the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio's total assets];

5.    Issue any senior security except in connection with permitted borrowings;

6. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that act with respect to such resale;

7. Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [with respect to Oakmark Equity and Income Fund and Oakmark Small Cap Fund only] lending its portfolio securities [The Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or
      (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

12. Invest in companies for the purpose of management or the exercise of control;

13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

14. Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction;

15. [with respect to Oakmark Fund and Small Cap Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts) [with respect to Equity and Income Fund only] Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

16. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at

----------------------

(1) A repurchase agreement involves a sale of securities to a Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. No Portfolio may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

(2) In addition to this investment restriction, the 1940 Act provides that a Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Portfolios has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

      least an equal amount of such securities with no restriction other than the payment of additional consideration;

17. Purchase or write a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money);

18. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

      The first 10 restrictions listed above, except the bracketed portions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is defined in the 1940 Act (the "1940 Act") as the lesser of (i) 67% of the shares of the Portfolio present at a meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. Those restrictions not designated as "fundamental," and a Portfolio's investment objective, may be changed by the board of trustees without shareholder approval. A Portfolio's investment objective will not be changed without at least 30 days' notice to shareholders.

      Notwithstanding the foregoing investment restrictions, a Portfolio may purchase securities pursuant to the exercise of subscription rights provided that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment Restrictions of the Loomis Sayles Portfolios (The Loomis Sayles Small Cap Growth Fund and The Loomis Sayles Bond Fund)


      In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of each Portfolio advised by Loomis Sayles (the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund), and those marked with an asterisk are fundamental policies of each Portfolio and therefore cannot be changed without approval of the holders of a majority of the outstanding shares of the relevant Portfolio:

Each Portfolio advised by Loomis Sayles will not:


1.    Invest in companies for the purpose of exercising control or management.

*2. Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*3. Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Portfolio from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*4. Make loans, except that the Loomis Sayles Small Cap Growth Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Portfolio may invest consistent with its investment policies is considered the making of a loan.)

5. With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Portfolio's assets (taken at current value) would then be invested in securities of a single issuer.

6. With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

7. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Portfolio may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For the purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*8. Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Portfolio's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*9. Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

10. Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

11. Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

12. Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Portfolio's net assets (based on current value) would then be invested in such securities.

13. Write or purchase puts, calls, or combinations of both, except that each Portfolio may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*14. Issue senior securities. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

15. The Portfolios have other non-fundamental investment parameters, as listed below.

o Loomis Sayles Bond Fund. The Portfolio normally will invest at least 65% of its assets in fixed income securities.

o Loomis Sayles Small Cap Growth Fund. The Portfolio normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

      Each Portfolio intends, based on the views of the staff of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

      The investment policies of each Portfolio advised by Loomis Sayles set forth in its Prospectus and in its Statement of Additional Information may be changed by the Portfolio's Board of Trustees without shareholder approval except that the investment objective of each Portfolio as set forth in its Prospectus and any Portfolio policy explicitly identified above as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Portfolio. Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth above and in each Portfolio's Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


      The Funds are governed by a Board of Trustees which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees

      Trustees of the Trust and their ages (in parentheses), addresses and principal occupations during the past five years are listed below. Those marked with an asterisk (*) are deemed an "interested person" of the Trust, as defined in the 1940 Act.


Graham T. Allison, Jr. - Trustee (59); 79 John F. Kennedy Street, Cambridge,
      Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trust; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

Daniel M. Cain - Trustee (54); 452 Fifth Avenue, New York, New York 10018;
      Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trust; President and CEO, Cain Brothers & Company, Incorporated (investment banking), Trustee, Universal Health Realty Income Trust
      (NYSE); Norman Rockwell Museum; Sharon Health Corporation and National Committee for Quality Healthcare (all not-for-profit organizations).

Kenneth J. Cowan - Trustee (67); One Beach Drive, S.E. #2103, St. Petersburg,
      Florida 33701; Member of the Contract Review and Governance Committee for the Trust; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

Richard Darman - Trustee (56); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
      20004; Member of the Contract Review and Governance Committee for the Trust; Partner, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Genesis Cable (cable communications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); Director, Sequana Therapeutics (biotechnology); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Managing Director, Shearson Lehman Brothers (investments).

Sandra O. Moose - Trustee (57); Exchange Place, Boston, MA 02109; Member of the
      Audit and Transfer Agent and Shareholder Services Committee for the Trust; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals).

John A. Shane - Trustee (66); 200 Unicorn Park Drive, Woburn, Massachusetts
      01801; Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trust; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publisher of medical magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, United Asset Management Corporation (holding company for institutional money management firms).

*Peter S. Voss - Chairman of the Board, Chief Executive Officer and Trustee
      (53); President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director,

      President and Chief Executive Officer, Nvest Corporation; Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Financial.

Pendleton P. White - Trustee (68); 6 Breckenridge Lane, Savannah, Georgia 31411;
      Member of the Contract Review and Governance Committee for the Trust; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

      The Contract Review and Governance Committee of the Nvest Funds is comprised solely of disinterested Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds.

      The Audit and Transfer Agent and Shareholders Services Committee of the Nvest Funds is comprised solely of disinterested trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees identified in the audits. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Internal Revenue Service ("IRS") regulations as well as operational issues relating to the transfer agent.


Officers

      Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are as follows:


Neal G. Litvack - President (44) - President and Chief Executive Officer, NEF
      Corporation and New England Funds Management, L.P.(since November 1999); Director, Harris Associates, Inc.; Manager, Kobrick Funds, LLC since July 1999; Executive Vice President, Retail Marketing, Nvest Companies, L.P. (since February 1997); Executive Vice President, Retail Marketing, Fidelity Investments (up to 1997).

Thomas Cunningham - Treasurer (54); Senior Vice President, Nvest Services
      Company; Senior Vice President, Nvest Management; formerly Vice President, Allmerica Financial Life Insurance and Annuity Company; formerly Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

John E. Pelletier - Secretary and Clerk (35); Senior Vice President, General
      Counsel, Secretary and Clerk, NEF Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Funds Distributor, L.P.; Senior Vice President and General Counsel, Secretary and Clerk, Nvest Management; Executive Vice President and General Counsel, Nvest Services Company; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Counsel, The Boston Company Advisors, Inc.; formerly, Associate, Ropes & Gray (law firm).

      Previous positions during the past five years with New England Financial or Metropolitan Life Insurance Company ("MetLife"), Nvest Funds Distributor, L.P. or Nvest Management are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trust's trustees is also a trustee of certain other investment companies for which Nvest Funds Distributor, L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trust is 399 Boylston Street, Boston, Massachusetts 02116.


Trustee Fees

      The Trust pays no compensation to its officers or to its trustees who are interested persons thereof.


      Each trustee who is not an interested person of the Trust or an interested person of Nvest Funds Trust I or Nvest Funds Trust II (collectively the "Trusts") receives, in the aggregate for serving on the boards of the Trusts and Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (all five trusts collectively, the "Nvest Funds Trusts"), comprising as of December 31, 1999 a total of 22 active mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

      During the fiscal year ended September 30, 1999, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other Nvest Funds
Trusts:

                                                   Pension or
                                                   ----------
                             Aggregate         Retirement Benefits   Estimated Annual    Total Compensation from
                             ---------         -------------------   ----------------    -----------------------
                         Compensation from     Accrued as Part of     Benefits Upon      the Nvest Fund Complex*
                         -----------------     ------------------     -------------      -----------------------
   Name of Trustee     Nvest Funds Trust III      Fund Expenses         Retirement           Paid To Trustees
   ---------------     ---------------------      -------------         ----------           ----------------

Graham T. Allison, Jr.        $11,959                   $0                  $0                   $60,000
Daniel M. Cain                $11,959                   $0                  $0                   $64,000
Kenneth J. Cowan              $11,959                   $0                  $0                   $64,000
Richard Darman                $11,959                   $0                  $0                   $60,000
Sandra O. Moose               $11,959                   $0                  $0                   $60,000
John A. Shane                 $11,959                   $0                  $0                   $60,000
Pendleton P. White            $11,959                   $0                  $0                   $60,000

* The Nvest Fund Complex consists of 22 active funds, including the funds of Nvest Funds Trust III.


      The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.


      As of February 1, 2000, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.

      As of February 1, 2000, there were no shares of any Fund outstanding.


Advisory Agreement


      Under each Fund's advisory agreement between the Trust and Nvest Funds Management, L.P. ("Nvest Management"), on behalf of the Fund, Nvest Management will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Nvest Management will invest all or substantially all of the assets of a Fund in a registered, open-end management investment company, in accordance with Section 12(d)(1)(E) under the 1940 Act. Nvest Management is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional investment research as is necessary to manage the Fund's assets in accordance with the investment objectives and policies.

      Each Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of outstanding voting securities of the relevant Fund and by a vote of the majority of the Trustees of the Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory agreement may be terminated without penalty by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days written notice, or by the Fund's advisor upon 90 days' written notice, and each terminates automatically in the event of its assignment. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Nvest Funds Distributor, L.P. to eliminate all reference to the words "Nvest" or the letters "Nvest Management" in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or the Fund's adviser.


      Each advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its service thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


      Nvest Management, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. NEF Corporation is also the sole general partner of Nvest Funds Distributor, L.P., (the "Distributor") and the sole shareholder of Nvest Services Company, the transfer and dividend disbursing agent of the Funds. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and Nvest Funds Distributor, L.P. Nvest Services Company, Inc. will also do business as Nvest Services Company, Nvest Services Co. and Nvest Funds Service Company.

      Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $127 billion of assets under management or administration as of September 30, 1999.


Special Servicing Agreement


      The Trust has received an order from the SEC (the "Order") pursuant to
Section 17(d) and Rule 17d-1 under the 1940 Act which permits a Fund to invest all or substantially all of its assets in a single underlying mutual fund (the Portfolios) pursuant to Section 12(d)(1)(E) of the 1940 Act. Pursuant to the Order each Fund has entered into a Special Servicing Agreement (the "Special Service Agreement") with an underlying fund (a Portfolio) wherein certain shareholder related expenses of the Fund will be borne by the underlying fund. Under the terms of the Special Service Agreement among each Fund, its corresponding Portfolio and Nvest Services Company, Inc., Nvest Services Company, Inc. will provide services pertaining to the operation of the Fund, including shareholder servicing and fund administration. Each Portfolio has agreed to pay Nvest Services Company, Inc. an annual fee equal to 0.12% of the assets that a Fund has invested in that Portfolio. However, the Portfolio will not be required to pay Nvest Services Company, Inc. any amount in excess of the financial benefits derived from the operation of that Fund. Currently, only the Portfolios advised by Harris Associates will participate in the Special Service Agreement.


      The cost-benefit analysis was initially reviewed by the Board of Trustees of each Portfolio before participating in any Special Service Agreement. For future years, there will be an annual review of the Special Service Agreement to determine its continued appropriateness for each Portfolio.

Administration Agreement


      Pursuant to an Administration Agreement entered into between Nvest Management and each Fund, a Fund will pay Nvest Management at the annual rate of 0.10% of the Fund's average daily net assets for the initial two-year term. At the expiration of this period, each Fund will pay Nvest Management the lesser of
(i) 0.25% of the Fund's average daily net assets, or (ii) the actual expenses incurred by Nvest Management in providing certain services to a Fund; provided however, that the minimum payment due to Nvest Management under the Administration Agreement will be no less than 0.10% of the Fund's average daily net assets. These expenses consist of the provision of necessary executive and other personnel for managing the affairs of a Fund. The Administration Agreement is effective for a period of two years and may only be amended by a majority vote of the non-interested Trustees of the Trust as that term is defined in the 1940 Act.

Service Agreement


      Pursuant to separate Service Agreements entered into between Harris Associates and Nvest Management and Loomis Sayles and Nvest Management, for providing administrative services to a Fund, Harris Associates or Loomis Sayles pays Nvest Management 0.25% annually of a Fund's average daily net assets less the fee paid by the Portfolio to Nvest Services Company, Inc. under the Special Servicing Agreement.


The Portfolio Advisers

      Loomis, Sayles and Company, L.P. was organized in 1926 and is one of the oldest and largest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. These clients include some accounts of New England Financial and Metlife and their affiliates. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Loomis Sayles.


      Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Detroit office of Loomis Sayles makes the investment decisions for the Nvest Value and Nvest Balanced Funds, and for the segments of the Nvest Star Advisers and Nvest Star Small Cap Funds' portfolios that are managed by Loomis Sayles, the Boston office makes the investment decisions for Nvest Strategic Income Fund, Nvest International Equity Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Bond Fund and the New York office makes the investment decisions for Nvest High Income Fund. These offices make investment decisions for the relevant Fund or Portfolio independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which Nvest Value, Nvest Balanced, Nvest Star Advisers, Nvest Star Small Cap, Nvest High Income, Nvest Strategic Income, Nvest International Equity, Loomis Sayles Small Cap Growth and Loomis Sayles Bond Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds or Portfolios purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund or Portfolio. It is the opinion of the Trusts' Trustees that the desirability of retaining Loomis Sayles as subadviser for Nvest Strategic Income, Nvest Value, Nvest Balanced, Nvest Star Advisers, Nvest Star Small Cap, Nvest High Income, Nvest International Equity, Loomis Sayles Small Cap Growth and Loomis Sayles Bond Funds outweighs the disadvantages, if any, which might result from these practices.


      Harris Associates L.P. was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris Associates is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.


      Certain officers and employees of Harris have respectability for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which The Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Small Cap Fund, Nvest Star Advisers Fund, Nvest Star Worldwide Fund and/or Nvest Star Small Cap Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of The Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Small Cap Fund, Nvest Star Advisers Fund, Nvest Star Worldwide Fund and Nvest Star Small Cap Fund to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds and therefore the Portfolios. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds and Portfolios or the price at which a security may be sold. The trustees of the Trusts are of the view that the benefits of retaining Harris as a subadviser to the Nvest Star Advisers Fund, Nvest Star Worldwide Fund and Nvest Star Small Cap Fund as well as an adviser to The Oakmark Fund, The Oakmark Equity and Income Fund and The Oakmark Small Cap Fund outweigh the disadvantages, if any, that might result from participating in such transactions.


Distribution Agreement and Rule 12b-1 Plans.


      Under an agreement with the Trust, Nvest Funds Distributor, L.P. (the "Distributor"), serves as the principal distributor of each class of shares of the Funds. Under this agreement, Nvest Funds Distributor, L.P. is not obligated to sell a specific number of shares of any Fund. Nvest Funds Distributor, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Except as provided in the Administration Agreement, each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.

      Nvest Funds Distributor, L.P. is compensated under the agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds, or the Portfolios under the Special Service Agreement, the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed to be underwriters of a Fund's shares.


      Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's Distributor monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, the Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement (the "Independent Trustees").

      Under Service Plans adopted under rule 12b-1, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and or the maintenance of shareholder accounts. In the case of Class B shares, the Distributor pays investment dealers at the time of sale the first year's service fee, in the amount of up to 0.25% of the amount invested.

      Each Fund's Class B and Class C shares also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the fee as compensation for its services as distributor of the Class B and Class C shares. In the case of Class C shares, the Distributor retains the 0.75% distribution fee assessed against such shares during the first year of investment.

      The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. The Plans may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Board of Trustees review quarterly a written report of such costs as well as the purposes for which such costs have been incurred. For so long as the Plans are in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


      The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Funds' shares. New England Securities is registered as a broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act"), as amended. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor.

      The Distribution Agreement for the Funds may be terminated at any time upon 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

      The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

      With the exception of the Distributor, New England Securities and their direct and indirect corporate parents, no interested person of the Trust nor any trustee of the Trust has any direct or indirect financial interest in the operation of the Plans or any related agreement.

      Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, (3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.


      The Distributor controls the words "Nvest" in the names of the Trust and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trust or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Nvest Funds Trust I, Nvest Funds Trust II, Nvest Kobrick Investment Trust, Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust.


      The portion of the various fees and expenses for Class A, B and C shares that are paid (reallowed) to securities dealers are shown below:

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------------
                                      Maximum                 Maximum                Maximum                Maximum
                                      Sales Charge            Reallowance or         First Year             First Year
                                      paid by investors       Commission             Service Fee            Compensation
Investment                            (% of offering price)   (% of offering price)  (% of netinvestment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%*                5.00%                   0.25%               5.25%
$50,000 - $99,999                           4.50%                 4.00%                   0.25%               4.25%
$100,000 - $249,999                         3.50%                 3.00%                   0.25%               3.25%
$250,000 - $499,999                         2.50%                 2.15%                   0.25%               2.40%
$500,000 - $999,999                         2.00%                 1.70%                   0.25%               1.95%

Investments of $1 million or more
------------------------------------------------------------------------------------------------------------------------------------
First $3 million                             none                 1.00%(2)                0.25%               1.25%
Excess over $3 million (1)                   none                 0.50%(2)                0.25%               0.75%

Investments with no Sales Charge (3)         none                 0.00%                   0.25%               0.25%

* Total Return Bond Fund may impose a maximum sales charge of 4.50% for all investments made under $100,000.
(1) For investments by Retirement Plans, the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."



      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares that are paid to securities dealers are shown below:

---------------------------------------------------------------------------------------------------------------------
                                 Maximum                    Maximum                     Maximum
                                 Reallowance or             First Year                  First Year
                                 Commission                 Service Fee                 Compensation
 Investment                      (% of offering price)      (% of net investment)       (% of offering price)
---------------------------------------------------------------------------------------------------------------------
All amounts for Class B             3.75%                       0.25%                     4.00%
All amounts for Class C             1.00%                       0.00%                     1.00%
---------------------------------------------------------------------------------------------------------------------




      Each Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge ("CDSC"). Proceeds from the CDSC on Class A and Class C shares are paid to the Distributor and are used to defray the expenses for services that it provides the Trust. Proceeds from the CDSC on Class B shares are paid to Nvest Funds Distributor, L.P. and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P.

      For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Nvest Fund or if the account is registered in street name.

      The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale of Class A, B and C shares, (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.


Custodial Arrangements

      State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certified securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Independent Accountants

      The Trust's independent accountants are PricewaterhouseCoopers, LLP, 160 Federal Street, Boston, Massachusetts, 02110. The independent accountants of the Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.


--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

Portfolio Turnover

      Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for each Fund whenever necessary, in management's opinion, to meet that Fund's objective. Each Fund expects to have an annual portfolio turnover rate not exceeding 20% for its initial fiscal year. The portfolio turnover rate for each Portfolio's fiscal year ended September 30, 1999 were as follows: 13% for The Oakmark Fund, 81% for The Oakmark Equity and Income Fund, 68% for The Oakmark Small Cap Fund, 163% for the Loomis Sayles Small Cap Growth Fund and 33% for the Loomis Sayles Bond Fund.

Brokerage Transactions


For Portfolios advised by Harris Associates (Oakmark Fund, Oakmark Equity and Income Fund and Oakmark Small Cap Fund):

      Portfolio transactions for each Portfolio are placed with those securities brokers and dealers that Harris Associates believes will provide the best value in transaction and research services for that Portfolio, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Portfolio may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of Harris Associates.

      In valuing brokerage services, Harris Associates makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

      Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, Harris Associates makes a judgment of the usefulness of research and other information provided by a broker to Harris Associates in managing a Portfolio's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to Harris Associates in advising the Portfolios.

      Harris Associates is the principal source of information and advice to the Portfolios, and is responsible for making and initiating the execution of the investment decisions for each Portfolio. However, the board of trustees recognizes that it is important for Harris Associates, in performing its responsibilities to the Portfolios, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Portfolios to take into account the value of the information received for use in advising the Portfolios. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of Harris Associates in providing management services to the Portfolios is not determinable. In addition, it is understood by the board of trustees that other clients of Harris Associates might also benefit from the information obtained for the Portfolios, in the same manner that the Portfolios might also benefit from information obtained by Harris Associates in performing services to others.

      HASLP may act as broker for a Portfolio in connection with the purchase or sale of securities by or to the Portfolio if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Portfolio may be executed through HASLP if, in the judgment of Harris Associates, the use of HASLP is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and if, in such transactions, HASLP charges the Portfolio commission rates at least as favorable to the Portfolio as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Portfolios will not effect principal transactions with HASLP. In executing transactions through HASLP, the Portfolios will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

      The reasonableness of brokerage commissions paid by the Portfolios in relation to transaction and research services received is evaluated by the staff of Harris Associates on an ongoing basis. The general level of brokerage charges and other aspects of the Portfolios' portfolio transactions are reviewed periodically by the board of trustees.

      Transactions of the Portfolios in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

      Although investment decisions for the Portfolios are made independently from those for other investment advisory clients of Harris Associates, it may develop that the same investment decision is made for both a Portfolio and one or more other advisory clients. If both a Portfolio and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

      The Portfolios do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.


For the Portfolios advised by Loomis Sayles (Loomis Sayles Small Cap Growth Fund and Loomis Sayles Bond Fund):


      In placing orders for the purchase and sale of portfolio securities for each Portfolio, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker/dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

      Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Portfolios will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


      Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Portfolios. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

      Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated August 22, 1995, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eight separate funds. Each fund in the Trust currently offers three classes of shares. The other funds in the Trust are Nvest Select Fund, Nvest Bullseye Fund and Nvest Equity Income Fund. Nvest Equity Income Fund was organized in 1995 and commenced operations on November 28, 1995. Nvest Bullseye Fund was organized in 1998 and commenced operations on March 31, 1998. Nvest Select Fund was organized in April 1999 but is not currently offered to the public. The Funds were organized in 1999 and intend to commence operations in 2000.

      The Declaration of Trust of Nvest Funds Trust III currently permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


      The shares of all the Funds are divided into three classes, Class A, Class B and Class C. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Absent the Service Agreement, all expenses of each Fund (excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) would be borne by its Class A, B and C shares on a pro rata basis. The Class A, Class B and Class C structure could be terminated should certain applicable IRS rulings be rescinded.

      The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged, absent the Service Agreement, with the expenses with respect to that class of a Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trust's Board of Trustees in such manner as it determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

      The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide any series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Board of Trustees may designate. While the Board of Trustees has no current intention to exercise this power, it is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While the Declaration of Trust further provides that the Board of Trustees may also terminate the Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

      Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

      Matters submitted by a Portfolio to its shareholders for a vote will be passed along by the appropriate Fund to its shareholders and the Fund will vote its entire interest in the Portfolio in proportion to the voters actually received from the Fund's shareholders.

      The Declaration of Trust provides that on any matter submitted to a vote of all shareholders of the Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.


      There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.


      Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------


      The procedures for purchasing shares of the Funds are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.



      For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.


      Shares may also be purchased either in writing, by wire or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectus through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or Nvest Funds Web site (www.nvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services."


      The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

      If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.


--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------


      The method for determining the public offering price and net asset value per share is summarized in the Prospectus.



      The net asset value of Fund shares is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

      The net asset value of each Portfolio is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Portfolio. Shares of each Portfolio in which a Fund may invest are valued at the net asset value per share of each Portfolio as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Portfolios will be calculated and reported to a Fund by each Portfolio's accounting agent.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
                               Class A Shares Only
--------------------------------------------------------------------------------

      Special purchase plans are summarized in the text of the Prospectus.

      Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Nvest Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.


      Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

      A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

      A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

      The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

      State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.


      Combining Accounts. Purchases of all series and classes of the Nvest Funds by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

      Combining with Other Series and Classes of the Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless such shares were purchased by exchanging shares of any other Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.


      Unit Holders of Unit Investment Trusts. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

      Clients of Advisers or Subadvisers. No sales charge or contingent deferred sales charge applies to investments of $25,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.


      Offering to Employees of MetLife and Associated Entities. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' advisers or subadvisers, Nvest Funds Distributor, L.P. or any other company affiliated with New England Financial or MetLife; current and former directors and Trustees of the Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker/dealers who have selling arrangements with Nvest Funds Distributor, L.P.; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.


      Eligible Governmental Authorities. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

      Investment Advisory Accounts. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.


      Certain Broker/Dealers and Financial Services Organizations. Shares of any Fund also may be purchased at net asset value through certain broker/dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Nvest Management, Loomis Sayles and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.


      Certain Retirement Plans. Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

      Bank Trust Departments or Trust Companies. Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

      Shareholders of Reich and Tang Government Securities Trust. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

      The reduction or elimination of the sales charges in connection with the special purchase plans described above reflects the absence or reduction of expenses associated with such sales.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


Open Accounts

      A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each financial transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Nvest Services Company may charge a fee for providing duplicate information.

      The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B or Class C shares.

      The costs of maintaining the open account system are paid by the Portfolios under the Service Agreement and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)


      Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing Nvest Funds Distributor, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Nvest Services Company for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling Nvest Funds Distributor, L.P. at 800-225-5478 or your investment dealer.


      The Investment Builder Program is voluntary and may be terminated at any time by Nvest Services Company upon notice to existing plan participants or at any time by the investor by written notice to Nvest Services Company, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits

      The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.


      The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, and $100 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from Nvest Funds Distributor, L.P.


      An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

Systematic Withdrawal Plans


      An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or Nvest Funds Distributor, L.P.


      A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

      In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

      All shares under the Plan must be held in an open (uncertified) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.


      Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and Nvest Funds Distributor, L.P. make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

      It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and Nvest Funds Distributor, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.


      Because of statutory restrictions, this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Exchange Privilege


      A shareholder may exchange the shares of any Fund for shares of the same class of any other Nvest Fund (subject to the investor eligibility requirements, if any, of the Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Nvest Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or Class C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Class B shares of a Nvest Fund. In addition, you may also exchange Class A shares of the Money Market Funds that have not previously paid a sales charge to Class B or Class C shares of any Nvest Fund. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or Nvest Services Company at 800-225-5478 or (2) a written exchange request to Nvest Services Company, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Nvest Fund before an exchange for that Fund can be effected. For federal income tax purposes, an exchange is treated as a sale of shares, and, therefore, would be considered a taxable event on which you may realize a gain or a loss.


      Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.


      The investment objectives of the Nvest Funds and the Money Market Funds are as follows:


Stock Funds:


      Nvest Growth Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

      Nvest Capital Growth Fund seeks long-term growth of capital.

      Nvest Value Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

      Nvest Balanced Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

      Nvest Growth and Income Fund seeks opportunities for long-term growth of capital and income.

      Nvest International Equity Fund seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

      Nvest Star Advisers Fund seeks long-term growth of capital.

      Nvest Star Worldwide Fund seeks long-term growth of capital.

      Nvest Star Small Cap Fund seeks capital appreciation.

      Nvest Equity Income Fund seeks current income and capital growth.

      Nvest Bullseye Fund seeks long-term growth of capital.


Bond Funds:


      Nvest Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

      Nvest Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

      Nvest Short Term Corporate Income Fund seeks a high level of current income consistent with preservation of capital.

      Nvest Strategic Income Fund seeks high current income with a secondary objective of capital growth.

      Nvest Bond Income Fund seeks a high level of current income consistent with what the Fund considers reasonable risk.

      Nvest High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

      Nvest Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

      Nvest Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as the Fund's subadviser believes is consistent with preservation of capital.

      Nvest Intermediate Term Tax Free Fund of California seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.


Money Market Funds:


      Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

      Nvest Tax Exempt Money Market Trust - seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.


Kobrick Funds


      Kobrick Capital Fund seeks maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations.

      Kobrick Emerging Growth Fund seeks to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations

      Kobrick Growth Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Adviser believes have better than average long-term potential.

      As of December 31, 1999 the net assets of the Nvest Funds totaled over $8 billion.


Automatic Exchange Plan (Class A, B and C Shares)


      As described in the Prospectus in the "Additional Investor Services" section, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Nvest Funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until Nvest Funds Distributor, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or over. The Service Options Form is available from Nvest Funds Distributor, L.P. or your financial representative to establish an Automatic Exchange Plan.

Self-Servicing Your Account with Nvest Funds Personal Access Line(R) and Web site

      Nvest Funds shareholders may access account information, including share balances and recent account activity online by visiting our Web site at www.nvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges and shareholders are automatically eligible for these features. Nvest Funds has taken measures to ensure security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our web site at www.nvestfunds.com.

      Investor activity through these mediums are subject to the terms and conditions outlined in the following Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the Nvest Funds Personal Access Line(R) or Web site at www.nvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

Nvest Funds Online and Telephonic Customer Agreement
Note: Accessing or requesting account information or transactions through this site constitutes and shall be deemed to be an acceptance of the following terms and conditions.


      The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

      The on-line acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.


      No transaction shall be deemed accepted until you receive a written confirmation from the Fund company.


      You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.


      Transactions are subject to all requirements, restrictions and fees as set forth in the prospectus of the selected Fund.

      The conditions set forth in this agreement extend not only to transactions transmitted via the internet but to telephonic transactions initiated through the Nvest Funds Personal Access Line(R).


      You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.


      You agree that Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

      Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

      The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

    You agree to immediately notify Nvest Funds if any of the following occurs:


1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.


    Any costs incurred in connection with the use of the Nvest Funds Personal Access Line(R) or the Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.

    Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

You have the ability to restrict Internet and telephonic access to your accounts by notifying Nvest Funds of your desire to do so.

    Written notifications to Nvest Funds should be sent to:

    Nvest Funds
    PO Box 8551
    Boston, MA  02266-8551


    Notification may also be made by calling 800-225-5478 during normal business hours.


--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------


      The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B, and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

      To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the 1934 Act, as amended. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

      If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

      In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

      The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

      The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

      The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

      The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.


      A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.


      The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the Trust's board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. If portfolio securities are distributed in lieu of cash, the shareholder may incur fees upon subsequent disposition of any such securities. Securities distributed by a Fund in kind will be selected by the adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

      The Funds may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by the Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

Reinstatement Privilege (Class A shares only)

      The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

      Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.


--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

      Calculations of Yield. Each Fund may advertise the yield of its Class A, Class B and Class C shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


      Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.



      Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show each class's average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

Performance Comparisons


      Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. and Lipper, Inc., as having similar investment objectives or styles.


      Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

      The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

      The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

      The Standard & Poor's SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

      The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. This index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

      The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

      The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

      The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 39,800 bonds.

      The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

      The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

      The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


      The Funds may cite their ratings, recognition, or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper, Inc. ("Lipper").

      Lipper Indexes and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.


      The Russell 3000 Index is a market capitalization-weighted index, which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ Stock Market. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

      The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

      The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

      The Value Line Index is an unmanaged and unweighted average of more than 1,000 stocks.


      Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper, Inc. and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to Nvest Companies, its structure, goals and objectives and the advisory subsidiaries of Nvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding Nvest Companies, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

      The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        Investments at 8% Rate of Return


                       5 Years           10 Years        15 Years          20 Years        25 Years        30 Years
                       -------           --------        --------          --------        --------        --------
$50                    $3,698             $9,208         $17,417           $29,647         $47,868         $75,015
$75                     5,548             13,812          26,126            44,471          71,802         112,522
$100                    7,396             18,417          34,835            59,295          95,737         150,029
$150                   11,095             27,625          52,252            88,942         143,605         225,044
$200                   14,793             36,833          69,669           118,589         191,473         300,059
$500                   36,983             92,083         174,173           296,474         478,683         750,148

                        Investments at 10% Rate of Return

                      5 Years           10 Years         15 Years         20 Years         25 Years       30 Years
                      -------           --------         --------         --------         --------       --------
$50                    $3,904            $10,328         $20,896           $38,285         $66,895        $113,966
$75                     5,856             15,491          31,344            57,427         100,342         170,949
$100                    7,808             20,655          41,792            76,570         133,789         227,933
$150                   11,712             30,983          62,689           114,855         200,684         341,899
$200                   15,616             41,310          83,585           153,139         267,578         455,865
$500                   39,041            103,276         208,962           382,848         668,945       1,139,663

      The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trust and Nvest Funds Distributor, L.P., as distributor and transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trust and their features and benefits, including the details of the pricing structure.

      Nvest Funds Distributor, L.P. will make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and rates including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and Nvest Funds Distributor, L.P.'s selection including, but not limited to, the scores and categories in which Nvest Funds Distributor, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom Nvest Funds Distributor, L.P. competed for the award, honor or citation.

      Nvest Funds Distributor, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker/dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of Nvest Funds Distributor, L.P.

      Advertising and sales literature may also refer to the beta coefficient of the Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the Nvest Funds may be compared to the beta coefficients of other funds.

      The Funds may enter into arrangements with banks exempted from broker/dealer registration under the 1934 Act. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the Nvest Funds and Nvest Funds Distributor, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

      In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.


--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------


      The performance information below shows each Portfolio's aggregate and average annual total returns for the one-year, five-year and since-inception periods as of December 31, 1999, as applicable restated to reflect each Fund's expenses for Class A, B and C shares.


                      Performance Results - Percent Change


                         For the Periods ended 12/31/99

Core Equity Fund                         Aggregate Total Return                   Average Annual Total Return
----------------

                                                              Since                                         Since
                                 1 Year         5 Year      Inception#        1 Year       5 Year         Inception#
Class A Shares: As a % of:
Net Asset Value                 -10.82%        189.40%       490.34%         -10.82%       11.23%           20.82%
Maximum Offering Price          -15.95%        178.51%       462.14%         -15.95%       10.14%           19.97%

Class B Shares: As a % of:
Net Asset Value                 -11.57%        181.15%       464.56%         -11.57%       10.41%           20.05%
Maximum Offering Price          -16.57%        170.62%       464.56%         -16.57%        9.31%           20.05%

Class C Shares: As a % of:
Net Asset Value                 -11.57%        183.15%       464.56%         -11.57%       10.61%           20.05%
Maximum Offering Price          -12.57%        172.62%       464.56%         -12.57%        9.53%           20.05%

# Calculated from August 5, 1991.

Stock and Bond Fund
-------------------

                                          Aggregate Total Return                      Average Annual Total Return
                                        1 Year         Since Inception#               1 Year         Since Inception#
Class A Shares: As a % of:
Net Asset Value                          7.55%              78.91%                     7.55%              14.99%
Maximum Offering Price                   1.37%              68.63%                     1.37%              13.37%

Class B Shares: As a % of:
Net Asset Value                          6.80%              74.07%                     6.80%              14.24%
Maximum Offering Price                   1.80%              71.07%                     1.80%              13.76%

Class C Shares: As a % of:
Net Asset Value                          6.80%              74.07%                     6.80%              14.24%
Maximum Offering Price                   5.80%              74.07%                     5.80%              14.24%

* Calculated from August 4, 1999.


Small Cap Value Fund
--------------------

                                          Aggregate Total Return                      Average Annual Total Return
                                        1 Year         Since Inception#               1 Year         Since Inception#
Class A Shares: As a % of:
Net Asset Value                         -8.27%              60.08%                    -8.27%              11.96%
Maximum Offering Price                 -13.54%              50.88%                   -13.54%              10.38%

Class B Shares: As a % of:
Net Asset Value                         -9.02%              55.53%                    -9.02%              11.19%
Maximum Offering Price                 -14.02%              52.53%                   -14.02%              10.67%

Class C Shares: As a % of:
Net Asset Value                         -9.02%              55.53%                    -9.02%              11.19%
Maximum Offering Price                 -10.02%              55.53%                   -10.02%              11.19%

# Calculated from August 4, 1999.

Small Cap Growth Fund*
----------------------

                                          Aggregate Total Return                      Average Annual Total Return
                                        1 Year         Since Inception#               1 Year         Since Inception#
Class A Shares: As a % of:
Net Asset Value                         91.45%             169.88%                    91.45%              39.23%
Maximum Offering Price                  80.44%             154.36%                    80.44%              36.51%

Class B Shares: As a % of:
Net Asset Value                         90.70%             165.44%                    90.70%              38.46%
Maximum Offering Price                  85.70%             162.44%                    85.70%              37.94%

Class C Shares: As a % of:
Net Asset Value                         90.70%             165.44%                    90.70%              38.46%
Maximum Offering Price                  89.70%             165.44%                    89.70%              38.46%

# Calculated from December 31, 1996.

Total Return Bond Fund**
------------------------

                                        Aggregate Total Return                      Average Annual Total Return
                                                              Since                                         Since
                                   1 Year       5 Year      Inception#           1 Year       5 Year      Inception#
Class A Shares: As a % of:
Net Asset Value                     4.15%       76.65%       154.81%              4.15%        9.95%        11.45%
Maximum Offering Price             -0.54%       68.71%       143.34%             -0.54%        9.11%        10.85%

Class B Shares: As a % of:
Net Asset Value                     3.40%       70.80%       140.28%              3.40%        9.33%        10.69%
Maximum Offering Price             -1.60%       68.80%       140.28%             -1.60%        9.12%        10.69%

Class C Shares: As a % of:
Net Asset Value                     3.40%       70.80%       140.28%              3.40%        9.33%        10.69%
Maximum Offering Price              2.40%       70.80%       140.28%              2.40%        9.33%        10.69%

# Calculated from May 16, 1991.

* Assuming deduction of the current maximum sales load, Small Cap Growth Fund's Class A shares' aggregate total return for the one-year and since-inception periods would have been 80.25% and 148.15%, respectively, had the voluntary expense limitation not been in effect, and their average annual total returns since inception would have been 33.75% had the voluntary expense limitation not been in effect. Based on net asset values, Class A shares' aggregate total return for the one-year and since-inception periods would have been 91.26%. and 163.67%, respectively and their average annual total return since-inception would have been 39.04% without the voluntary limitation. Assuming redemption at the end of the period, the Fund's Class B shares' aggregate total return for the one-year and since-inception periods would have been 85.51% and 156.23%, respectively, had a voluntary limitation not been in effect, and their average annual total return since-inception would have been 37.75%. Based on net asset values, the Fund's Class B shares' aggregate annual total return for the one-year and since-inception periods would have been 90.51% and 159.23%, respectively, and their average annual total return since-inception would have been 38.27%. The Fund's Class C shares' aggregate total return for the one-year and since-inception periods would have been 89.51% and 159.23%, respectively, and their average annual total return since-inception would have been 38.27% without the voluntary limitation. Based on net asset values, the Fund's Class C shares' aggregate annual total return for the one-year and since-inception periods would have been 90.51% and 159.23%, respectively, and their average annual total return since-inception would have been 38.27%.

** Assuming deduction of the current maximum sales load, Total Return Bond Fund's Class A shares' aggregate total return for the one-year, five-year and since-inception periods would have been -0.54%, 68.71% and 140.73%, respectively, had the voluntary expense limitation not been in effect, and their average annual total returns for the five-year and since-inception periods would have been 9.11% and 10.67%, respectively, had the voluntary expense limitation not been in effect. Based on net asset values, Class A shares' aggregate total return for the one-year, five-year and since-inception periods would have been 4.15%, 76.65% and 152.20%, respectively and their average annual total return for the five-year and since-inception periods would have been 9.95% and 11.27%, respectively, without the voluntary limitation. Assuming redemption at the end of the period, the Fund's Class B shares' aggregate total return for the one-year, five-year and since-inception periods would have been -1.60%, 68.80% and 137.67%, respectively, had a voluntary limitation not been in effect, and their average annual total return for the five-year and since-inception periods would have been 9.12% and 10.51%, respectively. Based on net asset values, the Fund's Class B shares' aggregate annual total return for the one-year, five-year and since-inception periods would have been 3.40%, 70.80% and 137.67%, respectively, and their average annual total return for the five-year and since-inception periods would have been 9.33% and 10.51%, respectively, without the voluntary limitation. The Fund's Class C shares' aggregate total return for the one-year, five-year and since-inception periods would have been 2.40%, 70.80% and 137.67%, respectively, and their average annual total return for the five-year and since-inception periods would have been 9.33% and 10.51%, respectively, without the voluntary limitation. Based on net asset values, the Fund's Class C shares' aggregate annual total return for the one-year, five-year and since-inception periods would have been 3.40%, 70.80% and 137.67%, respectively, and their average annual total return for the five-year and since-inception periods would have been 9.33% and 10.51%, respectively, without the voluntary limitation.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

      As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and net short-term capital gains and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

      Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of business on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Nvest Funds Distributor, L.P. In order for a change to be in effect for any dividend or distribution, it must be received by Nvest Funds Distributor, L.P. on or before the record date for such dividend or distribution. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

      As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

      Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items, including receivables, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund generally will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

      If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. If a Portfolio derives dividends from domestic corporations, a portion of the dividends paid by a Fund that invests in the Portfolio may qualify for the deduction for dividends received by corporations. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

      If a Fund were to choose to invest in more than one Portfolio, a Fund would not be able to offset gains realized by one Portfolio in which such Fund invests against losses realized by another Portfolio in which such Fund invests. The Fund's use of a fund of funds structure could therefore adversely affect the amount, timing and character of distributions to shareholders.

      Income received by a Portfolio from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an underlying Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and may elect to "pass-through" to its shareholders, including a Fund, the amount of foreign income and similar taxes paid by the Portfolio. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign income and similar taxes paid by the Portfolio, and would be entitled either to deduct its pro rata share of foreign income and similar taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. The Fund would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Portfolio.

      Each Portfolio's transactions, if any, in foreign currencies are likely to result in a difference between the Portfolio's book income and taxable income. This difference may cause a portion of the Portfolio's income distributions to constitute a return of capital gain for tax purposes or require the Portfolios to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

      A Fund may receive exempt-interest dividends from its investment in a Portfolio. The Fund is not, however, eligible to "pass-through" to its shareholders such tax-exempt income since it holds share only of a Portfolio.

      Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (20% for noncorporate shareholders), provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Fund shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires shares of the same or another Fund or fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of shares. The term "reinvestment right" means any right to acquire stock of one or more funds (including a Fund) without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

      Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

      Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Code. In any year in which a Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Portfolio generally will not pay any federal income or excise tax, and the corresponding Fund will qualify as a regulated investment company.

      Distributions of a Portfolio's ordinary income and net short-term capital gains are treated as ordinary income by a Fund that invests in the Portfolio. Properly designated distributions of a Portfolio's net long-term capital gains are treated as long-term capital gain by a Fund that invests in the Portfolio, regardless of how long the Fund held the Portfolio's shares.

      Depending on a Fund's percentage ownership in a Portfolio both before and after a redemption, a Fund's redemption of shares of such Portfolio may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Portfolio, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Portfolio directly.

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT PRACTICES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Harris Associates

      The following information relates to certain investment practices in which certain Portfolios advised by Harris Associates may engage, whether as a primary or secondary strategy:

Securities Of Non-U.S. Issuers. The Portfolios each may invest a minor portion of their assets (up to 25% for Oakmark Fund and Small Cap Fund and up to 10% for Equity and Income Fund) in securities of non-U.S. issuers.

      International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Portfolios may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Portfolios may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

      With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

      You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

      Although the Portfolios try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of those securities or, if a Portfolio has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

      Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

      The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the SEC action, that Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Portfolio's board of trustees.

      Income from securities held by a Portfolio could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Portfolio invests. Net asset value of a Portfolio may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Portfolio assets should any of those conditions recur.

Currency Exchange Transactions. Each Portfolio may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker/dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which a Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Portfolio's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Portfolio owns or anticipates owning securities in countries whose currencies are linked, the Portfolio may aggregate such positions as to the currency hedged.

      If a Portfolio enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Portfolio, having a value at least as great as the amount of the excess, if any, of the Portfolio's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Portfolio and held by the Portfolio's custodian and marked to market daily, while the contract is outstanding.

      At the maturity of a forward contract to deliver a particular currency, a Portfolio may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

      It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Portfolio is obligated to deliver.

      If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

European Currency Unification. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

      This change is likely to impact significantly the European capital markets in which the Portfolios may invest their assets. The change to the new euro currency could have adverse effects on a Portfolio's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Portfolio's operations. Harris Associatesis working with the providers of services to the Portfolios in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Portfolios due to the euro conversion; there can be no assurance, however, that the steps taken by Harris Associateswill be sufficient to avoid any adverse impact on the Portfolios.

Debt Securities. Each Portfolio may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds")and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Portfolio or the portion of a Portfolio's assets that may be invested in debt securities in a particular ratings category, except that Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Portfolios will not invest more than 25% of its total assets in such securities.

      Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

      Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

      A description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

When-Issued, Delayed-Delivery and Other Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Harris Associates deems it advisable for investment reasons. A Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivered basis.

      At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Portfolio, may increase net asset value fluctuation.

      A Portfolio may also enter into a contract with a third party that provides for the sale of securities held by the Portfolio at a set price, with a contingent right for the Portfolio to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Portfolio will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Portfolio's rights under such an arrangement will not be secured and the Portfolio may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Portfolio's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

Illiquid Securities. No Portfolio may invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Portfolio's assets.

      If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

      Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Portfolio holds restricted securities and registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees.

      Notwithstanding the above, each Portfolio may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Harris Associates, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Harris Associates will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Harris Associatescould consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Short Sales. Each Portfolio may sell securities short, on a limited basis, that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker/dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Portfolio's short positions remain open. A Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for, or anticipated to be convertible into or exchangeable for, securities of the same issue as, and equal in amount to, the securities sold short with no restriction other than the payment of additional consideration.

      In a short sale, a Portfolio does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Portfolio borrows the securities sold short from a broker/dealer through which the short sale is executed, and the broker/dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. Such broker/dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to such broker/dealer the securities sold short. In addition, the Portfolio is required to pay to the broker/dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker/dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Portfolio's custodian an equivalent amount of the securities sold short or securities convertible into

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or exchangeable for such securities without the payment of additional consideration. A Portfolio is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the Portfolio receives the proceeds of the sale. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of each Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Portfolio currently expects that more than 20% of its total assets would be involved in short sales.

Private Placements. Each Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Portfolio will purchase such a security if more than 15% of the value of such Portfolio's net assets would be invested in illiquid securities.

Lending Of Portfolio Securities. Each Portfolio except Oakmark Fund may lend its portfolio securities to broker/dealers and banks to the extent indicated in restriction 7 under the section entitled "Investment Restrictions of the Harris Associate Portfolios." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Portfolio seeks to enforce its rights thereto and the Portfolio could experience subnormal levels of income and lack of access to income during this period.

Other Investment Companies. Certain markets are closed in whole or in part to direct equity investments by foreigners. A Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies.

      Each Portfolio generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

      Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolios do not intend to invest in such vehicles or funds unless, in the judgment of Harris Associates, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own management fees and other expenses.

Options. Each Portfolio may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from

(call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

      It is expected that a Portfolio will not purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of the Portfolio's net assets.

      Each Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option, the option is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a Portfolio) upon conversion or exchange of other securities held in its portfolio.

      If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.

      If a Portfolio closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by a Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded, or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      There are several risks associates with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Portfolio, that Portfolio would not able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

Temporary Strategies. Each Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris Associatesmay employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Portfolio will employ defensive strategies.

      In addition, pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs, each Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

Loomis Sayles

The following information relates to certain investment practices in which certain Portfolios advised by Loomis Sayles may engage, whether as a primary or secondary strategy:

U.S. Government Securities. U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

      U.S. Treasury Bills--Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

      U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

      "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Portfolios) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

      "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. FNMA are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

      The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Portfolio's net asset value.

When-Issued Securities. When-issued securities are agreements with banks or broker/dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Portfolio that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the

Portfolio purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's when-issued or delayed-delivery commitments. The Portfolio will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Portfolio's investment criteria. The Portfolio may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Portfolio may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

Zero Coupon Bonds. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Portfolio investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Portfolio may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell such securities at such time.

Repurchase Agreements. Under a repurchase agreement, the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Portfolio would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts. Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the 1940 Act.

      Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions. Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies.

      A Portfolio may enter into forward contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

      Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Portfolio's investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

      The Portfolios generally will not enter into forward contracts with a term of greater than one year.

      Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Portfolio.

      Each Portfolio, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Portfolio's outstanding obligations under such contracts, options, and futures.

Options. An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

      If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Portfolio will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

      The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Portfolio's hedging strategies will not be fully effective if such imperfect correlation occurs.

      Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

      An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Portfolio holds options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

      An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Portfolio will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

      The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of the Portfolio's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Portfolios intend to comply with this position.

      Income earned by a Portfolio from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Portfolio, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Portfolio's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

Small Companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of Portfolios that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements. The Portfolios may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Portfolio's net asset value.

      While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. A Portfolio may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration or in a public offering for which a registration statement is in effect under the Securities Act. A Portfolio may be deemed to be an underwriter for purposes of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.
      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
      3.    There is a lack of essential data pertaining to the issue or issuer.
      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA--This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and Affiliates                            Fortune
Adam Smith's Money World                      Fox Network and Affiliates
America On Line                               Fund Action
Anchorage Daily News                          Fund Decoder
Atlanta Constitution                          Global Finance
Atlanta Journal                               (the) Guarantor
Arizona Republic                              Hartford Courant
Austin American Statesman                     Houston Chronicle
Baltimore Sun                                 INC
Bank Investment Marketing                     Indianapolis Star
Barron's                                      Individual Investor
Bergen County Record (NJ)                     Institutional Investor
Bloomberg Business News                       International Herald Tribune
Bnai Brith Jewish Monthly                     Internet
Bond Buyer                                    Investment Advisor
Boston Business Journal                       Investment Company Institute
Boston Globe                                  Investment Dealers Digest
Boston Herald                                 Investment Profiles
Broker World                                  Investment Vision
Business Radio Network                        Investor's Daily
Business Week                                 IRA Reporter
CBS and affiliates                            Journal of Commerce
CFO                                           Kansas City Star
Changing Times                                KCMO (Kansas City)
Chicago Sun Times                             KOA-AM (Denver)
Chicago Tribune                               LA Times
Christian Science Monitor                     Leckey, Andrew (syndicated column)
Christian Science Monitor News Service        Lears
Cincinnati Enquirer                           Life Association News
Cincinnati Post                               Lifetime Channel
CNBC                                          Miami Herald
CNN                                           Milwaukee Sentinel
Columbus Dispatch                             Money
CompuServe                                    Money Maker
Dallas Morning News                           Money Management Letter
Dallas Times-Herald                           Morningstar
Denver Post                                   Mutual Fund Market News
Des Moines Register                           Mutual Funds Magazine
Detroit Free Press                            National Public Radio
Donoghues Money Fund Report                   National Underwriter
Dorfman, Dan (syndicated column)              NBC and affiliates
Dow Jones News Service                        New England Business
Economist                                     New England Cable News
FACS of the Week                              New Orleans Times-Picayune
Forbes                                        Palm Beach Post
Fort Worth Star-Telegram                      Pension World
Pensions and Investments                      Standard & Poor's Stock Guide
Personal Investor                             Stanger's Investment Advisorx
Philadelphia Inquirer                         Stockbrokers Register
Porter, Sylvia (syndicated column)            Strategic Insight
Portland Oregonian                            Tampa Tribune
Prodigy                                       Time

Public Broadcasting Service                   Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)        Toledo Blade
Registered Representative                     UPI
Research Magazine                             US News and World Report
Resource                                      USA Today
Reuters                                       USA TV Network
Rocky Mountain News                           Value Line
Rukeyser's Business (syndicated column)       Wall St. Journal
Sacramento Bee                                Wall Street Letter
San Diego Tribune                             Wall Street Week
San Francisco Chronicle                       Washington Post
San Francisco Examiner                        WBZ
San Jose Mercury                              WBZ-TV
Seattle Post-Intelligencer                    WCVB-TV
Seattle Times                                 WEEI
Securities Industry Management                WHDH
Smart Money                                   Worcester Telegram
St. Louis Post Dispatch                       World Wide Web
St. Petersburg Times                          Worth Magazine
Standard & Poor's Outlook                     WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

      References may be included in Nvest Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for Nvest Funds also including, but not limited to: Back Bay Advisors, L.P. ("Back Bay Advisors") Harris Associates L.P., Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Capital Growth Management Limited Partnership ("CGM") and Westpeak Investment Advisors, L.P. ("Westpeak"). Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Funds.

      References may be included in Nvest Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited to, Nvest Corporation, AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds Group and Jurika & Voyles and their fund group.

      References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of Nvest Funds and their respective fund groups may be contained in Nvest Funds' advertising and promotional literature including, but not limited to, Janus Capital Corporation ("Janus Capital"), Montgomery Asset Management, L.P. ("Montgomery") and Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens").

      Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S., world economies, the economics of specific nations and their impact on the Nvest Funds

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o The corporate histories, founding dates and names of founders of the entities

o   Awards, honors and recognition given to the firms

o   The names of those with ownership interest and the percentage of ownership

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o The specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments

o   Current and historical statistics about:

    o   total dollar amount of assets managed

    o   Nvest Funds' assets managed in total and by Fund

    o   the growth of assets

    o   asset types managed

        o numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

        o the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser.

o The general and specific strategies applied by the advisers in the management of Nvest Funds portfolios including, but not limited to:

    o the pursuit of growth, value, income oriented, risk management or other strategies

    o   the manner and degree to which the strategy is pursued

    o whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes

    o the types and characteristics of investments sought and specific portfolio holdings

    o   the actual or potential impact and result from strategy implementation

    o through its own areas of expertise and operations, the value added by subadvisers to the management process

    o the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500

    o the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Nvest Funds, and those families of funds, other than Nvest Funds. Specific references may include actual performance of the underlying Portfolio in addition to adjusted performance of the Nvest Fund. Any such references will indicate that Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper, Inc., Forbes and Worth.

      In addition, communications and materials developed by Nvest Funds will make reference to the following information about Nvest Companies and its affiliates:

      Nvest Companies is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the NYSE. Nvest Companies has 14 principal subsidiary or affiliated asset management firms, which collectively had more than $127 billion of assets under management as of September 30, 1999. In addition, promotional materials may include:

o Specific and general references to Nvest Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

      o that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers

      o other fund companies are limited to a "one size fits all" approach but Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

      o in this and other contexts reference may be made to Nvest Funds tagline Where The Best Minds Meet(R) and that Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as Where The Best Minds Meet(R).

      Financial Adviser Services ("FAS"), a division of Nvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies-affiliated fund groups including: the Nvest Funds, the Loomis Sayles Funds, the Oakmark Funds and the Reich & Tang Funds.

      FAS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 800 number, Web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper, Inc.; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

      References may be included in Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom Nvest Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

    o past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

    o information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

    o   current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

    o   increased employee retention

    o   reinforcement or creation of morale

    o   deductibility of contributions for participants

    o   deductibility of expenses for employers

    o   tax deferred growth, including illustrations and charts

    o   loan features and exchanges among accounts

    o educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, Nvest Funds and investing in its 401(k) and retirement plans, including, but not limited to:

    o the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

    o   broad choice of investment options and competitive fees

    o   plan sponsor and participant statements and notices

    o   the plan prototype, summary descriptions and board resolutions

    o   plan design and customized proposals

    o   Trusteeship, record keeping and administration

    o the services of State Street Bank, including, but not limited to, trustee services and tax reporting

    o the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements

    o the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

    o   access to expertise on investments

    o assistance in interpreting past, present and future market trends and economic events

    o providing information to clients including participants during enrollment and on an ongoing basis after participation

    o promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

        Nvest Funds advertising and sales literature will include but it is not limited to, discussions of the following information regarding Access Shares. They are:

        o an innovative new fund structure that was created specifically for investors who seek advice through financial representatives.

        o offered in recognition of the demand for high quality investment choices and sound financial advice. Investors who seek advice through financial representatives may purchase the funds of prominent money managers and pursue the benefits of:

            x access to some of the top investment managers in the business who are among Nvest Funds Best Minds.

            x advantages of advice and sound strategies offered through/by their financial representative.

            x   proven track record of the underlying fund.

        o sold by commission-based financial intermediaries and representatives. With public focus on advice and assistance through financial representatives and consultants, investors are offered a commission-based alternative to wrap and other advisory arrangements.

        o provide financial intermediaries the ability to tap into existing no-load funds with strong performance records and rankings by recognized ratings services such as, but not limited to, Morningstar and Lipper

        o intended to bridge the gap between load and no-load funds by providing access to existing no-load funds on a load basis, including but not limited to,
            - targeting investors who seek advice through financial intermediaries
            - focusing on pursuing long-term strategies with the help of an investment adviser.

        o intended to level the playing field between fee-based financial advisor arrangements and the sale of front-end and back-end (contingent deferred sales charge) shares. e.g., a purchase of Class C Access shares with an annual 100 basis point 12b-1 fee may compare favorably on an annual basis with fee-based financial advisor advisory charges.

        o intended to increase and diversify the pool of potential investors available to the underlying mutual fund with the potential to reduce the underlying fund's expense ratio attributable to fixed costs.

        In addition, statistics and other information regarding consumer's demand, desire and interest in investment and financial advice may be referenced and incorporated including, but not limited to, information from the Forum for Investment Advice, the Investment Company Institute, International Association of Financial Planners, the International Board of Certified Financial Planners and other financial services organizations.

        Comparisons and distinctions may be made between the structure and other aspects of Master Feeder Funds, which are an underlying master fund or trust to one or more feeder funds; Clone Funds, which replicate the investment policies and management of an existing fund; Fund of Funds, which involve layered fees, expenses and multiple underlying funds, and Access Shares, which are invested in one underlying fund, including but not limited to:

o   the differences in expenses and costs

o   methods of operations

o benefits and rewards to investors, including but not limited to, the expense structure arrangements, the ability to access established funds and the merits relative to fee-based, wrap and other advisory programs

o   comparisons of the costs of advisory and wrap-fee arrangements

      Comparisons and distinctions also may be made to funds in the same asset categories and details and explanations may be provided regarding how the funds fit into Nvest Funds overall product line, including but not limited to: product overlap, style, diversification, risk/reward potential and funds strategies, objectives and goals.

                                   APPENDIX D
                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF
                         LOOMIS SAYLES BOND FUND FOR THE
                       FISCAL YEAR ENDED DECEMBER 31, 1999

The percentages of the Loomis Sayles Bond Fund's assets invested as of December 31, 1999 in securities assigned to the various rating categories by S&P and Moody's at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                   S & P            Unrated*          Moody's          Unrated**
                   -----            --------          -------          ---------

AAA/Aaa
AA/Aa
A/A
BBB/Baa
BB/Ba
B/B
CCC/Caa
CC/Ca
C/C
D

--------------------------------------------------------------------------------
*Unrated by S & P's but determined to be of comparable quality by Loomis Sayles. **Unrated by Moody's but determined to be of comparable quality by Loomis Sayles.

The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Loomis Sayles Bond Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Loomis Sayles Bond Fund's investments will be in subsequent fiscal years.

                           NEW ENGLAND FUNDS TRUST III

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)          Articles of Incorporation.


    (1) The Registrant's Agreement and Declaration of Trust dated August 22, 1995 is incorporated by reference to the initial Registration Statement on Form N-1A (File No. 33-62061) filed on August 23, 1995 (the "Registration Statement").

    (2) Amendment No. 1 dated March 2, 1998 to Registrant's Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment ("PEA") No. 5 to the Registration Statement filed on April 30, 1998.

    (3) Amendment No.2 dated February 22, 1999 to Registrant's Agreement and Declaration of Trust is incorporated by reference to PEA No. 7 to the Registration Statement filed on February 16, 1999.

(b)          By-Laws.

             The Registrant's By-Laws are incorporated herein by reference to the Registration Statement.


(c)          Instruments Defining Rights of Security Holders.


             Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration of Trust incorporated by reference as exhibit a(1) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

(d)          Investment Advisory Contracts.

    (1) (i) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between the Registrant, on behalf of New England Equity Income Fund, and New England Funds Management, L.P. ("NEFM") is filed herewith.

        (ii) Advisory Agreement dated March 31, 1998 between the Registrant, on behalf of New England Bullseye Fund, and NEFM is filed herewith.

    (2) (i) Subadvisory Agreement dated July 27, 1999 between the Registrant, on behalf of New England Equity Income Fund, NEFM and Vaughan, Nelson, Scarborough & McCullough, L.P. is filed herewith.

        (ii) Subadvisory Agreement dated March 31, 1998 between the Registrant, on behalf of New England Bullseye Fund, NEFM and Jurika & Voyles, L.P. is filed herewith.

    (3) Form of Advisory Agreement between the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, and NEFM, is incorporated by reference to exhibit d(3) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

(e)          Underwriting Contracts.

    (1) Form of Distribution Agreement between the Registrant, on behalf of New England Equity Income Fund, and New England Funds, L.P. (the "Distributor") is incorporated by reference to the Registration Statement.

    (2) Distribution Agreement dated March 31, 1998 between the Registrant, on behalf of New England Bullseye Fund, and the Distributor is filed herewith.

    (3) Form of Distribution Agreement between the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, and the Distributor is incorporated by reference to exhibit e(3) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

(f)          Bonus or Profit Sharing Contracts.


             Not applicable.

(g)          Custodian Agreements


    (1) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company ("State Street Bank") is incorporated by reference to Pre-Effective Amendment ("PreEA") No. 2 to the Registration Statement filed on October 30, 1995.

    (2) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract and the Sub-Transfer and Service Agreement to New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund is incorporated by reference to exhibit g(2) to PEA No. 7 to the Registration Statement filed on February 16, 1999.


(h)          Other Material Contracts


    (1) Form of Transfer Agency Agreement between the Registrant and the Distributor is incorporated by reference to PreEA No. 2 to the Registration Statement filed on October 30, 1995.

    (2) Form of Dealer Agreement of the Distributor is incorporated by reference to PreEA No. 2 to the Registration Statement filed on October 30, 1995.

    (3) Power of Attorney for Trustees is incorporated by reference to PEA No. 7 to the Registration Statement filed on February 16, 1999.

    (4) Form of Special Servicing Agreement between the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, its Underlying Portfolios' Trusts and Nvest Services Company, Inc., is incorporated by reference to exhibit h(4) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

    (5) Form of Administration Agreement between the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, and NEFM is incorporated by reference to exhibit h(5) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

    (6) Form of Service Agreement between Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, each Adviser of the Underlying Portfolio and NEFM is incorporated herein by reference to exhibit h(6) to PEA No. 7 to this Registration Statement filed on February 16, 1999.

    (7) Form of Fee Waiver/Expense Reimbursement Undertakings between NEFM and the Registrant and its respective series enumerated in such undertakings is incorporated herein by reference to exhibit h(7) to PEA No. 7 to this Registration Statement, filed on February 16, 1999.

(i)          Legal Opinion.

             Opinion of Ropes & Gray with respect to New England Bullseye Fund is incorporated herein by reference to PEA No. 7 to the Registration Statement, filed on February 16, 1999.

(j)          Other Opinions.

             Not applicable.

(k)          Omitted Financial Statements.


             Not applicable.


(l)          Initial Capital Agreements.

             Investment Letter of Loomis Sayles Funded Pension Plan and Trust is incorporated by reference to PreEA No. 3 to the Registration Statement filed on November 22, 1995.

(m)          Rule 12b-1 Plans.

    (1) Form of Rule 12b-1 Plan relating to Class A shares of New England Equity Income Fund is incorporated by reference to the Registration Statement.

    (2) Form of Rule 12b-1 Plan relating to Class B shares of New England Equity Income Fund is incorporated by reference to PEA No. 3 to the Registration Statement filed on June 10, 1997.

    (3) Form of Rule 12b-1 Plan relating to Class C shares of New England Equity Income Fund is incorporated by reference to PEA No. 3 to the Registration Statement filed on June 10, 1997.

    (4) Form of Rule 12b-1 Plan relating to Class A shares of New England Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

    (5) Form of Rule 12b-1 Plan relating to Class B shares of New England Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

    (6) Form of Rule 12b-1 Plan relating to Class C shares of New England Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

    (7) Form of Rule 12b-1 Plan relating to Class A shares of the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, is incorporated by reference to exhibit m(7) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

    (8) Form of Rule 12b-1 Plan relating to Class B shares of the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, is incorporated by reference to Exhibit m(8) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

    (9) Form of Rule 12b-1 Plan relating to Class C shares of the Registrant, on behalf of New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund, is incorporated by reference to Exhibit m(9) to PEA No. 6 to the Registration Statement filed on December 2, 1998.


(n)          Rule 18f-3 Plan


             Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997

(p)          Code of Ethics

             To be filed by amendment in accordance with the compliance date set forth in Section V(B)(4)(iii) of Securities and Exchange Release No. IC-23958 (effective October 29, 1999).

Item 24. Persons Controlled by or under Common Control with the Fund.


         None.


Item 25. Indemnification.

         See Article 4 of the Registrant's By-Laws filed as Exhibit (b)(2) to the Registration Statement filed on August 23, 1995 which is incorporated by reference.


         In addition, Nvest, L.P., the parent company of the Registrant's adviser and distributor, maintains a directors and officers liability insurance policy with maximum coverage of $15 million, under which the trustees and officers of the Registrant are named insureds.


Item 26. Business and Other Connections of Investment Adviser


(a) NEFM, a wholly-owned subsidiary of Nvest, L.P., serves as investment adviser to New England Bullseye Fund, New England Equity Income Fund, New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Fund. NEFM was organized in 1995.

         The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of NEFM during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by NEFM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act")(File No. 801-48408).


(b) (1) Vaughan, Nelson, Scarborough & McCullough, L.P., ("VNSM"), the subadviser to New England Equity Income Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

         The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of VSNM during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by VNSM pursuant to the Advisers Act (File No. 801-51795).

     (2) Jurika & Voyles, L.P. ("Jurika & Voyles"), the subadviser to New England Bullseye Fund, provides investment advice to other registered investment companies and to organizations and individuals. Jurika & Voyles succeeded Jurika & Voyles, Inc. in January 1997.


         The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Jurika & Voyles during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Jurika & Voyles pursuant to the Advisers Act (File No. 801-53366).

Item 27. Principal Underwriter

(a)      New England Funds, L.P. also serves as principal underwriter for:


         New England Funds Trust I
         New England Funds Trust II
         New England Tax Exempt Money Market Trust
         New England Cash Management Trust
         Kobrick Investment Trust


(b) The general partner and officers of the Registrant's principal underwriter, New England Funds, L.P., and their addresses are as follows:


                                         Positions and Offices             Positions and Offices
           Name                       with Principal Underwriter              with Registrant
------------------------------------------------------------------------------------------------

NEF Corporation              General Partner                                None

John T. Hailer               President and Chief Executive Officer          None

John E. Pelletier            Senior Vice President, General Counsel,        Secretary and Clerk
                             Secretary and Clerk

Scott E. Wennerholm          Senior Vice President, Treasurer, Chief        None
                             Financial Officer,and Chief Operating
                             Officer

Coleen D. Dinneen            Vice President, Associate Counsel, Assistant   Assistant Secretary
                             Secretary and Assistant Clerk

Martin G. Dyer               Vice President and Assistant Secretary         None

Kristin S. Vigneaux          Vice President, Assistant Secretary and        Assistant Secretary
                             Assistant Clerk

Beatriz Pina Smith           Vice President and Assistant Treasurer         None

Christine Howe               Controller                                     None

Frank S. Maselli             Senior Vice President                          None

Caren I. Leedom              Senior Vice President                          None

Kirk Williamson              Senior Vice President                          None

Daniel Lynch                 Vice President                                 None

Marla McDougall              Vice President                                 None


The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)      Not applicable.


Item 28. Location of Accounts and Records


         The following companies maintain possession of the documents required by the specified rules:

         (a)     Registrant
                     Rule 31a-1(b)(4)
                     Rule 31a-2(d)

         (b)     State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, Massachusetts 02110
                     Rule 31a-1(a)
                     Rule 31a(b)(1), (2), (3), (5), (6), (7), (8)
                     Rule 31a-2(d)

         (c)     New England Funds Management, L.P.
                 399 Boylston Street
                 Boston, MA 02116


                     (i) For all series of Registrant:
                     Rule 31a-1(a); 31a-1(b)(9), (10), (11); 31a-1(f);
                     Rule 31a-2(d); and 31a-2(e)

                     (ii) For New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund only: Rule 31a-1(a); 31a-1(b)(9), (10), (11); 31a-1(f); Rule 31a-2(e)

         (d)     For New England Bullseye Fund (managed by Jurika & Voyles):
                 Jurika & Voyles, L.P.
                 Lake Merritt Plaza,
                 1999 Harrison, Suite 700
                 Oakland, CA 94612
                     Rule 31a-1(a); 31a-1(b)(9), (10), (11); 31a-1(f);
                     Rule 31a-2(e)

         (e) For New England Equity Income Fund (managed by Vaughan, Nelson, Scarborough & McCollough):
                 Vaughan, Nelson, Scarborough & McCollough
                 600 Travis
                  Suite 6300
                 Houston, TX  77002
                     Rule 31a-1(a); 31a-1(b)(9), (10), (11); 31a-1(f);
                     Rule 31a-2(e)

         (f)     New England Funds, L.P.
                 399 Boylston Street
                 Boston, Massachusetts 02116
                     Rule 31a-1(d)
                     Rule 31a-2(c)

Item 29.  Management Services


         None.


Item 30.  Undertakings


(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

(b) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Fund's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in Section 16(c) of the Investment Company Act of 1940.

                           NEW ENGLAND FUNDS TRUST III

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of January, 2000.


                                           New England Funds Trust III

                                           By:  /s/ PETER S. VOSS*
                                                    ------------------
                                                    Peter S. Voss
                                                    Chief Executive Officer

                                          *By:  /s/ JOHN E. PELLETIER
                                                    -----------------
                                                    John E. Pelletier
                                                    Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                           Date
---------                     -----                           ----


PETER S. VOSS*                                                January 26, 2000
--------------
Peter S. Voss                 Chairman of the Board;
                              Chief Executive Officer;
                              Principal Executive
                              Officer; Trustee

/s/ THOMAS P. CUNNINGHAM      Treasurer                       January 26, 2000
------------------------
Thomas P. Cunningham

GRAHAM T. ALLISON, JR.*       Trustee                         January 26, 2000
-----------------------
Graham T. Allison, Jr.

DANIEL M. CAIN*               Trustee                         January 26, 2000
------------------------
Daniel M. Cain

KENNETH J. COWAN*             Trustee                         January 26, 2000
------------------------
Kenneth J. Cowan

RICHARD DARMAN*               Trustee                         January 26, 2000
------------------------
Richard Darman

SANDRA O. MOOSE*              Trustee                         January 26, 2000
------------------------
Sandra O. Moose

JOHN A. SHANE*                Trustee                         January 26, 2000
------------------------
John A. Shane

PENDELTON P. WHITE*           Trustee                         January 26, 2000
------------------------
Pendelton P. White
                                             *By: /s/ JOHN E. PELLETIER
                                                   ------------------------
                                                   John E. Pelletier
                                                   Attorney-In-Fact
                                                   January 26, 2000

                           NEW ENGLAND FUNDS TRUST III

                                  EXHIBIT INDEX

                        EXHIBITS FOR ITEM 23 OF FORM N-1A


EXHIBIT                EXHIBIT DESCRIPTION

(d)(1)(i)              Advisory Agreement for New England Equity Income Fund

(d)(1)(ii)             Advisory Agreement for New England Bullseye Fund

(d)(2)(i)              Subadvisory Agreement for New England Equity Income Fund

(d)(2)(ii)             Subadvisory Agreement for New England Bullseye Fund

(e)(2)                 Distribution Agreement for New England Bullseye Fund